UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

iShares, Inc.

iShares Trust

iShares U.S. ETF Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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iShares, Inc.

iShares Trust

iShares U.S. ETF Trust

400 Howard Street

San Francisco, CA 94105

May 10, 2017

Dear Shareholder:

A joint special meeting (the “Meeting”) of the shareholders of each series of iShares, Inc., iShares Trust and iShares U.S. ETF Trust (each, a “Company,” and each series, a “Fund,” and collectively, the “Funds”) will be held at the offices of BlackRock Fund Advisors (the “Adviser”), 400 Howard Street, San Francisco, CA 94105, on June 19, 2017, at 11:00 a.m. (Pacific time) to consider and vote on the proposals discussed in the enclosed joint proxy statement. The Funds are listed in Appendix B to the enclosed joint proxy statement.

You have received this letter because you were a shareholder of record of at least one Fund on May 2, 2017 (the “Record Date”). The purpose of the Meeting is to seek shareholder approval of the five nominees named in the enclosed joint proxy statement (the “Board Nominees”) to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Company.

Each Board has unanimously approved the five Board Nominees on behalf of each of the Funds that the Board oversees, subject to approval by the applicable Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies, and that their election would be in your best interests as a shareholder.

Each Board unanimously recommends that you vote, or submit voting instructions, “FOR” the election of each of the Board Nominees. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. You can vote on the Internet, by telephone, by mail or in person at the Meeting. Please take a few moments to vote your shares, whether or not you plan to attend the Meeting in person. Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm, has been retained to assist the Funds in obtaining shareholder votes.

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. Photographic identification will be required for admission to the Meeting.

Even if you plan to attend the Meeting in person, please promptly follow the enclosed instructions to submit voting instructions via the Internet, by telephone, or by signing and dating each voting instruction form you receive and returning it in the accompanying postage-paid return envelope.

Please take the time to vote as outlined above and participate in the governance of your Fund(s).

If you have any questions about the proposals to be voted on, please call Broadridge, the firm assisting us in the solicitation of proxies, at 1-877-777-8588.

Sincerely,

Martin Small

President of the Funds

55 East 52nd Street, New York, NY 10055

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	A joint special meeting of shareholders of the Funds will be held at the offices of BlackRock Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on June 19, 2017, at 11:00 a.m. (Pacific time). The enclosed joint proxy statement describes a proposal to elect the Board Nominees of the Fund(s) in which you owned shares as of the Record Date, May 2, 2017, and provides you with other information relating to the Meeting. The enclosed voting instruction form(s) indicate the Fund(s) in which you owned shares as of the Record Date. The table starting on page 5 of the joint proxy statement identifies the five Board Nominees, three of whom are current Board Members and two of whom are current advisory Board Members of the Companies (the “Advisory Board Members”).

Q:	Why are the Companies holding a meeting to elect Board Members at this time?

A:	The Boards believe that it would be beneficial to current and future shareholders of the Companies to expand the breadth and depth of the Boards by adding Directors/Trustees with varied backgrounds and qualifications.

In addition, the Investment Company Act of 1940, as amended (the “1940 Act”), requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose unless at least two-thirds of the directors/trustees then holding office have been elected by shareholders. The 1940 Act also requires a fund to hold a meeting for the purpose of electing directors/trustees if at any time less than a majority of the directors/trustees were elected by shareholders of the fund. Because three of the eight current Board Members of iShares, Inc. and iShares Trust were appointed by the then-existing Board Members and not elected by shareholders, iShares, Inc. and iShares Trust are currently prohibited by the 1940 Act from appointing new Board Members without shareholder approval. Although iShares U.S. ETF Trust is not similarly required to hold a shareholder meeting to elect Board Members at this time, it is being included in this joint proxy statement to facilitate consistency in the status of Board Members (as elected or appointed) and the composition of the Boards across the three Companies. The election of the Board Nominees to the Boards by shareholders would provide the Boards with more flexibility when a future vacancy exists on the Boards as a result of Director/Trustee resignation or otherwise.

Q:	Who are the Board Nominees for election to the Board of each Company?

A:	The Board Nominees are: Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman. All of the Board Nominees, other than Mark Wiedman, are not “interested persons” of the Companies. Jane D. Carlin, Madhav V. Rajan and Mark Wiedman currently serve as Board Members of the Companies. Richard L. Fagnani and Drew E. Lawton currently serve as Advisory Board Members. Biographical information for the Board Nominees is included in the enclosed joint proxy statement under Proposal 1 of the Meeting and the relevant appendices.

Q:	How do the Boards of the Companies recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election would be in your best interest and unanimously recommend that you vote, or submit voting instructions, “FOR” each Board Nominee.

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Q:	How do I vote my shares?

A:	For your convenience, there are several ways you can vote:

•	By Telephone: You may vote by calling the toll-free number listed on your voting instruction form and following the instructions.

•	By Mail: You may vote by completing the enclosed voting instruction form and dating, signing and returning it in the postage-paid envelope. Please note that if you sign and date the voting instruction form but provide no voting instructions, your shares will be voted “FOR” the proposal.

•	On the Internet: You may vote via the Internet by accessing the website address printed on the enclosed voting instruction form or the Important Notice Regarding the Availability of Proxy Materials for the Joint Shareholder Meeting to be held on June 19, 2017 (the “Notice”) and following the instructions. To vote in this manner, you will need the “control” number that appears on your voting instruction form or Notice.

•	In Person: You may vote your shares by attending the Meeting in person.

Q:	Will my vote make a difference?

A:	Yes. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. Your vote can help ensure that the Board Nominees be elected. We encourage all shareholders to participate in the governance of their Fund(s).

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:	Except as otherwise noted below, the costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds, and additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more specific Funds. Pursuant to a contractual or voluntary expense limitation, the Adviser will bear some or all of the costs associated with the joint proxy statement for certain Funds to the extent the total operating expenses of such Funds, after taking into account the proxy costs allocated to such Funds, exceed the contractual or voluntary expense limitation for such Funds.

The Funds have retained Broadridge, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Broadridge will be paid approximately $2.21 million for solicitation services (including reimbursements of out-of-pocket expenses), which includes approximately $2.20 million for the costs of printing and distributing proxy materials.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Broadridge, the proxy solicitor for the Funds, at 1-877-777-8588.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to record your voting instructions by telephone or via the Internet, or to indicate your voting instructions on the enclosed voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided. If you submit a properly executed voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

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iSHARES, INC.

iSHARES TRUST

iSHARES U.S. ETF TRUST

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2017

A joint special meeting (the “Meeting”) of the shareholders of each series (each, a “Fund”) of iShares, Inc., iShares Trust and iShares U.S. ETF Trust (each, a “Company”) will be held at the offices of BlackRock Fund Advisors, 400 Howard Street, San Francisco, CA 94105, on June 19, 2017, at 11:00 a.m. (Pacific time), to consider and vote on the following proposals, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect five Board members to the Board of Directors or Trustees of each Company.

PROPOSAL 2.	To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the five nominees named in the accompanying joint proxy statement (the “Board Nominees”) to the Board of Directors or Trustees of each Company (each, a “Board”). Each Board has unanimously approved the five Board Nominees on behalf of each Fund overseen by such Board, subject to approval by the shareholders of the Funds. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees each possess the requisite experience in overseeing investment companies and that their election would be in your best interests as a shareholder.

Each Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee.

Shareholders of record of a Fund as of the close of business on May 2, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of the Record Date, you may receive more than one voting instruction form. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each voting instruction form you receive from us.

If you have any questions about the proposals to be voted on, please call Broadridge Financial Solutions, Inc., the firm assisting us in the solicitation of proxies, toll-free at 1-877-777-8588.

By Order of the Boards,

Martin Small

President of the Funds

55 East 52nd Street, New York, NY 10055

Dated: May 10, 2017

iShares, Inc.

iShares Trust

iShares U.S. ETF Trust

400 Howard Street

San Francisco, CA 94105

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2017

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each series listed in Appendix B to this Proxy Statement (each, a “Fund” and, collectively, the “Funds”) of iShares, Inc., iShares Trust and iShares U.S. ETF Trust (each, a “Company” and together, the “Companies”). The proxies will be voted at the joint special meeting of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will be held at the offices of BlackRock Fund Advisors (the “Adviser”), 400 Howard Street, San Francisco, CA 94105, on June 19, 2017, at 11:00 a.m. (Pacific time). The Meeting will be held for the purpose of electing five nominees to the Board of each Company (the “Board Nominees”).

The Board of each Company has determined that the use of a joint proxy statement for such Company’s Meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about May 18, 2017, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Shareholder Meeting to be held on June 19, 2017 (the “Notice”), which is expected to be mailed on or about May 10, 2017.

iShares, Inc. is a corporation organized under the laws of the State of Maryland. Each of iShares Trust and iShares U.S. ETF Trust is a statutory trust organized under the laws of the State of Delaware. Each Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record of a Fund as of the close of business on May 2, 2017 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposal 1 for each Fund are also set forth in Appendix A.

The number of outstanding shares of each Fund as of the close of business on the Record Date are shown in Appendix B. To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of a Fund, except as set forth in Appendix I.

The Fund in which you owned shares on the Record Date is named on the voting instruction form or Notice. If you owned shares in more than one Fund on the Record Date, you may receive more than one voting instruction form. Even if you plan to attend the Meeting in person, please sign, date and return EACH voting instruction form that you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your voting instruction form(s) or Notice, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Funds at the principal executive offices of the Funds at 400 Howard Street, San Francisco, CA 94105, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting. If you hold your shares through a bank, broker or other intermediary, and you wish to attend the Meeting and vote your shares, you must request a “legal proxy” from the bank, broker or other intermediary.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. at www.iShares.com. In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the distributor for the Companies, BlackRock Investments, LLC (the “Distributor”), 1 University Square Drive, Princeton, NJ 08540, or by calling 1-800-iShares (1-800-474-2737). Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report, or this Proxy Statement or Notice, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report, or this Proxy Statement or Notice, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

SUMMARY OF PROPOSAL AND FUNDS VOTING

The proposal described in this Proxy Statement is to elect Board Members, and the shareholders of each Fund of each Company as of the Record Date are entitled to vote on the proposal.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to record your voting instructions by telephone or via the Internet, or to indicate your voting instructions on the enclosed voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided. If you submit a properly executed voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2017

The Notice of Joint Special Meeting of Shareholders, Proxy Statement and form of proxy are available on the Internet at www.proxyvote.com. This Notice cannot be used to cast your vote and presents only an overview of the more complete proxy materials that are available on the Internet. The Proxy Statement and annual and semi-annual reports of each Fund are available by calling 1-800-iShares (1-800-474-2737).

If you have any questions or wish to obtain directions so that you can attend the Meeting in person, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the proxy solicitor for the Funds, toll free at 1-877-777-8588.

PROPOSAL 1 — ELECTION OF BOARD MEMBERS

The purpose of the Proposal is to elect five Board Members to the Board of each Company.

Board Nominees. The Board of each Company currently consists of eight Board Members, six of whom are not “interested persons” of such Company (as defined in the 1940 Act) (the “Independent Board Members”). Each Company also has two advisory Board Members (the “Advisory Board Members”). Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal.

Each Board recommends a vote “FOR” the election of each of the five Board Nominees: Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman. All of the Board Nominees, other than Mark Wiedman, are not “interested persons” of the Companies. All of the Board Nominees other than Richard L. Fagnani and Drew E. Lawton currently serve as Board Members of the Companies. Richard L. Fagnani and Drew E. Lawton currently serve as Advisory Board Members for each Company. The Board Nominees were recommended by the Independent Board Members.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the voting instruction form(s) or Notice, or date and sign the enclosed voting instruction form(s) and return the voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund as of the Record Date, you may receive more than one voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below table, which identifies the Board Members/Board Nominees, and sets forth certain biographical information about the Board Members/Board Nominees, for each Company. Each Board Nominee was nominated by the Nominating and Governance Committee of the Board of each respective Company. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Board Member/Board Nominee is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Messrs. Kapito and Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Each Board has designated Cecilia H. Herbert as its Independent Board Chair.

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Number of Funds in Exchange- Traded Fund Complex Overseen or to be Overseen	Other Directorships Held by Board Member/Board Nominee
Independent Board Members/Board Nominees

Jane D. Carlin (61)	Board Member/Board Nominee (since 2015 for each Company); Risk Committee Chair (since 2016 for each Company).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	333 Funds	Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Advisory Board Member/Board Nominee (since 2017 for each Company).	Retired; Partner, KPMG LLP (2002-2016).	333 Funds	None

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Number of Funds in Exchange- Traded Fund Complex Overseen or to be Overseen	Other Directorships Held by Board Member/Board Nominee
Cecilia H. Herbert (68)	Board Member (since 2005 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust); Independent Board Chair (since 2016 for each Company); Nominating and Governance Committee Chair (since 2016 for each Company).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	333 Funds	Trustee of Forward Funds (17 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Charles A. Hurty (73)	Board Member (since 2005 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust); Audit Committee Chair (since 2006 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust).	Retired; Partner, KPMG LLP (1968-2001).	333 Funds	Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Board Member (since 2005 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust); Securities Lending Committee Chair (since 2016 for each Company).	Chief Investment Officer, Santa Clara University (since 2002).	333 Funds	None

Drew E. Lawton (58)	Advisory Board Member/Board Nominee (since 2016 for each Company).	Senior Managing Director of New York Life Insurance Company (2010-2015).	333 Funds	None

John E. Martinez (55)	Board Member (since 2003 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust); Fixed Income Plus Committee Chair (since 2016 for each Company).	Director of Real Estate Equity Exchange, Inc. (since 2005).	333 Funds	None

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Number of Funds in Exchange- Traded Fund Complex Overseen or to be Overseen	Other Directorships Held by Board Member/Board Nominee
Madhav V. Rajan (52)	Board Member/Board Nominee (since 2011 for each Company); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016 for each Company).	Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	333 Funds	Director of Cavium, Inc. (since 2013).
Interested Board Members/Board Nominees

Robert S. Kapito[1] (60)	Board Member (since 2009 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	333 Funds	Director of BlackRock, Inc. (since 2006).

Mark Wiedman[2] (46)	Board Member/Board Nominee (since 2013 for each Company).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s Exchange-Traded Funds and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	333 Funds	Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of each Company due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of each Company due to his affiliations with BlackRock, Inc. and its affiliates.

The Board has concluded that, based on each Board Member/Board Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member/Board Nominee should serve as a Board Member. Among the attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Company’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Board Members. A Board Member’s ability to perform his or her duties effectively may have been attained through the Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Companies and the Funds of each Company (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.

Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member/Board Nominee that led the Board to conclude that he or she should serve (or continue to serve) as a Board Member.

Board Members/ Board Nominees	Experience, Qualifications, Attributes or Skills
Independent Board Members/Board Nominees

Jane D. Carlin	Jane D. Carlin has been a Board Member of each Company since 2015 and Chair of the Risk Committee of each Company since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012 and as a Director of The Hanover Insurance Group, Inc. since 2016. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.

Richard L. Fagnani	Richard L. Fagnani has been an Advisory Board Member of each Company since 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.

Cecilia H. Herbert	Cecilia H. Herbert has been a Board Member of iShares, Inc. and iShares Trust since 2005, and a Board Member of iShares U.S. ETF Trust since 2011. Ms. Herbert has served as Chair of each Company’s Board since 2016, Chair of the Nominating and Governance Committee of each Company since 2016, and Chair of the Nominating and Governance Committee and the Equity Plus Committee of each Company from 2012 to 2015. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert has served as Trustee of the Forward Funds since 2009, which was purchased by Salient Partners in 2015, and has also served as Trustee of the Salient MF Trust since 2015. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a Trustee of Stanford Health Care since 2016 and as a Trustee of WNET, New York’s public media station, since 2011. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of

Board Members/ Board Nominees	Experience, Qualifications, Attributes or Skills
that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.

Charles A. Hurty	Charles A. Hurty has been a Board Member of iShares, Inc. and iShares Trust since 2005, and a Board Member of iShares U.S. ETF Trust since 2011. Mr. Hurty has served as Chair of the Audit Committee of iShares, Inc. and iShares Trust since 2006 and of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty has served as Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi- Adviser Hedge Fund Portfolios LLC) since 2002. He was a Director of the GMAM Absolute Return Strategy Fund from 2002 to 2015 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001, where he held several leadership roles in KPMG’s Investment Management Practice. Prior to joining KPMG, Mr. Hurty was an officer in the United States Army. Mr. Hurty has a BS degree in accounting from the University of Kansas.

John E. Kerrigan	John E. Kerrigan has been a Board Member of iShares, Inc. and iShares Trust since 2005, and a Board Member of iShares U.S. ETF Trust since 2011. Mr. Kerrigan served as Chair of the Securities Lending Committee of each Company since 2016, Chair of the Nominating and Governance Committee of iShares, Inc. and iShares Trust from 2010 to 2012, Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 to 2012, and Chair of the Fixed Income Plus Committee of each Company from 2012 to 2015. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.

Drew E. Lawton	Drew E. Lawton has been an Advisory Board Member of each Company since 2016. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 through October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from February 2010 to December 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton as a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.

Board Members/ Board Nominees	Experience, Qualifications, Attributes or Skills

John E. Martinez	John E. Martinez has been a Board Member of iShares, Inc. and iShares Trust since 2003, and a Board Member of iShares U.S. ETF Trust since 2011. Mr. Martinez served as Chair of the Fixed Income Plus Committee of each Company since 2016 and Chair of the Securities Lending Committee of each Company from 2012 to 2015. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board Member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.

Madhav V. Rajan	Madhav V. Rajan has been a Board Member of each Company since 2011. Mr. Rajan has served as Chair of the Equity Plus Committee and 15(c) Committee of each Company since 2016, Chair of the Nominating and Governance Committee of each Company in 2016, and Chair of the 15(c) Committee of each Company from 2012 to 2015. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.

Board Members/ Board Nominees	Experience, Qualifications, Attributes or Skills
Interested Board Members/Board Nominees

Robert Kapito	Robert Kapito has been a Board Member of iShares, Inc. and iShares Trust since 2009, and a Board Member of iShares U.S. ETF Trust since 2011. Mr. Kapito has served as a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of

Board Members/ Board Nominees	Experience, Qualifications, Attributes or Skills
experience as part of BlackRock, Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock’s key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Mark Wiedman	Mark Wiedman has been a Board Member of each Company since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head of BlackRock’s Exchange-Traded Funds and Index Investments Business and Senior Managing Director of BlackRock, Inc. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2016, Mr. Wiedman was the Global Head of iShares. Mr. Wiedman was previously the head of Corporate Strategy for BlackRock. Mr. Wiedman joined BlackRock in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.

Board Leadership Structure and Oversight

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and each Company’s charter. The Board of each Company is currently composed of eight members, six of whom are Independent Board Members. Each Company also has two Advisory Board Members. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Board Members meet regularly outside the presence of management, in executive session or with other service providers to each Company.

The Board has appointed an Independent Board Member to serve in the role of Board Chair for each Company. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees for each Company: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Risk Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Board Member. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Board Members between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Board Members and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of the Adviser or other service providers (depending on the nature of the risk), subject to the supervision of the Adviser. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by the Adviser and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Board Members have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, the Adviser has an independent dedicated Risk and Quantitative Analysis (“RQA”) Group that assists the Adviser in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of the RQA Group meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Companies, as appropriate, regarding risks faced by each Fund of each Company and management’s risk functions. The Board has appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and testing of each Company’s compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for each respective Company and its principal service providers. In testing and maintaining the compliance program, the CCO (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds’ independent registered public accounting firm and the Adviser’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between the Adviser and the Board. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds’ investment performance or other activities.

Compensation. Information relating to compensation paid to the Board Members/Board Nominees for each Company’s fiscal year ended October 31, 2016 (the date of the most recently completed fiscal year end for each Company) is set forth in Appendix C.

Equity Securities Owned by Board Members/Board Nominees. Information relating to the amount of equity securities owned by Board Members/Board Nominees in the Funds that they oversee or are nominated to oversee in all registered investment companies overseen or to be overseen by the Board Members/Board Nominees within the same family of investment companies as the Companies, as of December 31, 2016, is set forth in Appendix D.

Attendance of Board Members at Shareholders’ Meetings. None of the Companies currently has a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Companies held, or were required to hold, a meeting at which Board Members were elected during its last fiscal year.

Board Meetings. Information relating to the number of times that the Boards and each committee of the Boards met during each Company’s most recently completed fiscal year ended October 31, 2016 is set forth in Appendix E and Appendix F, respectively. All incumbent Board Members attended greater than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Company’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Board of each Company has established the following standing committees:

Audit Committee. The members of the Audit Committee are Charles A. Hurty (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Board Member. The purposes of the Audit Committee are to assist the Board (i) in its oversight of each Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the respective Company; (ii) in its oversight of each Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to each Company’s accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board.

Nominating and Governance Committee. The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Jane D. Carlin, John E. Martinez and Madhav V. Rajan, each of whom is an Independent Board Member. The Nominating and Governance Committee nominates individuals for Independent Board Member membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Board Member; (ii) recommending to the Board and current Independent Board Members the nominee(s) for appointment as an Independent Board Member by the Board and current Independent Board Members and/or for election as Independent Board Members by shareholders to fill any vacancy for a position of Independent Board Member(s) on the Board; (iii) recommending to the Board and current Independent Board Members the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Board Member to the Board and current Independent Board Members to serve as Board Chair; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Board Members for their services as Board Members, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee is not required to consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity), although the Committee may consider any such nomination if the Committee deems it appropriate after considering all circumstances the Committee’s members deem relevant.

15(c) Committee. Each Independent Board Member serves on the 15(c) Committee. The Chair of the 15(c) Committee is Madhav V. Rajan. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of each Company’s advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. over the course of the year in preparation for the Board meeting at which a Company’s advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the respective Company.

Securities Lending Committee. The members of the Securities Lending Committee are John E. Kerrigan (Chair), Jane D. Carlin and Madhav V. Rajan, each of whom is an Independent Board Member. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of each Company’s securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee a Company’s securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of each Company’s Securities Lending Guidelines and the required findings with respect to, and annual approval of, the respective Company’s agreement with the lending agent.

Equity Plus Committee. The members of the Equity Plus Committee are Madhav V. Rajan (Chair), Charles A. Hurty and John E. Kerrigan, each of whom is an Independent Board Member. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Company performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Company performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate.

Fixed Income Plus Committee. The members of the Fixed Income Plus Committee are John E. Martinez (Chair) and Jane D. Carlin, each of whom is an Independent Board Member. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Company performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Company performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate.

Risk Committee. The members of the Risk Committee are Jane D. Carlin (Chair), Charles A. Hurty and John E. Martinez, each of whom is an Independent Board Member. The principal responsibilities of the Risk Committee are to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them.

As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.

Committee Charters. A copy of each of the joint Audit Committee Charter and joint Nominating and Governance Committee Charter is included in Appendix K and Appendix L, respectively.

Each Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under Proposal 1.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For the Meeting, a quorum with respect to a Company is constituted by one-third of the Company’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present or a quorum is present but sufficient votes to approve a proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Company’s shares represented at the Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” a proposal against such adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes, if any, will be treated as shares that are present at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement with respect to any Fund prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. A Board also may postpone the Meeting of shareholders of the respective Company prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of that Meeting.

The affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each Board Nominee to the Board of each Company. Thus, if a quorum is present at the Meeting, the proposal to elect the Board Members will be approved with respect to those Board Nominees who receive the largest number of votes with no majority approval requirement. The votes of each Fund that are series of the same Company will be counted together with respect to the election of the Board Nominees to the Board of that Company, and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Company.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy), and if you return a properly executed voting instruction form that does not specify how you wish to vote on Proposal 1, your shares will be voted “FOR” the Board Nominees in Proposal 1.

The Companies expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Broker-dealer firms may, without instructions, give a proxy to vote on “routine” matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal to elect Board Members of each Company is a routine matter. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposal 1, on behalf of the broker-dealer firms’ customers and beneficial owners. In those cases, the broker-dealer may, but is not required to, vote such shares in the same proportion as those shares for which the broker-dealer has received voting instructions. This practice is commonly referred to as “echo voting.” A properly executed voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Company, have selected PricewaterhouseCoopers LLP (“PwC” or the “Independent Registered Public Accounting Firm”) as the independent registered public accounting firm for the Funds, as indicated on Appendix H.

No representatives of PwC will be present at the Meeting.

Appendix H sets forth the fees billed by the Funds’ independent registered public accounting firm for the two most recent fiscal years for all audit, audit-related, tax and all other services provided directly to the Funds. The fee information in Appendix H is presented under the following captions:

(a) Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees – fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Company’s Audit Committee is required to approve all audit engagement fees and terms for the Funds. Each Company’s Audit Committee also is required to consider and act upon (i) the provision by the Independent Registered Public Accounting Firm of any non-audit services to the Funds, and (ii) the provision by the Independent Registered Public Accounting Firm of non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the Adviser and such other entities collectively, the “Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the U.S. Securities and Exchange Commission (the “SEC”). See Appendix H to this Proxy Statement for information about the fees paid by the Funds and the Affiliated Service Providers to the Independent Registered Public Accounting Firm.

The Audit Committee of each Company complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the respective Company’s Audit Committee. As noted above, each Company’s Audit Committee must also approve other non-audit services provided by the Independent Registered Public Accounting Firm to the Funds and to the Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds. Each Company’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Company’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm. Each service approved subject to general pre-approval is presented to the applicable Company’s Audit Committee for ratification at the next regularly scheduled in person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by PwC to the Funds for which the general pre-approval requirement was waived.

Each Company’s Audit Committee has considered the provision of non-audit services that were rendered by PwC to the respective Company’s Affiliated Service Providers in connection with determining such auditor’s independence.

The Audit Committee of each Company consists of the following Board Members, all of whom are Independent Board Members:

Charles A. Hurty (Chair)

John E. Kerrigan

Madhav V. Rajan

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of the Record Date, to the best of each Fund’s knowledge, the persons listed in Appendix I beneficially owned more than 5% of the outstanding shares of any class of such Fund indicated.

Investment Adviser, Sub-Adviser and Administrator

Adviser. BlackRock Fund Advisors serves as investment adviser to the Companies, and is located at 400 Howard Street, San Francisco, CA 94105. BlackRock Fund Advisors is an indirect wholly-owned subsidiary of BlackRock, Inc.

Sub-adviser. BlackRock International Limited serves as sub-adviser to the Funds listed in Appendix J, and is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company serves as administrator, custodian and transfer agent for the Funds, and is located at 1 Iron Street, Boston, MA 02210.

Distributor. BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the distributor for the Funds, and is located at 1 University Square Drive, Princeton, NJ 08540.

Submission of Shareholder Proposals

The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2017. The Directors/Trustees will call a special meeting of shareholders of a Fund only if required under the 1940 Act, or in their discretion, or upon the written request of shareholders entitled to cast not less than one-third of all votes of that Fund entitled to be cast at such meeting.

Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Secretary of the applicable Company at: Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, Attention: Benjamin Archibald, referencing the name of the particular Fund. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the Fund begins to print and mail its proxy materials in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholder Communications

Shareholders of a Fund who wish to send communications to the Board or a specified Director/Trustee should submit the communication in writing to the attention of the Secretary of the applicable Company at: Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, Attention: Benjamin Archibald, identifying the correspondence as intended for the Board or a specified Board Member.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 55 East 52nd Street, New York, NY 10055, Attention: Charles Park. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund at: 400 Howard Street, San Francisco, CA 94105. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Except as otherwise noted below, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can be reasonably attributed to one or more specific Fund(s). Pursuant to a contractual or voluntary expense limitation, the Adviser will bear some or all of the costs associated with the joint proxy statement for certain Funds to the extent the total operating expenses of such Funds, after taking into account the proxy costs allocated to such Funds, exceed the contractual or voluntary expense limitation for such Funds.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and other proxy materials to the beneficial owners of each Fund’s shares. The Funds have retained Broadridge, a proxy solicitation firm, located at 1155 Long Island Avenue, Edgewood, NY 11717 to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Broadridge will be paid approximately $2.21 million for solicitation services (including reimbursements of out-of-pocket expenses), which includes approximately $2.2 million for the costs of printing and distributing proxy materials. Broadridge may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. In addition to the solicitation of proxies by Broadridge, officers of each Company and officers and employees of the Adviser and its affiliates also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.

If You Plan to Attend the Joint Special Meeting In Person

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. Photographic identification will be required for admission to the Meeting. If you hold your shares through a bank, broker or other intermediary, and you wish to attend the Meeting and vote your shares, you must request a “legal proxy” from the bank, broker or other intermediary.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposal 1 will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

The Meeting as to any Company may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Company, or by the chairperson of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve Proposal 1, or for any other reason consistent with applicable state law and a Company’s By-Laws or Declaration of Trust, as applicable, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by following the enclosed instructions to provide voting instructions by telephone or via the Internet OR by signing and dating each enclosed voting instruction form, and returning it (them) in the accompanying postage-paid return envelope.

By Order of the Boards,

Martin Small

President of the Funds

May 10, 2017

Defined terms used in these appendices and not otherwise defined shall have the same meanings attributed thereto in the Proxy Statement to which these appendices are attached.

Appendix A – Company Information/Quorum and Voting Requirements

The following table lists (i) each Company, (ii) the form of organization of each Company, (iii) the voting rights of shares/interests in each Company, (iv) the quorum requirement for each Company and (v) the vote required to approve Proposal 1 with respect to each Company.

Company	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal
iShares, Inc.	Maryland Corporation	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote	Holders of shares entitled to vote, present in person or by proxy, representing one-third of the voting power	Affirmative vote of a plurality* of votes cast

iShares Trust	Delaware Statutory Trust	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote	Holders of shares entitled to vote, present in person or by proxy, representing one-third of the voting power	Affirmative vote of a plurality of votes cast

iShares U.S. ETF Trust	Delaware Statutory Trust	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote	Holders of shares entitled to vote, present in person or by proxy, representing one-third of the voting power	Affirmative vote of a plurality of votes cast

*	If a quorum is present at the Meeting, the proposal to elect the Board Members will be approved with respect to those Board Nominees who receive the largest number of votes with no majority approval requirement.

A-1

Appendix B – Shares Outstanding/Net Assets

For the Funds listed in the tables below, shareholders are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding and the net assets of each Fund, each as of the Record Date:

Fund	Shares Outstanding	Net Assets
iShares, Inc.
iShares MSCI USA Equal Weighted ETF	2,550,000	$128,164,607.20
iShares Asia/Pacific Dividend ETF	950,000	$46,069,804.34
iShares Core MSCI Emerging Markets ETF	588,600,000	$28,862,000,925.09
iShares Currency Hedged MSCI Emerging Markets ETF	12,250,000	$286,632,911.18
iShares Edge MSCI Min Vol EM Currency Hedged ETF	250,000	$6,224,665.13
iShares Edge MSCI Min Vol Emerging Markets ETF	69,500,000	$3,795,778,492.36
iShares Edge MSCI Min Vol Global ETF	40,000,000	$3,116,789,929.99
iShares Edge MSCI Multifactor Emerging Markets ETF	1,000,000	$41,381,950.31
iShares Emerging Markets Dividend ETF	7,500,000	$300,541,605.93
iShares MSCI Australia ETF	84,800,000	$1,918,065,462.89
iShares MSCI Austria Capped ETF	7,000,000	$137,561,990.14
iShares MSCI Belgium Capped ETF	4,560,000	$89,678,943.92
iShares MSCI Brazil Capped ETF	148,100,000	$5,646,644,079.40
iShares MSCI BRIC ETF	8,300,000	$306,333,936.98
iShares MSCI Canada ETF	118,000,000	$3,091,387,839.48
iShares MSCI Chile Capped ETF	11,350,000	$496,918,667.15
iShares MSCI Colombia Capped ETF	1,350,000	$18,358,564.77
iShares MSCI EM ESG Optimized ETF	850,000	$53,051,222.87
iShares MSCI Emerging Markets Asia ETF	5,400,000	$332,831,934.49
iShares MSCI Emerging Markets ETF	759,600,000	$30,711,524,946.60
iShares MSCI Emerging Markets Small-Cap ETF	4,600,000	$214,545,592.49
iShares MSCI Eurozone ETF	266,600,000	$10,551,233,233.14
iShares MSCI France ETF	13,600,000	$383,320,422.48
iShares MSCI Frontier 100 ETF	20,600,000	$585,674,372.55
iShares MSCI Germany ETF	159,000,000	$4,749,845,060.26
iShares MSCI Global Agriculture Producers ETF	1,050,000	$27,522,058.00
iShares MSCI Global Energy Producers ETF	1,800,000	$34,291,913.06
iShares MSCI Global Gold Miners ETF	12,050,000	$215,253,710.81
iShares MSCI Global Metals & Mining Producers ETF	10,350,000	$281,992,590.97
iShares MSCI Global Silver Miners ETF	5,700,000	$62,173,525.60
iShares MSCI Hong Kong ETF	73,725,000	$1,697,788,844.07
iShares MSCI Israel Capped ETF	1,950,000	$101,200,717.50
iShares MSCI Italy Capped ETF	21,900,000	$582,892,646.36
iShares MSCI Japan ETF	305,700,000	$15,940,077,159.80
iShares MSCI Japan Small-Cap ETF	1,900,000	$128,452,167.33
iShares MSCI Malaysia ETF	11,850,000	$378,298,590.40
iShares MSCI Mexico Capped ETF	25,100,000	$1,310,957,847.00
iShares MSCI Netherlands ETF	6,200,000	$176,125,716.53
iShares MSCI Pacific ex Japan ETF	64,800,000	$2,923,929,371.93
iShares MSCI Russia Capped ETF	16,150,000	$517,991,479.74
iShares MSCI Singapore Capped ETF	22,700,000	$527,670,353.36
iShares MSCI South Africa ETF	7,400,000	$436,383,311.50
iShares MSCI South Korea Capped ETF	50,750,000	$3,205,008,500.41

Fund	Shares Outstanding	Net Assets
iShares, Inc.
iShares MSCI Spain Capped ETF	38,775,000	$1,251,879,035.56
iShares MSCI Sweden Capped ETF	10,875,000	$364,093,868.68
iShares MSCI Switzerland Capped ETF	33,375,000	$1,118,389,252.09
iShares MSCI Taiwan Capped ETF	99,400,000	$3,399,719,197.68
iShares MSCI Thailand Capped ETF	5,550,000	$431,057,825.38
iShares MSCI Turkey ETF	10,150,000	$404,582,040.51
iShares MSCI World ETF	5,600,000	$444,183,633.83
iShares Emerging Markets Corporate Bond ETF	1,450,000	$73,454,011.40
iShares Emerging Markets High Yield Bond ETF	5,050,000	$254,325,838.40
iShares Emerging Markets Local Currency Bond ETF	5,400,000	$247,787,176.69
iShares Global High Yield Corporate Bond ETF	3,800,000	$188,126,562.32
iShares International High Yield Bond ETF	1,300,000	$62,703,973.57

iShares Trust
iShares Cohen & Steers REIT ETF	32,500,000	$3,260,613,312.66
iShares Core Aggressive Allocation ETF	12,100,000	$614,770,117.88
iShares Core Conservative Allocation ETF	10,250,000	$344,658,089.06
iShares Core Dividend Growth ETF	46,500,000	$1,430,785,921.58
iShares Core Growth Allocation ETF	22,300,000	$957,712,736.81
iShares Core High Dividend ETF	79,650,000	$6,617,266,996.03
iShares Core Moderate Allocation ETF	18,150,000	$667,450,196.43
iShares Core S&P 500 ETF	453,100,000	$108,897,544,145.79
iShares Core S&P Mid-Cap ETF	231,000,000	$39,941,588,261.17
iShares Core S&P Small-Cap ETF	430,700,000	$30,107,041,583.81
iShares Core S&P Total U.S. Stock Market ETF	154,900,000	$8,475,846,184.01
iShares Core S&P U.S. Growth ETF	45,300,000	$2,152,895,683.76
iShares Core S&P U.S. Value ETF	37,600,000	$1,894,117,634.11
iShares Core U.S. REIT ETF	2,550,000	$125,324,856.84
iShares Dow Jones U.S. ETF	9,300,000	$1,113,859,273.72
iShares Edge MSCI Min Vol USA ETF	262,900,000	$12,703,298,624.35
iShares Edge MSCI Min Vol USA Small-Cap ETF	300,000	$8,198,150.86
iShares Edge MSCI Multifactor Consumer Discretionary ETF	100,000	$2,817,381.55
iShares Edge MSCI Multifactor Consumer Staples ETF	100,000	$2,525,964.13
iShares Edge MSCI Multifactor Energy ETF	100,000	$2,497,825.45
iShares Edge MSCI Multifactor Financials ETF	100,000	$3,104,901.93
iShares Edge MSCI Multifactor Healthcare ETF	100,000	$2,817,441.28
iShares Edge MSCI Multifactor Industrials ETF	100,000	$2,952,220.67
iShares Edge MSCI Multifactor Materials ETF	100,000	$2,983,557.08
iShares Edge MSCI Multifactor Technology ETF	100,000	$3,449,927.52
iShares Edge MSCI Multifactor USA ETF	13,550,000	$380,739,582.19
iShares Edge MSCI Multifactor USA Small-Cap ETF	1,350,000	$48,761,726.50
iShares Edge MSCI Multifactor Utilities ETF	100,000	$2,621,623.47
iShares Edge MSCI USA Momentum Factor ETF	31,050,000	$2,642,531,631.68
iShares Edge MSCI USA Quality Factor ETF	50,800,000	$3,723,083,487.50
iShares Edge MSCI USA Size Factor ETF	3,600,000	$274,223,184.62
iShares Edge MSCI USA Value Factor ETF	37,500,000	$2,750,354,871.03
iShares International Dividend Growth ETF	450,000	$23,767,165.73
iShares Micro-Cap ETF	9,800,000	$849,128,452.95
iShares Morningstar Large-Cap ETF	5,750,000	$824,557,567.83

Fund	Shares Outstanding	Net Assets
iShares Trust
iShares Morningstar Large-Cap Growth ETF	5,350,000	$733,994,898.22
iShares Morningstar Large-Cap Value ETF	4,000,000	$379,989,795.60
iShares Morningstar Mid-Cap ETF	4,450,000	$748,008,703.96
iShares Morningstar Mid-Cap Growth ETF	1,200,000	$214,250,354.07
iShares Morningstar Mid-Cap Value ETF	2,600,000	$383,055,766.57
iShares Morningstar Small-Cap ETF	1,500,000	$241,856,150.21
iShares Morningstar Small-Cap Growth ETF	750,000	$116,543,462.99
iShares Morningstar Small-Cap Value ETF	3,350,000	$479,583,113.74
iShares Mortgage Real Estate Capped ETF	29,200,000	$1,358,250,273.96
iShares MSCI KLD 400 Social ETF	9,350,000	$824,298,481.27
iShares MSCI USA ESG Optimized ETF	100,000	$5,232,004.26
iShares MSCI USA ESG Select ETF	5,350,000	$534,053,135.35
iShares Nasdaq Biotechnology ETF	27,450,000	$8,188,624,884.70
iShares North American Natural Resources ETF	29,750,000	$981,230,160.42
iShares North American Tech ETF	8,100,000	$1,163,140,896.38
iShares North American Tech-Multimedia Networking ETF	1,800,000	$81,067,676.42
iShares North American Tech-Software ETF	6,900,000	$908,481,281.77
iShares PHLX Semiconductor ETF	6,850,000	$931,446,276.86
iShares Residential Real Estate Capped ETF	6,500,000	$411,325,587.06
iShares Russell 1000 ETF	134,400,000	$17,876,492,193.39
iShares Russell 1000 Growth ETF	303,900,000	$35,557,011,609.73
iShares Russell 1000 Value ETF	324,900,000	$37,256,955,083.39
iShares Russell 2000 ETF	287,700,000	$40,019,658,137.68
iShares Russell 2000 Growth ETF	46,900,000	$7,736,060,765.47
iShares Russell 2000 Value ETF	73,100,000	$8,660,897,233.01
iShares Russell 3000 ETF	52,850,000	$7,490,178,923.08
iShares Russell Mid-Cap ETF	82,950,000	$15,678,347,735.45
iShares Russell Mid-Cap Growth ETF	70,050,000	$7,400,806,821.52
iShares Russell Mid-Cap Value ETF	113,350,000	$9,430,732,714.10
iShares Russell Top 200 ETF	2,000,000	$109,361,896.52
iShares Russell Top 200 Growth ETF	14,200,000	$900,503,837.65
iShares Russell Top 200 Value ETF	4,700,000	$225,611,781.47
iShares S&P 100 ETF	45,450,000	$4,821,547,405.25
iShares S&P 500 Growth ETF	130,350,000	$17,588,165,289.39
iShares S&P 500 Value ETF	130,750,000	$13,580,155,468.24
iShares S&P Mid-Cap 400 Growth ETF	33,500,000	$6,521,585,675.89
iShares S&P Mid-Cap 400 Value ETF	40,000,000	$5,928,282,121.61
iShares S&P Small-Cap 600 Growth ETF	27,250,000	$4,233,401,412.98
iShares S&P Small-Cap 600 Value ETF	33,600,000	$4,684,456,088.48
iShares Select Dividend ETF	187,900,000	$17,133,875,668.24
iShares Transportation Average ETF	5,850,000	$964,536,873.21
iShares U.S. Aerospace & Defense ETF	18,500,000	$2,840,082,211.80
iShares U.S. Basic Materials ETF	10,750,000	$956,399,385.75
iShares U.S. Broker-Dealers & Securities Exchanges ETF	3,150,000	$161,017,691.12
iShares U.S. Consumer Goods ETF	5,600,000	$659,496,718.31
iShares U.S. Consumer Services ETF	4,350,000	$722,468,030.57
iShares U.S. Energy ETF	31,100,000	$1,150,086,796.20
iShares U.S. Financial Services ETF	13,100,000	$1,428,733,585.44
iShares U.S. Financials ETF	16,250,000	$1,694,650,478.74

Fund	Shares Outstanding	Net Assets
iShares Trust
iShares U.S. Healthcare ETF	11,700,000	$1,864,479,419.04
iShares U.S. Healthcare Providers ETF	3,850,000	$540,564,561.60
iShares U.S. Home Construction ETF	46,050,000	$1,478,152,801.64
iShares U.S. Industrials ETF	7,900,000	$1,017,130,864.68
iShares U.S. Insurance ETF	2,700,000	$163,616,521.26
iShares U.S. Medical Devices ETF	7,900,000	$1,254,428,692.79
iShares U.S. Oil & Gas Exploration & Production ETF	7,200,000	$416,036,914.31
iShares U.S. Oil Equipment & Services ETF	5,900,000	$220,489,003.25
iShares U.S. Pharmaceuticals ETF	4,700,000	$715,864,338.31
iShares U.S. Preferred Stock ETF	451,250,000	$17,537,413,318.67
iShares U.S. Real Estate ETF	62,500,000	$4,953,899,786.30
iShares U.S. Regional Banks ETF	16,200,000	$723,260,233.58
iShares U.S. Technology ETF	24,600,000	$3,440,507,389.21
iShares U.S. Telecommunications ETF	15,200,000	$517,584,681.15
iShares U.S. Utilities ETF	6,200,000	$798,056,069.27
iShares Adaptive Currency Hedged MSCI EAFE ETF	100,000	$2,677,909.99
iShares Adaptive Currency Hedged MSCI Eurozone ETF	100,000	$2,704,315.31
iShares Adaptive Currency Hedged MSCI Japan ETF	200,000	$5,116,574.08
iShares Asia 50 ETF	8,100,000	$439,612,021.43
iShares China Large-Cap ETF	80,400,000	$3,087,432,424.14
iShares Core MSCI EAFE ETF	403,800,000	$24,185,464,330.09
iShares Core MSCI Europe ETF	44,600,000	$2,051,847,650.10
iShares Core MSCI International Developed Markets ETF	600,000	$31,490,235.72
iShares Core MSCI Pacific ETF	18,200,000	$969,287,106.76
iShares Core MSCI Total International Stock ETF	102,900,000	$5,800,434,310.41
iShares Currency Hedged JPX-Nikkei 400 ETF	100,000	$2,613,518.94
iShares Currency Hedged MSCI ACWI ETF	100,000	$2,669,210.66
iShares Currency Hedged MSCI ACWI ex U.S. ETF	2,900,000	$72,388,354.01
iShares Currency Hedged MSCI Australia ETF	150,000	$3,661,865.83
iShares Currency Hedged MSCI Canada ETF	100,000	$2,547,675.40
iShares Currency Hedged MSCI EAFE ETF	149,250,000	$4,201,495,357.34
iShares Currency Hedged MSCI EAFE Small-Cap ETF	250,000	$7,072,247.08
iShares Currency Hedged MSCI Europe Small-Cap ETF	50,000	$1,391,722.46
iShares Currency Hedged MSCI Eurozone ETF	49,150,000	$1,458,145,828.44
iShares Currency Hedged MSCI Germany ETF	26,350,000	$747,267,891.32
iShares Currency Hedged MSCI Italy ETF	400,000	$6,459,963.20
iShares Currency Hedged MSCI Japan ETF	39,900,000	$1,142,289,983.75
iShares Currency Hedged MSCI Mexico ETF	150,000	$3,210,882.39
iShares Currency Hedged MSCI South Korea ETF	50,000	$1,361,221.57
iShares Currency Hedged MSCI Spain ETF	2,450,000	$58,160,316.51
iShares Currency Hedged MSCI Switzerland ETF	150,000	$3,962,723.14
iShares Currency Hedged MSCI United Kingdom ETF	3,700,000	$86,891,754.17
iShares Edge MSCI Intl Momentum Factor ETF	800,000	$21,732,592.00
iShares Edge MSCI Intl Quality Factor ETF	900,000	$24,467,459.87
iShares Edge MSCI Intl Size Factor ETF	400,000	$10,400,449.68
iShares Edge MSCI Intl Value Factor ETF	3,200,000	$76,062,014.07
iShares Edge MSCI Min Vol Asia ex Japan ETF	200,000	$6,514,057.35
iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	700,000	$18,291,701.34
iShares Edge MSCI Min Vol EAFE ETF	95,100,000	$6,431,145,045.77

Fund	Shares Outstanding	Net Assets
iShares Trust
iShares Edge MSCI Min Vol Europe Currency Hedged ETF	150,000	$3,681,532.67
iShares Edge MSCI Min Vol Europe ETF	1,050,000	$25,050,144.05
iShares Edge MSCI Min Vol Global Currency Hedged ETF	100,000	$2,739,921.37
iShares Edge MSCI Min Vol Japan ETF	500,000	$30,162,451.01
iShares Edge MSCI Multifactor Global ETF	800,000	$21,094,299.11
iShares Edge MSCI Multifactor Intl ETF	9,200,000	$239,282,050.77
iShares Edge MSCI Multifactor Intl Small-Cap ETF	500,000	$13,855,683.94
iShares Emerging Markets Infrastructure ETF	1,500,000	$48,018,736.00
iShares Europe Developed Real Estate ETF	1,150,000	$41,970,741.67
iShares Europe ETF	61,100,000	$2,663,575,606.89
iShares Exponential Technologies ETF	33,150,000	$1,014,741,424.94
iShares Global 100 ETF	18,800,000	$1,568,643,964.61
iShares Global Clean Energy ETF	9,500,000	$81,717,616.02
iShares Global Consumer Discretionary ETF	2,400,000	$238,869,081.15
iShares Global Consumer Staples ETF	6,100,000	$614,406,536.20
iShares Global Energy ETF	27,900,000	$902,504,047.62
iShares Global Financials ETF	6,350,000	$390,693,120.07
iShares Global Healthcare ETF	14,450,000	$1,522,708,123.72
iShares Global Industrials ETF	2,600,000	$216,034,759.14
iShares Global Infrastructure ETF	36,400,000	$1,574,880,817.46
iShares Global Materials ETF	4,300,000	$256,062,658.07
iShares Global REIT ETF	13,800,000	$353,157,611.77
iShares Global Tech ETF	8,600,000	$1,110,882,404.55
iShares Global Telecom ETF	5,100,000	$299,243,007.77
iShares Global Timber & Forestry ETF	4,200,000	$249,824,564.15
iShares Global Utilities ETF	2,850,000	$137,927,347.02
iShares India 50 ETF	26,250,000	$866,857,121.75
iShares International Developed Property ETF	3,700,000	$136,220,303.78
iShares International Developed Real Estate ETF	18,500,000	$525,653,428.22
iShares International Preferred Stock ETF	3,900,000	$64,858,643.96
iShares International Select Dividend ETF	126,200,000	$4,041,732,014.55
iShares JPX-Nikkei 400 ETF	1,500,000	$84,998,693.97
iShares Latin America 40 ETF	38,250,000	$1,222,702,297.20
iShares MSCI Argentina and Global Exposure ETF	100,000	$2,532,685.45
iShares MSCI ACWI ETF	103,200,000	$6,665,488,875.22
iShares MSCI ACWI ex U.S. ETF	47,600,000	$2,133,335,030.47
iShares MSCI ACWI Low Carbon Target ETF	3,600,000	$381,802,577.13
iShares MSCI All Country Asia ex Japan ETF	48,600,000	$3,136,464,543.82
iShares MSCI All Peru Capped ETF	6,350,000	$215,011,128.28
iShares MSCI Brazil Small-Cap ETF	4,250,000	$60,838,764.65
iShares MSCI China A ETF	350,000	$9,139,606.83
iShares MSCI China ETF	45,000,000	$2,308,456,180.05
iShares MSCI China Small-Cap ETF	450,000	$20,367,191.24
iShares MSCI Denmark Capped ETF	1,000,000	$59,841,321.77
iShares MSCI EAFE ESG Optimized ETF	2,000,000	$123,591,742.96
iShares MSCI EAFE ETF	1,089,000,000	$69,935,154,007.32
iShares MSCI EAFE Growth ETF	37,600,000	$2,706,831,887.59
iShares MSCI EAFE Small-Cap ETF	134,200,000	$7,632,189,795.22
iShares MSCI EAFE Value ETF	95,600,000	$4,938,349,496.48

Fund	Shares Outstanding	Net Assets
iShares Trust
iShares MSCI Europe Financials ETF	46,100,000	$988,547,394.91
iShares MSCI Europe Small-Cap ETF	1,950,000	$99,823,522.17
iShares MSCI Finland Capped ETF	900,000	$34,172,971.23
iShares MSCI Germany Small-Cap ETF	500,000	$24,908,197.76
iShares MSCI Global Impact ETF	400,000	$21,119,058.15
iShares MSCI India ETF	155,250,000	$4,987,899,722.85
iShares MSCI India Small-Cap ETF	3,750,000	$167,855,033.77
iShares MSCI Indonesia ETF	19,900,000	$527,868,289.60
iShares MSCI Ireland Capped ETF	1,600,000	$68,643,876.09
iShares MSCI Kokusai ETF	3,000,000	$178,134,956.58
iShares MSCI New Zealand Capped ETF	3,550,000	$153,396,394.26
iShares MSCI Norway Capped ETF	1,200,000	$26,754,798.79
iShares MSCI Philippines ETF	5,300,000	$191,539,757.37
iShares MSCI Poland Capped ETF	12,100,000	$290,107,412.13
iShares MSCI Qatar Capped ETF	2,350,000	$44,444,021.30
iShares MSCI Saudi Arabia Capped ETF	350,000	$8,684,054.13
iShares MSCI UAE Capped ETF	2,450,000	$42,480,018.75
iShares MSCI United Kingdom ETF	82,300,000	$2,738,670,995.36
iShares MSCI United Kingdom Small-Cap ETF	900,000	$35,709,182.91
iShares 0-5 Year High Yield Corporate Bond ETF	50,100,000	$2,381,494,553.39
iShares 0-5 Year Investment Grade Corporate Bond ETF	7,300,000	$367,723,299.24
iShares 0-5 Year TIPS Bond ETF	12,550,000	$1,266,398,557.98
iShares 10+ Year Credit Bond ETF	13,900,000	$828,074,310.46
iShares 10-20 Year Treasury Bond ETF	3,900,000	$528,647,772.11
iShares 1-3 Year Credit Bond ETF	110,250,000	$11,588,157,821.81
iShares 1-3 Year Treasury Bond ETF	129,700,000	$10,963,597,013.90
iShares 20+ Year Treasury Bond ETF	54,500,000	$6,624,886,265.63
iShares 3-7 Year Treasury Bond ETF	54,100,000	$6,685,541,464.61
iShares 7-10 Year Treasury Bond ETF	73,200,000	$7,787,674,193.00
iShares Aaa — A Rated Corporate Bond ETF	2,000,000	$103,704,781.03
iShares Agency Bond ETF	4,350,000	$492,800,763.53
iShares California Muni Bond ETF	6,300,000	$732,589,132.01
iShares CMBS ETF	4,650,000	$238,674,577.42
iShares Convertible Bond ETF	3,350,000	$173,370,120.12
iShares Core 10+ Year USD Bond ETF	7,750,000	$479,138,749.14
iShares Core 1-5 Year USD Bond ETF	17,400,000	$872,248,697.24
iShares Core 5-10 Year USD Bond ETF	600,000	$29,592,290.10
iShares Core Total USD Bond Market ETF	17,800,000	$900,921,033.41
iShares Core U.S. Aggregate Bond ETF	406,200,000	$44,200,214,175.66
iShares Fallen Angels USD Bond ETF	400,000	$10,918,989.62
iShares Floating Rate Bond ETF	108,500,000	$5,509,551,987.44
iShares GNMA Bond ETF	3,450,000	$171,839,321.34
iShares Government/Credit Bond ETF	1,100,000	$124,656,416.93
iShares iBoxx $ High Yield Corporate Bond ETF	220,500,000	$19,333,223,035.45
iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF	200,000	$10,400,745.03
iShares iBoxx $ Investment Grade Corporate Bond ETF	265,900,000	$31,490,594,855.03
iShares Intermediate Credit Bond ETF	64,300,000	$7,026,224,550.63
iShares Intermediate Government/Credit Bond ETF	21,550,000	$2,382,110,923.49
iShares J.P. Morgan USD Emerging Markets Bond ETF	95,000,000	$10,867,424,318.67

Fund	Shares Outstanding	Net Assets
iShares Trust
iShares MBS ETF	98,600,000	$10,523,026,404.40
iShares Morningstar Multi-Asset Income ETF	12,300,000	$310,250,556.68
iShares National Muni Bond ETF	73,300,000	$7,993,329,233.81
iShares New York Muni Bond ETF	2,300,000	$253,562,551.98
iShares Short Treasury Bond ETF	43,600,000	$4,807,200,082.52
iShares Short-Term National Muni Bond ETF	13,500,000	$1,426,522,313.32
iShares TIPS Bond ETF	199,000,000	$22,729,042,862.44
iShares Treasury Floating Rate Bond ETF	600,000	$30,101,905.27
iShares U.S. Credit Bond ETF	12,200,000	$1,344,186,432.19
iShares U.S. Treasury Bond ETF	155,100,000	$3,900,530,215.42
iShares Yield Optimized Bond ETF	750,000	$18,687,391.28
iShares iBonds Dec 2017 Term Corporate ETF	5,850,000	$145,122,799.13
iShares iBonds Dec 2018 Term Corporate ETF	10,550,000	$264,954,592.94
iShares iBonds Dec 2019 Term Corporate ETF	12,300,000	$306,352,170.37
iShares iBonds Dec 2020 Term Corporate ETF	12,150,000	$308,498,882.07
iShares iBonds Dec 2021 Term Corporate ETF	13,650,000	$339,156,931.82
iShares iBonds Dec 2021 Term Muni Bond ETF	4,650,000	$119,429,615.71
iShares iBonds Dec 2022 Term Corporate ETF	10,000,000	$249,815,761.64
iShares iBonds Dec 2022 Term Muni Bond ETF	4,300,000	$111,075,177.68
iShares iBonds Dec 2023 Term Corporate ETF	5,850,000	$146,190,724.43
iShares iBonds Dec 2024 Term Corporate ETF	4,800,000	$118,943,042.94
iShares iBonds Dec 2025 Term Corporate ETF	6,750,000	$166,700,307.87
iShares iBonds Dec 2026 Term Corporate ETF	1,100,000	$26,611,307.31
iShares iBonds Mar 2018 Term Corporate ETF	4,000,000	$102,367,084.44
iShares iBonds Mar 2018 Term Corporate ex-Financials ETF	3,650,000	$89,825,461.02
iShares iBonds Mar 2020 Term Corporate ETF	3,350,000	$87,697,338.58
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	3,450,000	$84,912,058.45
iShares iBonds Mar 2023 Term Corporate ETF	3,200,000	$84,778,707.68
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	1,900,000	$46,283,661.42
iShares iBonds Dec 2023 Term Muni Bond ETF	100,000	$2,515,392.00
iShares iBonds Sep 2017 Term Muni Bond ETF	7,700,000	$209,667,918.15
iShares iBonds Sep 2018 Term Muni Bond ETF	7,600,000	$193,388,218.89
iShares iBonds Sep 2019 Term Muni Bond ETF	7,050,000	$179,757,822.60
iShares iBonds Sep 2020 Term Muni Bond ETF	6,950,000	$177,738,725.02
iShares 1-3 Year International Treasury Bond ETF	900,000	$71,392,586.65
iShares Core International Aggregate Bond ETF	5,350,000	$277,086,424.88
iShares Currency Hedged International High Yield Bond ETF	50,000	$1,340,733.86
iShares International Treasury Bond ETF	6,450,000	$598,256,183.10

iShares U.S. ETF Trust
iShares Commodities Select Strategy ETF	6,700,000	$220,143,969.89
iShares Edge U.S. Fixed Income Balanced Risk ETF	1,100,000	$109,937,789.64
iShares Interest Rate Hedged 10+ Year Credit Bond ETF	450,000	$11,166,009.46
iShares Interest Rate Hedged Corporate Bond ETF	700,000	$65,953,411.39
iShares Interest Rate Hedged Emerging Markets Bond ETF	100,000	$2,602,445.22
iShares Interest Rate Hedged High Yield Bond ETF	2,400,000	$217,756,718.25
iShares Short Maturity Bond ETF	46,850,000	$2,351,145,341.72
iShares Short Maturity Municipal Bond ETF	750,000	$37,479,830.06
iShares Ultra Short-Term Bond ETF	2,450,000	$122,542,333.74

Appendix C – Compensation of the Board Members/Board Nominees

Effective January 1, 2017, each current Independent Board Member is paid an annual retainer of $325,000 for his or her services as a Board Member of all Funds in the complex of exchange-traded funds advised by the Adviser or its affiliates (“Exchange-Traded Fund Complex”) (prior to January 1, 2017, the annual retainer was $300,000), together with out-of-pocket expenses in accordance with the Boards’ policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board Member.

The Independent Chair of the Boards is paid an additional annual retainer of $50,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Cecilia H. Herbert waived the annual retainer for her service as the Chair of the Nominating and Governance Committee. Each Independent Board Member that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,772 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Board Member’s service on the boards of certain Mauritius-based subsidiaries). The Funds do not maintain or provide pension or retirement benefits to the Board Members.

The following table sets forth the aggregate compensation, paid to each Independent Board Member by the Funds during the most recently completed fiscal year ended October 31, 2016. Messrs. Kapito and Wiedman serve without compensation from the Funds because of their affiliation with BlackRock, Inc.

Name of Board Member/ Board Nominee	Compensation from the Companies	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation[1] from the Exchange-Traded Fund Complex
Interested Board Members/Board Nominees

Robert S. Kapito	None	N/A	N/A	None

Mark Wiedman	None	N/A	N/A	None

Independent Board Members/Board Nominees

Jane D. Carlin	iShares, Inc.: $41,399 iShares Trust: $282,678 iShares U.S. ETF Trust: $923	N/A	N/A	$325,000

Richard L. Fagnani[2]	N/A	N/A	N/A	N/A

Cecilia H. Herbert	iShares, Inc.: $44,584 iShares Trust: $304,422 iShares U.S. ETF Trust: $994	N/A	N/A	$350,000

Charles A. Hurty	iShares, Inc.: $43,309 iShares Trust: $295,725 iShares U.S. ETF Trust: $966	N/A	N/A	$340,000

John E. Kerrigan	iShares, Inc.: $41,399 iShares Trust: $282,678 iShares U.S. ETF Trust: $923	N/A	N/A	$325,000

Drew E. Lawton[3]	iShares, Inc.: $9,554 iShares Trust: $65,233 iShares U.S. ETF Trust: $213	N/A	N/A	$75,000

C-1

Name of Board Member/ Board Nominee	Compensation from the Companies	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation[1] from the Exchange-Traded Fund Complex
John E. Martinez	iShares, Inc.: $41,399 iShares Trust: $282,678 iShares U.S. ETF Trust: $923	N/A	N/A	$325,000

Madhav V. Rajan	iShares, Inc.: $44,584 iShares Trust: $304,422 iShares U.S. ETF Trust: $994	N/A	N/A	$350,000

[1]	Includes compensation for service on the Board or Advisory Board of each Company.
[2]	Compensation is not shown for Richard L. Fagnani because he was appointed to serve as an Advisory Board Member of the Companies effective April 1, 2017.
[3]	Compensation is shown for Drew E. Lawton for the period from October 18, 2016 (date of his appointment to the Advisory Board of the Companies) to October 31, 2016.

C-2

Appendix D – Fund Securities Owned by Board Members/Board Nominees

The following table sets forth the dollar range of shares of each Fund beneficially owned by the Board Members/Board Nominees in the Funds that they oversee or are nominated to oversee as of December 31, 2016, except as otherwise indicated.

Aggregate Dollar Range of Equity Securities

Name of Board Member/ Board Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director or Advisory Board Member in Family of Investment Companies
Interested Board Members/Board Nominees

Robert S. Kapito	None	None	None

Mark Wiedman	iShares Core MSCI EAFE ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares National Muni Bond ETF	Over $100,000
	iShares New York Muni Bond ETF	Over $100,000

Independent Board Members/Board Nominees

Jane D. Carlin	iShares Core MSCI EAFE ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	$50,001-$100,000
	iShares Russell 1000 Value ETF	$50,001-$100,000
	iShares Russell 2000 Growth ETF	$10,001-$50,000
	iShares Russell 2000 Value ETF	$10,001-$50,000
	iShares Mid-Cap Growth ETF	$10,001-$50,000
	iShares Mid-Cap Value ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$10,001-$50,000
	iShares Core High Dividend ETF	$1-$10,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

D-1

Name of Board Member/ Board Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director or Advisory Board Member in Family of Investment Companies
Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core Growth Allocation ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core Moderate Allocation ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Value ETF	$10,001-$50,000
	iShares Edge MSCI Min Vol USA ETF	Over $100,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Healthcare ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares U.S. Basic Materials ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Technology ETF	Over $100,000

John E. Kerrigan	iShares MSCI ACWI ETF	$10,001-$50,000	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares Short-Term National Muni Bond ETF	Over $100,000

Drew E. Lawton	iShares MSCI Frontier 100 ETF	$50,001-$100,000	$50,001-$100,000

John E. Martinez	iShares Core MSCI Total International Stock ETF	$1-$10,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares TIPS Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core Dividend Growth ETF	Over $100,000	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares U.S. Preferred Stock ETF	Over $100,000

As of December 31, 2016, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee). Ownership amounts may vary over time.

As of December 31, 2016, none of the Independent Board Members, Advisory Board Members or their immediate family members owned beneficially or of record any securities of the Adviser, the Distributor or any person controlling, controlled by or under common control with the Adviser or the Distributor.

D-2

Appendix E — Meetings of the Boards

During the most recently completed fiscal year ended October 31, 2016 for each Company, the Board of each Company met the following number of times:

Company	Number of Quarterly Board Meetings	Number of Special Board Meetings
iShares, Inc.	4	4
iShares Trust	4	4
iShares U.S. ETF Trust	4	4

E-1

Appendix F – Committee Meetings of the Boards

Each of the Audit Committee, Nominating and Governance Committee, 15(c) Committee, Securities Lending Committee, Equity Plus Committee, Fixed Income Plus Committee and Risk Committee met the following number of times for each Company’s most recently completed fiscal year ended October 31, 2016:

Company	Number of Audit Committee Meetings	Number of Nominating and Governance Committee Meetings	Number of 15(c) Committee Meetings	Number of Securities Lending Committee Meetings	Number of Equity Plus Committee Meetings	Number of Fixed Income Committee Meetings	Number of Risk Committee Meetings
iShares, Inc.	7	4	2	5	4	4	3
iShares Trust	7	4	2	5	4	4	3
iShares U.S. ETF Trust	7	4	2	5	4	4	3

F-1

Appendix G – Executive Officers of the Companies

The executive officers of each Company, their age and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of Messrs. Small, Park, and Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The address of Messrs. Messinger, Radell, Mason and Gee is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105.

Each executive officer is an “interested person” of the Companies (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock, Inc. or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupations(s) During Past 5 Years	Number of Funds in Exchange- Traded Fund Complex Overseen
Martin Small (41)	President (since 2016 for each Company).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).	333

Steve Messinger (55)	Executive Vice President (since 2016 for each Company).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).	333

Scott Radell (48)	Executive Vice President (since 2012 for each Company).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).	333

Alan Mason (56)	Executive Vice President (since 2016 for each Company).	Managing Director, BlackRock, Inc. (since 2009).	333

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).	333

G-1

Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupations(s) During Past 5 Years	Number of Funds in Exchange- Traded Fund Complex Overseen
Charles Park (49)	Chief Compliance Officer (since 2006 for iShares, Inc. and iShares Trust; since 2011 for iShares U.S. ETF Trust).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of the Adviser (since 2006).	333

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).	333

The executive officers receive no compensation from the Funds.

G-2

Appendix H – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants (PricewaterhouseCoopers LLP)

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares, Inc.
Funds with 4/30 Fiscal Year Ends	4/30	31,600	30,400	0	0
Funds with 8/31 Fiscal Year Ends	8/31	760,740	712,460	0	0
Funds with 10/31 Fiscal Year Ends	10/31	79,000	76,000	0	0

iShares Trust
Funds with 2/28 Fiscal Year Ends	2/28	289,800	283,800	0	0
Funds with 3/31 Fiscal Year Ends	3/31	1,044,180	787,710	0	0
Funds with 4/30 Fiscal Year Ends	4/30	423,600	630,190	0	0
Funds with 7/31 Fiscal Year Ends	7/31	689,560	751,470	0	0
Funds with 8/31 Fiscal Year Ends	8/31	632,030	453,890	0	0
Funds with 10/31 Fiscal Year Ends	10/31	615,130	533,020	0	0

iShares U.S. ETF Trust
Funds with 10/31 Fiscal Year Ends	10/31	121,700	113,240	0	0

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares, Inc.
Funds with 4/30 Fiscal Year Ends	4/30	7,562	7,464	0	0
Funds with 8/31 Fiscal Year Ends	8/31	181,488	171,672	0	0
Funds with 10/31 Fiscal Year Ends	10/31	18,905	18,385	0	0

iShares Trust
Funds with 2/28 Fiscal Year Ends	2/28	83,182	80,894	0	0
Funds with 3/31 Fiscal Year Ends	3/31	287,356	212,724	0	0
Funds with 4/30 Fiscal Year Ends	4/30	120,992	179,136	0	0
Funds with 7/31 Fiscal Year Ends	7/31	185,269	201,528	0	0
Funds with 8/31 Fiscal Year Ends	8/31	115,692	170,145	0	0
Funds with 10/31 Fiscal Year Ends	10/31	154,434	151,240	0	0

iShares U.S. ETF Trust
Funds with 10/31 Fiscal Year Ends	10/31	34,029	33,093	0	0

H-1

Aggregate Non-Audit Fees for Services Provided to the Funds and Their Affiliated Service Providers Pre-Approved by the Audit Committee1

Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares, Inc.
Funds with 4/30 Fiscal Year Ends	4/30	7,562	7,464
Funds with 8/31 Fiscal Year Ends	8/31	181,488	171,672
Funds with 10/31 Fiscal Year Ends	10/31	18,905	18,385

iShares Trust
Funds with 2/28 Fiscal Year Ends	2/28	83,182	80,894
Funds with 3/31 Fiscal Year Ends	3/31	287,356	212,724
Funds with 4/30 Fiscal Year Ends	4/30	120,992	179,136
Funds with 7/31 Fiscal Year Ends	7/31	185,269	201,528
Funds with 8/31 Fiscal Year Ends	8/31	115,692	170,145
Funds with 10/31 Fiscal Year Ends	10/31	154,434	151,240

iShares U.S. ETF Trust
Funds with 10/31 Fiscal Year Ends	10/31	34,029	33,093

[1]	There were no non-audit services provided to the Funds’ Affiliated Service Providers.

H-2

Appendix I – 5% Beneficial Share Ownership

As of the Record Date, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of any class of the Funds indicated:

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares, Inc.
iShares Asia/Pacific Dividend ETF	Charles Schwab & Co., Inc.	147,933	15.57%
	National Financial Services LLC	135,164	14.23%
	SG Americas Securities, LLC	86,997	9.16%
	Morgan Stanley Smith Barney LLC	81,168	8.54%
	Merrill Lynch Safekeeping	63,752	6.71%
	TD Ameritrade Clearing, Inc.	48,015	5.05%

iShares Core MSCI Emerging Markets ETF	Merrill Lynch Safekeeping	89,363,633	15.18%
	National Financial Services LLC	70,272,383	11.94%
	State Street Bank and Trust Company	40,263,142	6.84%
	The Bank of New York Mellon	31,637,083	5.37%
	Morgan Stanley Smith Barney LLC	30,907,988	5.25%

iShares Currency Hedged MSCI Emerging	Citibank, N.A.	4,489,153	36.65%
Markets ETF	Charles Schwab & Co., Inc.	2,165,383	17.68%
	Janney Montgomery Scott Inc.	1,017,455	8.31%
	National Financial Services LLC	998,651	8.15%
	Merrill Lynch Safekeeping	182,685	73.07%
	J.P. Morgan Clearing Corp.	36,263	14.51%

iShares Edge MSCI Min Vol EM Currency	Merrill Lynch Safekeeping	182,685	73.07%
Hedged ETF	J.P. Morgan Clearing Corp.	36,263	14.51%

iShares Edge MSCI Min Vol Emerging	National Financial Services LLC	7,974,803	11.47%
Markets ETF	Charles Schwab & Co., Inc.	6,663,367	9.59%
	Bank of America, NA/GWIM Trust Operations	6,121,000	8.81%
	JPMorgan Chase Bank, National Association	5,327,029	7.66%
	Morgan Stanley Smith Barney LLC	4,327,078	6.23%
	UBS Financial Services LLC	3,778,449	5.44%
	Merrill Lynch Safekeeping	3,709,804	5.34%

iShares Edge MSCI Min Vol Global ETF	Northern Trust Company/United Nations Joint Staff Pension Fund	4,660,000	11.65%
	JPMorgan Chase Bank, National Association	3,265,610	8.16%
	National Financial Services LLC	2,990,602	7.48%
	Charles Schwab & Co., Inc.	2,781,281	6.95%
	Merrill Lynch Safekeeping	2,628,498	6.57%
	The Bank of New York Mellon	2,605,028	6.51%
	Brown Brothers Harriman & Co.	2,361,395	5.90%

iShares Edge MSCI Multifactor Emerging	Goldman, Sachs & Co.	281,418	28.14%
Markets ETF	The Bank of New York Mellon	191,014	19.10%
	Citibank, N.A.	185,374	18.54%
	Wells Fargo Securities, LLC	158,301	15.83%

iShares Emerging Markets Corporate Bond ETF	Citibank, N.A.	168,191	11.60%
	Morgan Stanley Smith Barney LLC	148,598	10.25%
	Charles Schwab & Co., Inc.	137,367	9.47%
	LPL Financial Corporation	94,835	6.54%
	Raymond, James & Associates, Inc.	93,410	6.44%
	Pershing LLC	89,694	6.19%
	Brown Brothers Harriman & Co.	86,781	5.98%
	UBS Financial Services LLC	85,079	5.87%
	National Financial Services LLC	74,081	5.11%
	JPMorgan Chase Bank, National Association	74,007	5.10%

iShares Emerging Markets Dividend ETF	National Financial Services LLC	1,802,969	24.04%
	Merrill Lynch Safekeeping	838,998	11.19%
	Pershing LLC	781,233	10.42%
	Charles Schwab & Co., Inc.	632,539	8.43%
	UBS Financial Services LLC	558,501	7.45%
	Morgan Stanley Smith Barney LLC	433,782	5.78%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Emerging Markets High Yield Bond ETF	Deutsche Bank Securities Inc. /Cedear	658,303	13.04%
	National Financial Services LLC	524,887	10.39%
	Charles Schwab & Co., Inc.	505,631	10.01%
	Pershing LLC	455,650	9.02%
	U.S. BANK N.A./ETF	362,875	7.19%
	Merrill Lynch Safekeeping	318,021	6.30%
	TD Ameritrade Clearing, Inc.	309,388	6.13%
	Morgan Stanley Smith Barney LLC	299,946	5.94%
iShares Emerging Markets Local Currency	JPMorgan Chase Bank, National Association	672,144	12.45%
Bond ETF	State Street Bank and Trust Company	368,166	6.82%
	National Financial Services LLC	341,784	6.33%
	SSB – BlackRock Institutional Trust	340,897	6.31%
	The Bank of New York Mellon/ Mellon Trust of New England, National Association	329,025	6.09%
	Brown Brothers Harriman & Co.	307,766	5.70%
	Citibank, N.A.	283,189	5.24%
	Charles Schwab & Co., Inc.	270,619	5.01%

iShares Global High Yield Corporate Bond ETF	Merrill Lynch Safekeeping	1,180,603	31.07%
	National Financial Services LLC	316,354	8.33%
	Charles Schwab & Co., Inc.	263,890	6.94%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	205,143	5.40%
	Citibank, N.A.	193,238	5.09%

iShares International High Yield Bond ETF	The Bank of New York Mellon	236,820	18.22%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	167,512	12.89%
	TD Ameritrade Clearing, Inc.	102,918	7.92%
	J.P. Morgan Clearing Corp.	90,842	6.99%
	Pershing LLC	69,554	5.35%
	Charles Schwab & Co., Inc.	68,568	5.27%
	National Financial Services LLC	66,736	5.13%

iShares MSCI Australia ETF	State Street Bank and Trust Company	11,952,695	14.10%
	The Bank of New York Mellon	10,091,898	11.90%
	Citibank, N.A.	9,565,291	11.28%
	National Financial Services LLC	5,570,188	6.57%
	Charles Schwab & Co., Inc.	5,234,340	6.17%
	JPMorgan Chase Bank, National Association	5,095,789	6.01%

iShares MSCI Austria Capped ETF	Brown Brothers Harriman & Co.	808,456	11.55%
	Pershing LLC	442,721	6.32%
	J.P. Morgan Clearing Corp.	385,420	5.51%
	CIBC World Markets Inc. /CDS	371,567	5.31%
	First Clearing, LLC	369,746	5.28%
	Wells Fargo Securities, LLC	363,000	5.19%
	Charles Schwab & Co., Inc.	350,890	5.01%
	National Financial Services LLC	350,376	5.01%

iShares MSCI Belgium Capped ETF	State Street Bank and Trust Company	867,693	19.03%
	Brown Brothers Harriman & Co.	464,759	10.19%
	Morgan Stanley Smith Barney LLC	455,242	9.98%
	Pershing LLC	339,351	7.44%
	National Financial Services LLC	311,409	6.83%
	First Clearing, LLC	271,484	5.95%
	Deutsche Bank Securities Inc. /Cedear	268,000	5.88%

iShares MSCI Brazil Capped ETF	Brown Brothers Harriman & Co.	38,153,990	25.76%
	State Street Bank and Trust Company	21,323,578	14.40%
	JPMorgan Chase Bank, National Association	8,555,900	5.78%
	The Bank of New York Mellon	7,978,478	5.39%
	Citibank, N.A.	7,508,667	5.07%

iShares MSCI BRIC ETF	National Financial Services LLC	2,550,856	30.73%
	TD Ameritrade Clearing, Inc.	669,067	8.06%
	Morgan Stanley Smith Barney LLC	526,666	6.35%
	Computershare Trust Company, N.A.	519,103	6.25%
	Charles Schwab & Co., Inc.	492,645	5.94%

iShares MSCI Canada ETF	State Street Bank and Trust Company	13,177,718	11.17%
	Merrill Lynch Safekeeping	13,112,958	11.11%
	BNP Paribas, New York Branch/Custody Services	10,558,555	8.95%
	Citibank, N.A.	10,218,420	8.66%
	The Bank of New York Mellon	8,490,251	7.20%
	National Financial Services LLC	7,911,570	6.70%
	Bank of America/LaSalle Bank NA	7,415,185	6.28%
	Northern Trust Company	5,953,417	5.05%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares MSCI Chile Capped ETF	Brown Brothers Harriman & Co.	2,735,550	24.10%
	State Street Bank and Trust Company	1,384,655	12.20%
	National Financial Services LLC	668,716	5.89%
	Charles Schwab & Co., Inc.	659,957	5.81%
	The Bank of New York Mellon	638,125	5.62%

iShares MSCI Colombia Capped ETF	JPMorgan Chase Bank, National Association	424,870	31.47%
	BNP Paribas, New York Branch/Custody Services	250,133	18.53%
	Interactive Brokers Retail Equity Clearing	82,069	6.08%
	State Street Bank and Trust Company	80,123	5.94%

iShares MSCI EM ESG Optimized ETF	Merrill Lynch Safekeeping	376,128	44.25%
	U.S. Bank N.A.	281,000	33.06%
	Charles Schwab & Co., Inc.	53,895	6.34%

iShares MSCI Emerging Markets Asia ETF	Merrill Lynch Safekeeping	2,450,279	45.38%
	Charles Schwab & Co., Inc.	674,068	12.48%
	Citibank, N.A.	443,742	8.22%
	The Bank of New York Mellon	340,507	6.31%

iShares MSCI Emerging Markets ETF	The Bank of New York Mellon	106,271,818	13.99%
	State Street Bank and Trust Company	57,847,024	7.62%
	Brown Brothers Harriman & Co.	57,055,921	7.51%
	National Financial Services LLC	42,285,385	5.57%
	Citibank, N.A.	41,890,593	5.51%

iShares MSCI Emerging Markets Small-Cap ETF	SEI Private Trust Company	1,060,358	23.05%
	National Financial Services LLC	957,969	20.83%
	Brown Brothers Harriman & Co.	726,202	15.79%
	Charles Schwab & Co., Inc.	410,689	8.93%

iShares MSCI Eurozone ETF	Brown Brothers Harriman & Co.	57,822,262	21.69%
	SSB – BlackRock Institutional Trust	37,117,290	13.92%
	The Bank of New York Mellon	28,386,994	10.65%
	Citibank, N.A.	28,183,259	10.57%
	State Street Bank and Trust Company	23,937,490	8.98%
	Deutsche Bank Securities Inc. /Cedear	15,546,619	5.83%

iShares MSCI France ETF	Brown Brothers Harriman & Co.	1,363,895	10.03%
	The Bank of New York Mellon	1,280,192	9.41%
	LPL Financial Corporation	961,105	7.07%
	Citibank, N.A.	898,732	6.61%
	First Clearing, LLC	849,649	6.25%

iShares MSCI Frontier 100 ETF	National Financial Services LLC	3,048,251	14.80%
	Charles Schwab & Co., Inc.	2,121,249	10.30%
	State Street Bank and Trust Company	1,945,959	9.45%
	Morgan Stanley Smith Barney LLC	1,479,758	7.18%
	Citibank, N.A.	1,353,874	6.57%
	Pershing LLC	1,147,218	5.57%
	TD Ameritrade Clearing, Inc.	1,118,511	5.43%

iShares MSCI Germany ETF	Brown Brothers Harriman & Co.	58,774,618	36.97%
	SSB – BlackRock Institutional Trust	25,357,693	15.95%
	Bank of America/LaSalle Bank NA	9,445,457	5.94%
	Citibank, N.A.	9,405,743	5.92%
	State Street Bank and Trust Company	8,097,078	5.09%

iShares MSCI Global Agriculture Producers ETF	National Financial Services LLC	290,358	27.65%
	Charles Schwab & Co., Inc.	134,678	12.83%
	Pershing LLC	122,097	11.63%
	UBS Financial Services LLC	56,931	5.42%

iShares MSCI Global Energy Producers ETF	National Financial Services LLC	234,680	13.04%
	Pershing LLC	174,648	9.70%
	Brown Brothers Harriman & Co.	167,777	9.32%
	Merrill Lynch Safekeeping	154,002	8.56%
	Charles Schwab & Co., Inc.	137,122	7.62%
	LPL Financial Corporation	130,196	7.23%
	RBC Dominion Securities, Inc. /CDS	105,782	5.88%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	92,494	5.14%

iShares MSCI Global Gold Miners ETF	National Financial Services LLC	2,330,649	19.34%
	Citigroup Global Markets Inc.	1,682,200	13.96%
	UBS Securities LLC	1,477,638	12.26%
	J.P. Morgan Clearing Corp.	908,601	7.54%
	Goldman, Sachs & Co.	652,036	5.41%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares MSCI Global Metals & Mining	National Financial Services LLC	1,432,271	13.84%
Producers ETF	Charles Schwab & Co., Inc.	1,344,479	12.99%
	State Street Bank and Trust Company	1,013,676	9.79%
	Citibank, N.A.	858,842	8.30%
	J.P. Morgan Clearing Corp.	851,512	8.23%

iShares MSCI Global Silver Miners ETF	National Financial Services LLC	1,894,182	33.23%
	Citibank, N.A.	543,987	9.54%
	Charles Schwab & Co., Inc.	493,010	8.65%
	Morgan Stanley Smith Barney LLC	363,344	6.37%
	TD Ameritrade Clearing, Inc.	332,394	5.83%

iShares MSCI Hong Kong ETF	Brown Brothers Harriman & Co.	14,434,131	19.58%
	Bank of America/LaSalle Bank NA	8,834,040	11.98%
	State Street Bank and Trust Company	5,230,384	7.09%
	Charles Schwab & Co., Inc.	5,137,348	6.97%
	Deutsche Bank Securities, Inc.	4,130,877	5.60%
	The Bank of New York Mellon	3,782,594	5.13%

iShares MSCI Israel Capped ETF	Charles Schwab & Co., Inc.	225,676	11.57%
	National Financial Services LLC	207,833	10.66%
	BNP Paribas, New York Branch/Custody Services	156,130	8.01%
	Morgan Stanley Smith Barney LLC	120,709	6.19%

iShares MSCI Italy Capped ETF	State Street Bank and Trust Company	5,420,578	24.75%
	Brown Brothers Harriman & Co.	3,039,201	13.88%
	National Financial Services LLC	1,397,786	6.38%
	Charles Schwab & Co., Inc.	1,266,006	5.78%
	Northern Trust Company	1,251,808	5.72%

iShares MSCI Japan ETF	Brown Brothers Harriman & Co.	59,056,456	19.28%
	State Street Bank and Trust Company	31,719,839	10.36%
	JPMorgan Chase Bank, National Association	31,308,742	10.22%
	SSB – BlackRock Institutional Trust	21,440,527	7.00%
	J.P. Morgan Clearing Corp.	19,912,698	6.50%
	Morgan Stanley Smith Barney LLC	18,527,384	6.05%
	The Bank of New York Mellon	15,889,281	5.19%
	Deutsche Bank Securities Inc. /Cedear	15,751,487	5.14%

iShares MSCI Japan Small-Cap ETF	Brown Brothers Harriman & Co.	669,908	35.26%
	Morgan Stanley Smith Barney LLC	197,234	10.38%
	Charles Schwab & Co., Inc.	134,678	7.09%
	Merrill Lynch Safekeeping	129,122	6.80%
	The Bank of New York Mellon	120,064	6.32%

iShares MSCI Malaysia ETF	State Street Bank and Trust Company	3,208,087	27.07%
	JPMorgan Chase Bank, National Association	807,279	6.81%
	Brown Brothers Harriman & Co.	709,118	5.98%
	Charles Schwab & Co., Inc.	690,086	5.82%
	The Bank of New York Mellon	685,423	5.78%
	Citibank, N.A.	619,190	5.23%

iShares MSCI Mexico Capped ETF	Charles Schwab & Co., Inc.	1,996,519	7.95%
	The Bank of New York Mellon	1,841,456	7.34%
	National Financial Services LLC	1,640,401	6.54%
	Citibank, N.A.	1,635,182	6.51%
	Deutsche Bank Securities, Inc.	1,578,941	6.29%
	Brown Brothers Harriman & Co.	1,521,714	6.06%
	Northern Trust Company	1,315,769	5.24%

iShares MSCI Netherlands ETF	State Street Bank and Trust Company	1,410,508	22.75%
	The Bank of New York Mellon/ Mellon Trust of New England, National Association	941,860	15.19%
	Union Bank of California, N.A.	389,005	6.27%
	First Clearing, LLC	331,310	5.34%

iShares MSCI Pacific ex Japan ETF	Merrill Lynch Safekeeping	16,165,918	24.95%
	Citibank, N.A.	5,404,878	8.34%
	Charles Schwab & Co., Inc.	4,270,313	6.59%
	Brown Brothers Harriman & Co.	4,100,042	6.33%
	National Financial Services LLC	3,440,079	5.31%

iShares MSCI Russia Capped ETF	State Street Bank and Trust Company	2,627,972	16.27%
	JPMorgan Chase Bank, National Association	2,274,379	14.08%
	Citibank, N.A.	1,257,751	7.79%
	Deutsche Bank Securities Inc. /Cedear	1,097,200	6.79%
	National Financial Services LLC	928,966	5.75%
	Brown Brothers Harriman & Co.	838,505	5.19%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares MSCI Singapore Capped ETF	Charles Schwab & Co., Inc.	2,601,359	11.46%
	First Clearing, LLC	2,196,080	9.67%
	Citibank, N.A.	2,103,173	9.27%
	National Financial Services LLC	2,082,225	9.17%

iShares MSCI South Africa ETF	State Street Bank and Trust Company	2,581,217	34.88%
	The Bank of New York Mellon	637,055	8.61%
	Brown Brothers Harriman & Co.	453,598	6.13%
iShares MSCI South Korea Capped ETF	State Street Bank and Trust Company	11,069,106	21.81%
	Brown Brothers Harriman & Co.	6,301,743	12.42%
	Northern Trust Company	3,025,702	5.96%
	Deutsche Bank Securities Inc. /Cedear	2,938,281	5.79%
	Citibank, N.A.	2,783,203	5.48%

iShares MSCI Spain Capped ETF	Brown Brothers Harriman & Co.	12,823,272	33.07%
	Deutsche Bank Securities Inc. /Cedear	3,813,684	9.84%
	Citibank, N.A.	2,329,532	6.01%

iShares MSCI Sweden Capped ETF	Merrill Lynch Safekeeping	2,647,512	24.34%
	Citibank, N.A.	1,320,607	12.14%
	Brown Brothers Harriman & Co.	870,896	8.01%
	National Financial Services LLC	811,391	7.46%
	Charles Schwab & Co., Inc.	634,885	5.84%

iShares MSCI Switzerland Capped ETF	Merrill Lynch Safekeeping	8,751,736	26.22%
	Citibank, N.A.	3,438,921	10.30%
	State Street Bank and Trust Company	3,273,882	9.81%
	National Financial Services LLC	2,700,501	8.09%
	Charles Schwab & Co., Inc.	2,227,856	6.68%
	The Bank of New York Mellon	1,940,197	5.81%

iShares MSCI Taiwan Capped ETF	Brown Brothers Harriman & Co.	21,491,308	21.62%
	State Street Bank and Trust Company	21,359,187	21.49%
	Northern Trust Company/United Nations Joint Staff Pension Fund	7,879,775	7.93%
	JPMorgan Chase Bank, National Association	5,823,757	5.86%

iShares MSCI Thailand Capped ETF	State Street Bank and Trust Company	1,053,891	18.99%
	Northern Trust Company/United Nations Joint Staff Pension Fund	1,003,325	18.08%
	The Bank of New York Mellon/ Mellon Trust of New England, National Association	478,433	8.62%

iShares MSCI Turkey ETF	The Bank of New York Mellon	1,492,634	14.56%
	JPMorgan Chase Bank, National Association	1,123,394	10.96%
	Charles Schwab & Co., Inc.	784,703	7.66%
	National Financial Services LLC	683,568	6.67%
	Citibank, N.A.	617,329	6.02%

iShares MSCI USA Equal Weighted ETF	National Financial Services LLC	826,344	32.41%
	Northern Trust Company	500,000	19.61%
	Charles Schwab & Co., Inc.	187,146	7.34%
	Morgan Stanley Smith Barney LLC	142,210	5.58%
	Merrill Lynch Safekeeping	134,469	5.27%

iShares MSCI World ETF	Citibank, N.A.	1,419,191	25.34%
	JPMorgan Chase Bank, National Association	1,245,010	22.23%
	The Bank of New York Mellon	819,695	14.64%
	Brown Brothers Harriman & Co.	665,114	11.88%

iShares Trust
iShares 0-5 Year High Yield Corporate Bond ETF	Charles Schwab & Co., Inc.	25,432,169	50.76%
	National Financial Services LLC	9,049,588	18.06%
	Merrill Lynch Safekeeping	3,163,081	6.31%

iShares 0-5 Year Investment Grade Corporate	National Financial Services LLC	1,889,646	25.89%
Bond ETF	Morgan Stanley Smith Barney LLC	767,391	10.51%
	Merrill Lynch Safekeeping	714,733	9.79%
	Deutsche Bank Securities Inc. /Cedear	552,328	7.57%
	TD Ameritrade Clearing, Inc.	528,497	7.24%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	408,862	5.60%
	LPL Financial Corporation	376,092	5.15%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares 0-5 Year TIPS Bond ETF	National Financial Services LLC	3,746,474	29.85%
	Charles Schwab & Co., Inc.	2,032,150	16.19%
	The Bank of New York Mellon	964,039	7.68%
	Pershing LLC	736,532	5.87%
	Merrill Lynch Safekeeping	716,510	5.71%
	TD Ameritrade Clearing, Inc.	699,982	5.58%

iShares 10+ Year Credit Bond ETF	The Bank of New York Mellon	1,794,493	12.91%
	Morgan Stanley Smith Barney LLC	1,444,183	10.39%
	National Financial Services LLC	1,410,916	10.15%
	First Clearing, LLC	797,048	5.73%
	Pershing LLC	777,405	5.59%
	U.S. Bank N.A.	726,523	5.23%
	SSB – BlackRock Institutional Trust	713,821	5.14%

iShares 10-20 Year Treasury Bond ETF	Charles Schwab & Co., Inc.	498,639	12.79%
	National Financial Services LLC	331,741	8.51%
	Merrill Lynch Safekeeping	311,370	7.98%
	Bank of America, NA/GWIM Trust Operations	268,012	6.87%
	Vanguard Marketing Corporation	252,687	6.48%
	Citibank, N.A.	240,813	6.17%
	The Bank of New York Mellon	222,291	5.70%

iShares 1-3 Year Credit Bond ETF	National Financial Services LLC	13,481,015	12.23%
	Charles Schwab & Co., Inc.	13,409,686	12.16%
	U.S. Bank N.A.	7,136,681	6.47%
	Northern Trust Company	5,773,387	5.24%

iShares 1-3 Year International Treasury Bond ETF	TD Ameritrade Clearing, Inc.	151,417	16.82%
	National Financial Services LLC	130,186	14.47%
	Vanguard Marketing Corporation	87,898	9.77%
	Charles Schwab & Co., Inc.	84,197	9.36%
	Morgan Stanley Smith Barney LLC	69,219	7.69%
	Pershing LLC	59,831	6.65%

iShares 1-3 Year Treasury Bond ETF	Merrill Lynch Safekeeping	15,492,233	11.88%
	National Financial Services LLC	12,070,959	9.26%
	TD Ameritrade Clearing, Inc.	11,916,784	9.14%
	Morgan Stanley Smith Barney LLC	8,729,501	6.69%
	Charles Schwab & Co., Inc.	7,894,937	6.05%
	JPMorgan Chase Bank, National Association	7,782,082	5.97%
	Deutsche Bank Securities Inc. /Cedear	7,590,181	5.82%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	7,002,376	5.37%

iShares 20+ Year Treasury Bond ETF	National Financial Services LLC	6,045,541	11.01%
	Charles Schwab & Co., Inc.	5,709,942	10.40%
	TD Ameritrade Clearing, Inc.	3,275,851	5.97%
	Pershing LLC	2,907,321	5.30%
	State Street Bank and Trust Company	2,848,578	5.19%

iShares 3-7 Year Treasury Bond ETF	Merrill Lynch Safekeeping	14,922,562	27.58%
	TD Ameritrade Clearing, Inc.	4,174,521	7.72%
	Charles Schwab & Co., Inc.	4,015,068	7.42%
	JPMorgan Chase Bank, National Association	3,135,666	5.80%
	National Financial Services LLC	2,850,210	5.27%

iShares 7-10 Year Treasury Bond ETF	Charles Schwab & Co., Inc.	8,601,623	11.75%
	National Financial Services LLC	7,817,047	10.68%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	6,583,318	8.99%
	Merrill Lynch Safekeeping	5,494,851	7.51%
	First Clearing, LLC	4,549,701	6.22%
	TD Ameritrade Clearing, Inc.	4,351,560	5.94%
	JPMorgan Chase Bank, National Association	4,137,531	5.65%

iShares Aaa – A Rated Corporate Bond ETF	Charles Schwab & Co., Inc.	603,070	30.15%
	National Financial Services LLC	203,776	10.19%
	J.P. Morgan Clearing Corp.	144,374	7.22%
	Merrill Lynch Safekeeping	125,767	6.29%

iShares Adaptive Currency Hedged MSCI EAFE ETF	Merrill Lynch Safekeeping	68,706	68.71%
	TD Ameritrade Clearing, Inc.	11,690	11.69%
	J.P. Morgan Clearing Corp.	10,788	10.79%

iShares Adaptive Currency Hedged MSCI	Merrill Lynch Safekeeping	68,991	68.99%
Eurozone ETF	Charles Schwab & Co., Inc.	11,560	11.56%
	J.P. Morgan Clearing Corp.	7,352	7.35%
	National Financial Services LLC	5,250	5.25%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Adaptive Currency Hedged MSCI	Merrill Lynch Safekeeping	96,955	48.48%
Japan ETF	J.P. Morgan Clearing Corp.	60,647	30.32%
	U.S. Bank N.A.	35,030	17.52%

iShares Agency Bond ETF	First Clearing, LLC	905,434	20.81%
	Charles Schwab & Co., Inc.	861,133	19.80%
	National Financial Services LLC	381,239	8.76%
	M&I Marshall & Ilsley Bank	273,697	6.29%
	U.S. Bank N.A./ETF	240,133	5.52%

iShares Asia 50 ETF	Computershare Trust Company, N.A.	3,697,021	45.64%
	National Financial Services LLC	1,496,612	18.48%
	Charles Schwab & Co., Inc.	436,428	5.39%

iShares California Muni Bond ETF	Charles Schwab & Co., Inc.	1,754,608	27.85%
	National Financial Services LLC	1,185,754	18.82%
	Merrill Lynch Safekeeping	579,204	9.19%
	Morgan Stanley Smith Barney LLC	384,553	6.10%
	TD Ameritrade Clearing, Inc.	327,594	5.20%

iShares China Large-Cap ETF	Citibank, N.A.	8,864,752	11.03%
	National Financial Services LLC	6,012,002	7.48%
	Charles Schwab & Co., Inc.	5,532,836	6.88%
	Brown Brothers Harriman & Co.	5,470,890	6.80%
	The Bank of New York Mellon	4,436,594	5.52%

iShares CMBS ETF	Charles Schwab & Co., Inc.	683,945	14.71%
	Morgan Stanley Smith Barney LLC	556,831	11.97%
	The Bank of New York Mellon	417,393	8.98%
	National Financial Services LLC	391,896	8.43%
	M&I Marshall & Ilsley Bank	345,866	7.44%
	Pershing LLC	316,257	6.80%
	UBS Financial Services LLC	242,065	5.21%

iShares Cohen & Steers REIT ETF	State Street Bank and Trust Company	5,420,573	16.65%
	Charles Schwab & Co., Inc.	3,757,438	11.54%
	National Financial Services LLC	2,939,572	9.03%
	JPMorgan Chase Bank, National Association	2,363,096	7.26%

iShares Convertible Bond ETF	JPMorgan Chase Bank, National Association	2,927,273	87.38%

iShares Core 10+ Year USD Bond ETF	SSB – BlackRock Institutional Trust	4,400,000	56.77%
	National Financial Services LLC	1,105,889	14.27%
	Charles Schwab & Co., Inc.	589,774	7.61%
	Fifth Third Bank	574,398	7.41%

iShares Core 1-5 Year USD Bond ETF	National Financial Services LLC	7,402,914	42.55%
	Morgan Stanley Smith Barney LLC	1,344,257	7.73%
	Charles Schwab & Co., Inc.	1,066,843	6.13%
	Merrill Lynch Safekeeping	1,046,131	6.01%

iShares Core 5-10 Year USD Bond ETF	Merrill Lynch Safekeeping	415,371	69.23%
	RBC Capital Markets Corporation	61,856	10.31%
	National Financial Services LLC	50,793	8.47%

iShares Core Aggressive Allocation ETF	National Financial Services LLC	2,351,541	19.43%
	TD Ameritrade Clearing, Inc.	2,100,742	17.36%
	Charles Schwab & Co., Inc.	1,315,470	10.87%
	Merrill Lynch Safekeeping	1,015,695	8.39%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	861,978	7.12%
	First Clearing, LLC	823,850	6.81%
	Pershing LLC	747,535	6.18%

iShares Core Conservative Allocation ETF	TD Ameritrade Clearing, Inc.	2,013,810	19.65%
	National Financial Services LLC	1,723,079	16.81%
	Charles Schwab & Co., Inc.	1,074,315	10.48%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	965,611	9.42%
	LPL Financial Corporation	737,036	7.19%
	First Clearing, LLC	593,679	5.79%
	Merrill Lynch Safekeeping	576,690	5.63%
	Pershing LLC	534,198	5.21%

iShares Core Dividend Growth ETF	National Financial Services LLC	11,562,944	24.87%
	Merrill Lynch Safekeeping	8,812,186	18.95%
	Morgan Stanley Smith Barney LLC	3,972,272	8.54%
	PNC Bank, National Association	3,466,155	7.45%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Core Growth Allocation ETF	National Financial Services LLC	4,026,064	18.05%
	TD Ameritrade Clearing, Inc.	2,400,374	10.76%
	Merrill Lynch Safekeeping	1,899,115	8.52%
	Charles Schwab & Co., Inc.	1,882,338	8.44%
	Brown Brothers Harriman & Co.	1,393,632	6.25%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	1,178,274	5.28%

iShares Core High Dividend ETF	National Financial Services LLC	16,367,366	20.55%
	Charles Schwab & Co., Inc.	7,117,970	8.94%
	Merrill Lynch Safekeeping	7,047,229	8.85%
	Morgan Stanley Smith Barney LLC	5,113,913	6.42%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	3,999,231	5.02%

iShares Core International Aggregate Bond ETF	SSB – BlackRock Institutional Trust	3,079,958	57.57%
	National Financial Services LLC	708,657	13.25%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	413,945	7.74%
	Pershing LLC	370,449	6.92%

iShares Core Moderate Allocation ETF	National Financial Services LLC	4,097,498	22.58%
	TD Ameritrade Clearing, Inc.	2,297,258	12.66%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	1,987,467	10.95%
	Merrill Lynch Safekeeping	1,055,971	5.82%
	Pershing LLC	1,008,335	5.56%
	Charles Schwab & Co., Inc.	975,416	5.37%
	LPL Financial Corporation	959,564	5.29%
	SSB – BlackRock Institutional Trust	932,913	5.14%

iShares Core MSCI EAFE ETF	National Financial Services LLC	53,154,358	13.16%
	State Street Bank and Trust Company	42,645,653	10.56%
	Morgan Stanley Smith Barney LLC	31,400,451	7.78%
	UBS Financial Services LLC	23,254,399	5.76%
	Raymond, James & Associates, Inc.	22,430,050	5.55%

iShares Core MSCI Europe ETF	Citibank, N.A.	14,012,859	31.42%
	SSB – BlackRock Institutional Trust	7,156,658	16.05%
	National Financial Services LLC	5,442,767	12.20%
	The Bank of New York Mellon	2,894,690	6.49%

iShares Core MSCI International Developed	Merrill Lynch Safekeeping	450,854	75.14%
Markets ETF	Goldman Sachs International	123,900	20.65%

iShares Core MSCI Pacific ETF	National Financial Services LLC	6,450,241	35.44%
	SSB – BlackRock Institutional Trust	4,130,294	22.69%
	Pershing LLC	1,688,254	9.28%
	State Street Bank and Trust Company	1,060,816	5.83%

iShares Core MSCI Total International Stock ETF	SSB – BlackRock Institutional Trust	48,143,424	46.79%
	National Financial Services LLC	18,368,488	17.85%
	Northern Trust Company	8,523,427	8.28%

iShares Core S&P 500 ETF	National Financial Services LLC	58,561,789	12.79%
	Charles Schwab & Co., Inc.	35,345,956	7.72%
	The Bank of New York Mellon	32,652,184	7.13%
	SSB – BlackRock Institutional Trust	24,142,548	5.27%

iShares Core S&P Mid-Cap ETF	National Financial Services LLC	26,227,937	11.34%
	JPMorgan Chase Bank, National Association	22,951,332	9.92%
	Charles Schwab & Co., Inc.	18,634,648	8.06%
	First Clearing, LLC	15,614,477	6.75%
	TD Ameritrade Clearing, Inc.	14,790,421	6.40%
	The Bank of New York Mellon	14,065,263	6.08%

iShares Core S&P Small-Cap ETF	National Financial Services LLC	64,464,657	14.97%
	Charles Schwab & Co., Inc.	51,291,485	11.91%
	First Clearing, LLC	23,738,340	5.51%
	Wells Fargo Bank, National Association	22,114,210	5.13%

iShares Core S&P Total U.S. Stock Market ETF	National Financial Services LLC	59,145,676	38.18%
	The Bank of New York Mellon	13,896,316	8.97%
	SSB – BlackRock Institutional Trust	9,320,334	6.02%
	State Street Bank and Trust Company	8,866,387	5.72%
	Merrill Lynch Safekeeping	8,324,487	5.37%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Core S&P U.S. Growth ETF	LPL Financial Corporation	7,557,525	16.68%
	National Financial Services LLC	7,158,189	15.80%
	UBS Financial Services LLC	6,118,327	13.51%
	Merrill Lynch Safekeeping	3,899,600	8.61%
	Morgan Stanley Smith Barney LLC	3,230,791	7.13%
	The Bank of New York Mellon	2,639,784	5.83%

iShares Core S&P U.S. Value ETF	Merrill Lynch Safekeeping	5,797,619	15.42%
	National Financial Services LLC	5,482,478	14.58%
	LPL Financial Corporation	5,336,800	14.19%
	Charles Schwab & Co., Inc.	3,918,857	10.42%
	The Bank of New York Mellon	3,041,955	8.09%
	Morgan Stanley Smith Barney LLC	2,468,541	6.57%
	Edward D. Jones & Co.	1,946,189	5.18%

iShares Core Total USD Bond Market ETF	SSB – BlackRock Institutional Trust	10,622,878	59.68%
	Edward D. Jones & Co.	2,368,659	13.31%

iShares Core U.S. Aggregate Bond ETF	Edward D. Jones & Co.	48,995,967	12.06%
	State Street Bank and Trust Company	47,646,454	11.73%
	National Financial Services LLC	38,389,232	9.45%
	First Clearing, LLC	29,416,922	7.24%
	TD Ameritrade Clearing, Inc.	26,288,702	6.47%
	Charles Schwab & Co., Inc.	25,405,531	6.25%

iShares Core U.S. REIT ETF	Brown Brothers Harriman & Co.	738,208	28.95%
	National Financial Services LLC	344,834	13.52%
	First Clearing, LLC	204,932	8.04%
	Charles Schwab & Co., Inc.	198,929	7.80%

iShares Currency Hedged International High Yield	J.P. Morgan Clearing Corp.	11,239	22.48%
Bond ETF	Citibank, N.A.	7,550	15.10%
	Citadel Securities LLC/Internal	6,945	13.89%
	Pershing LLC	6,888	13.78%
	E*Trade Clearing LLC	4,400	8.80%

iShares Currency Hedged JPX-Nikkei 400 ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	42,410	42.41%
	Citibank, N.A.	29,760	29.76%
	J.P. Morgan Clearing Corp.	15,007	15.01%

iShares Currency Hedged MSCI ACWI ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	35,293	35.29%
	National Financial Services LLC	15,020	15.02%
	Citigroup Global Markets Inc. /Salomon Brothers	12,400	12.40%
	Merrill Lynch Safekeeping	8,903	8.90%
	Pershing LLC	6,638	6.64%

iShares Currency Hedged MSCI ACWI ex U.S. ETF	National Financial Services LLC	1,037,206	35.77%
	Charles Schwab & Co., Inc.	648,181	22.35%
	JPMorgan Chase Bank, National Association	326,199	11.25%
	TD Ameritrade Clearing, Inc.	290,875	10.03%

iShares Currency Hedged MSCI Australia ETF	Virtu Financial BD LLC	37,977	25.32%
	Citigroup Global Markets Inc. /Salomon Brothers	25,000	16.67%
	National Financial Services LLC	23,403	15.60%
	J.P. Morgan Clearing Corp.	21,705	14.47%
	SG Americas Securities, LLC	14,266	9.51%
	Brown Brothers Harriman & Co.	11,735	7.82%
	Pershing LLC	7,833	5.22%

iShares Currency Hedged MSCI Canada ETF	SG Americas Securities, LLC	18,028	18.03%
	National Financial Services LLC	17,786	17.79%
	Brown Brothers Harriman & Co.	13,080	13.08%
	J.P. Morgan Clearing Corp.	10,089	10.09%
	TD Ameritrade Clearing, Inc.	7,528	7.53%
	Merrill Lynch Safekeeping	7,318	7.32%
	NBCN Inc. /CDS	5,560	5.56%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	5,525	5.53%

iShares Currency Hedged MSCI EAFE ETF	Goldman, Sachs & Co.	45,362,344	30.39%
	Charles Schwab & Co., Inc.	16,591,263	11.12%
	National Financial Services LLC	14,001,149	9.38%
	Pershing LLC	10,204,691	6.84%
	Morgan Stanley Smith Barney LLC	9,911,678	6.64%

iShares Currency Hedged MSCI EAFE	LPL Financial Corporation	99,801	39.92%
Small-Cap ETF	J.P. Morgan Clearing Corp.	47,648	19.06%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	31,337	12.53%
	Charles Schwab & Co., Inc.	17,459	6.98%

iShares Currency Hedged MSCI Europe	J.P. Morgan Clearing Corp.	15,821	31.64%
Small-Cap ETF	Goldman, Sachs & Co.	15,700	31.40%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	7,143	14.29%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Currency Hedged MSCI Eurozone ETF	Ameriprise Enterprise Investment Services Inc./ Beta/133	4,908,489	9.99%
	Charles Schwab & Co., Inc.	4,846,984	9.86%
	National Financial Services LLC	4,257,273	8.66%
	Citibank, N.A.	4,139,124	8.42%
	Deutsche Bank Securities Inc. /Cedear	3,082,527	6.27%
	Morgan Stanley Smith Barney LLC	3,038,620	6.18%

iShares Currency Hedged MSCI Germany ETF	Charles Schwab & Co., Inc.	8,122,670	30.83%
	Citibank, N.A.	2,477,042	9.40%
	JPMorgan Chase Bank, National Association	2,023,231	7.68%
	Deutsche Bank Securities Inc. /Cedear	1,507,962	5.72%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	1,345,435	5.11%
	First Clearing, LLC	1,333,300	5.06%

iShares Currency Hedged MSCI Italy ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	114,529	28.63%
	National Financial Services LLC	65,693	16.42%
	Goldman, Sachs & Co.	44,055	11.01%
	Citibank, N.A.	36,240	9.06%
	Vanguard Marketing Corporation	28,491	7.12%
	J.P. Morgan Clearing Corp.	26,546	6.64%

iShares Currency Hedged MSCI Japan ETF	The Bank of New York Mellon	9,877,469	24.76%
	JPMorgan Chase Bank, National Association	3,878,490	9.72%
	Deutsche Bank Securities Inc. /Cedear	3,731,255	9.35%
	Citibank, N.A.	3,310,930	8.30%
	Brown Brothers Harriman & Co.	2,581,482	6.47%
	Morgan Stanley Smith Barney LLC	2,495,443	6.25%

iShares Currency Hedged MSCI Mexico ETF	J.P. Morgan Clearing Corp.	36,160	24.11%
	Goldman, Sachs & Co.	35,471	23.65%
	Merrill Lynch Safekeeping	31,024	20.68%
	Brown Brothers Harriman & Co.	22,818	15.21%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	7,535	5.02%

iShares Currency Hedged MSCI South Korea ETF	J.P. Morgan Clearing Corp.	40,217	80.43%

iShares Currency Hedged MSCI Spain ETF	First Clearing, LLC	1,326,471	54.14%
	Goldman, Sachs & Co.	344,927	14.08%
	National Financial Services LLC	199,655	8.15%

iShares Currency Hedged MSCI Switzerland ETF	Morgan Stanley Smith Barney LLC	49,600	33.07%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	34,728	23.15%
	J.P. Morgan Clearing Corp.	23,371	15.58%
	Goldman, Sachs & Co.	12,426	8.28%
	Citibank, N.A.	8,110	5.41%
	Brown Brothers Harriman & Co.	8,085	5.39%

iShares Currency Hedged MSCI United	Merrill Lynch Safekeeping	1,324,300	35.79%
Kingdom ETF	UBS Financial Services LLC	825,692	22.32%
	Morgan Stanley Smith Barney LLC	478,439	12.93%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	423,794	11.45%

iShares Dow Jones U.S. ETF	National Financial Services LLC	1,693,310	18.21%
	Charles Schwab & Co., Inc.	1,221,206	13.13%
	TD Ameritrade Clearing, Inc.	914,316	9.83%
	First Clearing, LLC	692,490	7.45%
	Pershing LLC	659,605	7.09%
	Merrill Lynch Safekeeping	592,104	6.37%
	Morgan Stanley Smith Barney LLC	538,257	5.79%

iShares Edge MSCI Intl Momentum Factor ETF	Charles Schwab & Co., Inc.	322,783	40.35%
	Morgan Stanley Smith Barney LLC	137,671	17.21%
	Janney Montgomery Scott Inc.	99,754	12.47%
	National Financial Services LLC	54,763	6.85%
	Merrill Lynch Safekeeping	45,179	5.65%

iShares Edge MSCI Intl Quality Factor ETF	Charles Schwab & Co., Inc.	326,952	36.33%
	J.P. Morgan Clearing Corp.	198,295	22.03%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	85,402	9.49%
	Goldman, Sachs & Co.	75,618	8.40%
	TD Ameritrade Clearing, Inc.	46,796	5.20%

iShares Edge MSCI Intl Size Factor ETF	Merrill Lynch Safekeeping	200,259	50.06%
	J.P. Morgan Clearing Corp.	197,713	49.43%

iShares Edge MSCI Intl Value Factor ETF	Charles Schwab & Co., Inc.	1,096,361	34.26%
	National Financial Services LLC	369,747	11.55%
	Fifth Third Bank	287,900	9.00%
	J.P. Morgan Clearing Corp.	236,922	7.40%
	Raymond, James & Associates, Inc.	232,890	7.28%
	Pershing LLC	202,250	6.32%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Edge MSCI Min Vol Asia ex Japan ETF	Goldman, Sachs & Co.	75,180	37.59%
	J.P. Morgan Clearing Corp.	42,779	21.39%
	Brown Brothers Harriman & Co.	26,521	13.26%

iShares Edge MSCI Min Vol EAFE Currency	Merrill Lynch Safekeeping	503,564	71.94%
Hedged ETF	LPL Financial Corporation	108,774	15.54%

iShares Edge MSCI Min Vol EAFE ETF	Charles Schwab & Co., Inc.	14,242,858	14.98%
	National Financial Services LLC	11,478,096	12.07%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	9,940,480	10.45%
	Merrill Lynch Safekeeping	7,553,998	7.94%
	Pershing LLC	6,238,943	6.56%

iShares Edge MSCI Min Vol Europe Currency	J.P. Morgan Clearing Corp.	47,200	31.47%
Hedged ETF	Merrill Lynch Safekeeping	35,664	23.78%
	Charles Schwab & Co., Inc.	23,409	15.61%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	22,292	14.86%
	Goldman, Sachs & Co.	15,603	10.40%

iShares Edge MSCI Min Vol Europe ETF	LPL Financial Corporation	160,965	15.33%
	SSB – BlackRock Institutional Trust	156,512	14.91%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	133,566	12.72%
	Pershing LLC	90,227	8.59%
	Merrill Lynch Safekeeping	84,743	8.07%
	National Financial Services LLC	74,044	7.05%

iShares Edge MSCI Min Vol Global Currency	Goldman, Sachs & Co.	51,063	51.06%
Hedged ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	30,001	30.00%
	The Bank of New York Mellon	6,630	6.63%

iShares Edge MSCI Min Vol Japan ETF	Morgan Stanley Smith Barney LLC	211,477	42.30%
	J.P. Morgan Clearing Corp.	77,859	15.57%
	Merrill Lynch Safekeeping	51,242	10.25%

iShares Edge MSCI Min Vol USA ETF	National Financial Services LLC	32,924,994	12.52%
	Merrill Lynch Safekeeping	23,470,304	8.93%
	Pershing LLC	22,984,308	8.74%
	State Street Bank and Trust Company	20,621,422	7.84%

iShares Edge MSCI Min Vol USA Small-Cap ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	76,601	25.53%
	National Financial Services LLC	64,559	21.52%
	Scottrade, Inc.	48,623	16.21%
	LPL Financial Corporation	38,341	12.78%
	TD Ameritrade Clearing, Inc.	18,533	6.18%

iShares Edge MSCI Multifactor Consumer	Merrill Lynch, Pierce, Fenner & Smith Incorporated	76,976	76.98%
Discretionary ETF	Merrill Lynch Safekeeping	14,719	14.72%

iShares Edge MSCI Multifactor Consumer Staples ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	84,188	84.19%

iShares Edge MSCI Multifactor Energy ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	83,812	83.81%
	National Financial Services LLC	6,457	6.46%

iShares Edge MSCI Multifactor Financials ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	51,386	51.39%
	Merrill Lynch Safekeeping	17,317	17.32%
	Charles Schwab & Co., Inc.	8,849	8.85%
	National Financial Services LLC	5,301	5.30%

iShares Edge MSCI Multifactor Global ETF	SSB-Trust Custody	492,707	61.59%
	Citibank, N.A.	87,724	10.97%
	J.P. Morgan Clearing Corp.	47,822	5.98%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	43,273	5.41%

iShares Edge MSCI Multifactor Healthcare ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	49,168	49.17%
	LPL Financial Corporation	11,635	11.64%
	Pershing LLC	7,271	7.27%
	Charles Schwab & Co., Inc.	6,534	6.53%
	Merrill Lynch Safekeeping	5,077	5.08%

iShares Edge MSCI Multifactor Industrials ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	39,482	39.48%
	LPL Financial Corporation	23,354	23.35%
	Merrill Lynch Safekeeping	17,079	17.08%
	National Financial Services LLC	6,085	6.09%

iShares Edge MSCI Multifactor Intl ETF	Merrill Lynch Safekeeping	2,322,333	25.24%
	The Bank of New York Mellon	1,950,264	21.20%
	SSB – BlackRock Institutional Trust	1,458,748	15.86%
	Wells Fargo Securities, LLC	787,735	8.56%
	National Financial Services LLC	732,812	7.97%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Edge MSCI Multifactor Intl Small-Cap ETF	Citibank, N.A.	264,170	52.83%
	J.P. Morgan Clearing Corp.	59,883	11.98%
	National Financial Services LLC	54,587	10.92%
	Charles Schwab & Co., Inc.	29,316	5.86%

iShares Edge MSCI Multifactor Materials ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	68,057	68.06%
	Merrill Lynch Safekeeping	23,700	23.70%

iShares Edge MSCI Multifactor Technology ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	47,388	47.39%
	M&I Marshall & Ilsley Bank	12,300	12.30%
	Charles Schwab & Co., Inc.	7,591	7.59%
	National Financial Services LLC	7,297	7.30%

iShares Edge MSCI Multifactor USA ETF	Merrill Lynch Safekeeping	3,167,216	23.37%
	SSB – BlackRock Institutional Trust	2,401,092	17.72%
	National Financial Services LLC	2,168,384	16.00%
	The Bank of New York Mellon	2,064,935	15.24%

iShares Edge MSCI Multifactor USA Small-Cap ETF	The Bank of New York Mellon	361,632	26.79%
	Citibank, N.A.	188,265	13.95%
	National Financial Services LLC	148,910	11.03%
	LPL Financial Corporation	140,218	10.39%
	TD Ameritrade Clearing, Inc.	128,078	9.49%
	UBS Financial Services LLC	118,084	8.75%

iShares Edge MSCI Multifactor Utilities ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	91,483	91.48%

iShares Edge MSCI USA Momentum Factor ETF	National Financial Services LLC	6,498,085	20.93%
	Charles Schwab & Co., Inc.	3,398,347	10.94%
	State Street Bank and Trust Company	2,273,453	7.32%
	Merrill Lynch Safekeeping	1,936,163	6.24%
	TD Ameritrade Clearing, Inc.	1,829,983	5.89%
	Northern Trust Company	1,663,320	5.36%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	1,586,175	5.11%
	Pershing LLC	1,578,715	5.08%

iShares Edge MSCI USA Quality Factor ETF	State Street Bank and Trust Company	9,981,051	19.65%
	PNC Bank, National Association	5,050,991	9.94%
	Charles Schwab & Co., Inc.	4,825,560	9.50%
	Citibank, N.A.	4,087,519	8.05%
	Merrill Lynch Safekeeping	3,172,476	6.25%
	National Financial Services LLC	3,040,834	5.99%
	Brown Brothers Harriman & Co.	2,873,383	5.66%
	Bank of America/LaSalle Bank NA	2,819,057	5.55%

iShares Edge MSCI USA Size Factor ETF	State Street Bank and Trust Company	2,727,442	75.76%

iShares Edge MSCI USA Value Factor ETF	Bank of America/LaSalle Bank NA	6,934,259	18.49%
	Brown Brothers Harriman & Co.	5,415,918	14.44%
	Citibank, N.A.	3,676,362	9.80%
	PNC Bank, National Association	3,100,387	8.27%
	State Street Bank and Trust Company	2,567,309	6.85%
	The Bank of New York Mellon	2,355,655	6.28%
	JPMorgan Chase Bank, National Association	2,351,146	6.27%
	Northern Trust Company	2,307,144	6.15%

iShares Emerging Markets Infrastructure ETF	Charles Schwab & Co., Inc.	208,161	13.88%
	National Financial Services LLC	189,580	12.64%
	UBS Financial Services LLC	153,978	10.27%
	Bank of America, NA/GWIM Trust Operations	131,375	8.76%
	First Clearing, LLC	109,630	7.31%
	Pershing LLC	86,703	5.78%

iShares Europe Developed Real Estate ETF	Charles Schwab & Co., Inc.	261,114	22.71%
	National Financial Services LLC	173,656	15.10%
	JPMorgan Chase Bank, National Association	110,405	9.60%
	Citibank, N.A.	58,715	5.11%

iShares Europe ETF	Computershare Trust Company, N.A.	9,648,329	15.79%
	The Bank of New York Mellon	8,610,806	14.09%
	Brown Brothers Harriman & Co.	5,040,125	8.25%
	State Street Bank and Trust Company	4,711,200	7.71%
	National Financial Services LLC	4,243,503	6.95%
	Morgan Stanley Smith Barney LLC	3,524,489	5.77%
	Pershing LLC	3,260,270	5.34%
	Citibank, N.A.	3,058,637	5.01%

iShares Exponential Technologies ETF	TD Ameritrade Clearing, Inc.	28,058,877	84.64%

iShares Fallen Angels USD Bond ETF	Merrill Lynch Safekeeping	249,828	62.46%
	Charles Schwab & Co., Inc.	52,958	13.24%
	National Financial Services LLC	35,975	8.99%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Floating Rate Bond ETF	National Financial Services LLC	14,262,746	13.15%
	Charles Schwab & Co., Inc.	10,585,114	9.76%
	Citibank, N.A.	9,707,867	8.95%
	Bank of America, NA/GWIM Trust Operations	7,631,854	7.03%
	The Bank of New York Mellon	6,651,473	6.13%
	TD Ameritrade Clearing, Inc.	5,425,083	5.00%

iShares Global 100 ETF	Computershare Trust Company, N.A.	10,507,414	55.89%
	Merrill Lynch Safekeeping	1,460,989	7.77%

iShares Global Clean Energy ETF	National Financial Services LLC	1,426,589	15.02%
	Charles Schwab & Co., Inc.	1,023,419	10.77%
	Pershing LLC	595,898	6.27%
	Merrill Lynch Safekeeping	578,953	6.09%
	Brown Brothers Harriman & Co.	575,633	6.06%

iShares Global Consumer Discretionary ETF	The Bank of New York Mellon	534,499	22.27%
	SSB – BlackRock Institutional Trust	346,899	14.45%
	National Financial Services LLC	197,613	8.23%
	Charles Schwab & Co., Inc.	168,136	7.01%
	Brown Brothers Harriman & Co.	136,018	5.67%

iShares Global Consumer Staples ETF	Computershare Trust Company, N.A.	1,110,660	18.21%
	Charles Schwab & Co., Inc.	558,696	9.16%
	National Financial Services LLC	520,376	8.53%
	JPMorgan Chase Bank, National Association	436,014	7.15%
	Merrill Lynch Safekeeping	319,304	5.23%
	Brown Brothers Harriman & Co.	314,836	5.16%

iShares Global Energy ETF	Charles Schwab & Co., Inc.	2,967,927	10.64%
	National Financial Services LLC	2,101,799	7.53%
	State Street Bank and Trust Company	1,985,255	7.12%
	Merrill Lynch Safekeeping	1,711,763	6.14%
	Morgan Stanley Smith Barney LLC	1,599,060	5.73%
	Deutsche Bank Securities Inc. /Cedear	1,598,379	5.73%
	The Bank of New York Mellon	1,514,908	5.43%

iShares Global Financials ETF	The Bank of New York Mellon	691,734	10.89%
	Charles Schwab & Co., Inc.	679,410	10.70%
	State Street Bank and Trust Company	621,226	9.78%
	Citibank, N.A.	484,100	7.62%
	National Financial Services LLC	470,577	7.41%
	Morgan Stanley Smith Barney LLC	447,391	7.05%
	First Clearing, LLC	347,462	5.47%

iShares Global Healthcare ETF	Computershare Trust Company, N.A.	3,182,530	22.02%
	SSB – BlackRock Institutional Trust	1,632,846	11.30%
	Citibank, N.A.	1,045,503	7.24%
	The Bank of New York Mellon	969,819	6.71%
	Brown Brothers Harriman & Co.	770,182	5.33%
	Charles Schwab & Co., Inc.	755,809	5.23%

iShares Global Industrials ETF	SSB – BlackRock Institutional Trust	355,576	13.68%
	Citibank, N.A.	211,299	8.13%
	The Bank of New York Mellon	182,785	7.03%
	National Financial Services LLC	180,487	6.94%
	Charles Schwab & Co., Inc.	173,505	6.67%
	BNP Paribas, New York Branch/Custody Services	170,675	6.56%
	Merrill Lynch Safekeeping	145,498	5.60%

iShares Global Infrastructure ETF	Northern Trust Company	11,477,029	31.53%
	State Street Bank and Trust Company	3,977,891	10.93%
	National Financial Services LLC	2,493,475	6.85%

iShares Global Materials ETF	Charles Schwab & Co., Inc.	603,976	14.05%
	National Financial Services LLC	539,677	12.55%
	BNP Paribas, New York Branch/Custody Services	452,339	10.52%
	TD Ameritrade Clearing, Inc.	237,299	5.52%

iShares Global REIT ETF	Raymond, James & Associates, Inc.	3,294,905	23.88%
	National Financial Services LLC	1,668,206	12.09%
	Charles Schwab & Co., Inc.	1,424,698	10.32%
	Northern Trust Company	1,117,119	8.10%
	The Bank of New York Mellon	1,002,418	7.26%

iShares Global Tech ETF	State Street Bank and Trust Company	959,407	11.16%
	Citibank, N.A.	880,044	10.23%
	Charles Schwab & Co., Inc.	817,948	9.51%
	National Financial Services LLC	648,316	7.54%
	Bank of America, NA/GWIM Trust Operations	486,142	5.65%
	Brown Brothers Harriman & Co.	460,334	5.35%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Global Telecom ETF	Charles Schwab & Co., Inc.	794,160	15.57%
	National Financial Services LLC	623,232	12.22%
	Merrill Lynch Safekeeping	350,481	6.87%
	Morgan Stanley Smith Barney LLC	331,969	6.51%

iShares Global Timber & Forestry ETF	JPMorgan Chase Bank, National Association	1,019,870	24.28%
	Charles Schwab & Co., Inc.	620,253	14.77%
	National Financial Services LLC	463,989	11.05%
	TD Ameritrade Clearing, Inc.	307,472	7.32%

iShares Global Utilities ETF	National Financial Services LLC	378,980	13.30%
	Morgan Stanley Smith Barney LLC	331,293	11.62%
	Charles Schwab & Co., Inc.	273,801	9.61%
	First Clearing, LLC	187,027	6.56%
	Merrill Lynch Safekeeping	166,074	5.83%

iShares GNMA Bond ETF	National Financial Services LLC	1,797,376	52.10%
	Charles Schwab & Co., Inc.	312,957	9.07%
	U.S. Bank N.A.	218,065	6.32%

iShares Government/Credit Bond ETF	U.S. Bank N.A.	201,180	18.29%
	Merrill Lynch Safekeeping	160,325	14.58%
	National Financial Services LLC	157,668	14.33%
	Charles Schwab & Co., Inc.	86,073	7.82%
	Citibank, N.A.	78,833	7.17%

iShares iBonds Dec 2017 Term Corporate ETF	Merrill Lynch Safekeeping	866,974	14.82%
	National Financial Services LLC	798,479	13.65%
	UBS Financial Services LLC	647,301	11.06%
	TD Ameritrade Clearing, Inc.	621,771	10.63%
	Morgan Stanley Smith Barney LLC	519,026	8.87%
	Charles Schwab & Co., Inc.	518,727	8.87%
	LPL Financial Corporation	360,799	6.17%

iShares iBonds Dec 2018 Term Corporate ETF	Merrill Lynch Safekeeping	1,341,219	12.71%
	TD Ameritrade Clearing, Inc.	1,154,917	10.95%
	Morgan Stanley Smith Barney LLC	1,071,749	10.16%
	National Financial Services LLC	985,808	9.34%
	UBS Financial Services LLC	896,558	8.50%
	The Bank of New York Mellon	875,885	8.30%
	Charles Schwab & Co., Inc.	805,767	7.64%
	LPL Financial Corporation	565,013	5.36%

iShares iBonds Dec 2019 Term Corporate ETF	TD Ameritrade Clearing, Inc.	1,682,845	13.68%
	Merrill Lynch Safekeeping	1,645,855	13.38%
	UBS Financial Services LLC	1,227,011	9.98%
	National Financial Services LLC	1,112,067	9.04%
	Charles Schwab & Co., Inc.	938,304	7.63%
	The Bank of New York Mellon	909,793	7.40%
	Morgan Stanley Smith Barney LLC	850,867	6.92%
	LPL Financial Corporation	678,577	5.52%

iShares iBonds Dec 2020 Term Corporate ETF	TD Ameritrade Clearing, Inc.	1,551,306	12.77%
	Merrill Lynch Safekeeping	1,434,320	11.81%
	Morgan Stanley Smith Barney LLC	1,142,468	9.40%
	National Financial Services LLC	922,750	7.59%
	The Bank of New York Mellon	882,071	7.26%
	UBS Financial Services LLC	866,735	7.13%
	Charles Schwab & Co., Inc.	806,271	6.64%
	U.S. Bank N.A.	718,345	5.91%
	LPL Financial Corporation	689,372	5.67%

iShares iBonds Dec 2021 Term Corporate ETF	Charles Schwab & Co., Inc.	2,432,953	17.82%
	Merrill Lynch Safekeeping	1,801,306	13.20%
	National Financial Services LLC	1,549,456	11.35%
	TD Ameritrade Clearing, Inc.	1,379,076	10.10%
	The Bank of New York Mellon	895,561	6.56%
	Morgan Stanley Smith Barney LLC	727,600	5.33%

iShares iBonds Dec 2021 Term Muni Bond ETF	Charles Schwab & Co., Inc.	884,488	19.02%
	National Financial Services LLC	545,267	11.73%
	First Clearing, LLC	459,982	9.89%
	Merrill Lynch Safekeeping	380,146	8.18%
	UBS Financial Services LLC	371,536	7.99%
	U.S. Bank N.A.	241,141	5.19%

iShares iBonds Dec 2022 Term Corporate ETF	Charles Schwab & Co., Inc.	2,838,943	28.39%
	National Financial Services LLC	1,359,185	13.59%
	Merrill Lynch Safekeeping	1,202,361	12.02%
	Morgan Stanley Smith Barney LLC	686,227	6.86%
	TD Ameritrade Clearing, Inc.	663,009	6.63%
	Scottrade, Inc.	593,051	5.93%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares iBonds Dec 2022 Term Muni Bond ETF	Charles Schwab & Co., Inc.	1,084,218	25.21%
	U.S. Bank N.A.	578,583	13.46%
	First Clearing, LLC	430,338	10.01%
	National Financial Services LLC	393,985	9.16%
	Merrill Lynch Safekeeping	371,367	8.64%

iShares iBonds Dec 2023 Term Corporate ETF	Charles Schwab & Co., Inc.	1,264,994	21.62%
	Merrill Lynch Safekeeping	1,219,492	20.85%
	National Financial Services LLC	984,364	16.83%
	U.S. Bank N.A.	357,977	6.12%
	TD Ameritrade Clearing, Inc.	348,570	5.96%

iShares iBonds Dec 2023 Term Muni Bond ETF	J.P. Morgan Clearing Corp.	45,372	45.37%

iShares iBonds Dec 2024 Term Corporate ETF	Charles Schwab & Co., Inc.	1,360,921	28.35%
	Merrill Lynch Safekeeping	909,190	18.94%
	National Financial Services LLC	708,097	14.75%
	Morgan Stanley Smith Barney LLC	307,929	6.42%
	UBS Financial Services LLC	283,732	5.91%

iShares iBonds Dec 2025 Term Corporate ETF	Charles Schwab & Co., Inc.	2,226,450	32.98%
	Merrill Lynch Safekeeping	1,415,502	20.97%
	National Financial Services LLC	1,232,656	18.26%

iShares iBonds Dec 2026 Term Corporate ETF	National Financial Services LLC	324,223	29.47%
	Charles Schwab & Co., Inc.	195,689	17.79%
	Merrill Lynch Safekeeping	150,837	13.71%
	TD Ameritrade Clearing, Inc.	121,648	11.06%
	FOLIO (FN) Investment, Inc.	65,587	5.96%

iShares iBonds Mar 2018 Term Corporate ETF	Morgan Stanley Smith Barney LLC	708,482	17.28%
	Merrill Lynch Safekeeping	671,791	16.39%
	Charles Schwab & Co., Inc.	580,110	14.15%
	U.S. Bank N.A.	309,094	7.54%
	National Financial Services LLC	296,736	7.24%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	263,575	6.43%

iShares iBonds Mar 2018 Term Corporate	Charles Schwab & Co., Inc.	860,229	23.57%
ex-Financials ETF	U.S. Bank N.A.	456,000	12.49%
	National Financial Services LLC	339,357	9.30%
	Pershing LLC	270,191	7.40%
	UBS Financial Services LLC	266,257	7.29%
	Stifel, Nicolaus & Company Incorporated	198,373	5.43%
	SSB – BlackRock Institutional Trust	197,561	5.41%

iShares iBonds Mar 2020 Term Corporate ETF	Morgan Stanley Smith Barney LLC	566,789	16.92%
	Merrill Lynch Safekeeping	459,580	13.72%
	Charles Schwab & Co., Inc.	403,100	12.03%
	National Financial Services LLC	382,656	11.42%
	TD Ameritrade Clearing, Inc.	221,008	6.60%

iShares iBonds Mar 2020 Term Corporate	Charles Schwab & Co., Inc.	542,260	15.72%
ex-Financials ETF	J.P. Morgan Clearing Corp.	452,918	13.13%
	U.S. Bank N.A.	402,200	11.66%
	National Financial Services LLC	338,960	9.82%
	UBS Financial Services LLC	233,536	6.77%
	Pershing LLC	205,440	5.95%

iShares iBonds Mar 2023 Term Corporate ETF	Morgan Stanley Smith Barney LLC	875,344	27.35%
	Merrill Lynch Safekeeping	379,158	11.85%
	Pershing LLC	247,154	7.72%
	Brown Brothers Harriman & Co.	190,000	5.94%
	National Financial Services LLC	182,644	5.71%
	J.P. Morgan Clearing Corp.	170,403	5.33%
	Stifel, Nicolaus & Company Incorporated	164,764	5.15%

iShares iBonds Mar 2023 Term Corporate	Pershing LLC	346,338	18.23%
ex-Financials ETF	Stifel, Nicolaus & Company Incorporated	257,707	13.56%
	Charles Schwab & Co., Inc.	233,410	12.28%
	Robert W. Baird & Co. Incorporated	141,785	7.46%
	SSB – BlackRock Institutional Trust	128,900	6.78%
	UBS Financial Services LLC	121,930	6.42%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	102,665	5.40%

iShares iBonds Sep 2017 Term Muni Bond ETF	Charles Schwab & Co., Inc.	1,252,336	16.26%
	National Financial Services LLC	1,240,777	16.11%
	Merrill Lynch Safekeeping	922,891	11.99%
	First Clearing, LLC	794,261	10.32%
	Morgan Stanley Smith Barney LLC	589,069	7.65%
	U.S. Bank N.A.	471,592	6.12%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares iBonds Sep 2018 Term Muni Bond ETF	Charles Schwab & Co., Inc.	1,260,637	16.59%
	National Financial Services LLC	1,223,019	16.09%
	First Clearing, LLC	756,844	9.96%
	Merrill Lynch Safekeeping	684,169	9.00%
	Morgan Stanley Smith Barney LLC	522,910	6.88%
	UBS Financial Services LLC	490,535	6.45%

iShares iBonds Sep 2019 Term Muni Bond ETF	Charles Schwab & Co., Inc.	1,251,526	17.75%
	National Financial Services LLC	1,064,703	15.10%
	Merrill Lynch Safekeeping	890,075	12.63%
	First Clearing, LLC	628,520	8.92%
	UBS Financial Services LLC	503,410	7.14%
	Morgan Stanley Smith Barney LLC	414,404	5.88%

iShares iBonds Sep 2020 Term Muni Bond ETF	Charles Schwab & Co., Inc.	1,599,932	23.02%
	National Financial Services LLC	813,809	11.71%
	Merrill Lynch Safekeeping	757,192	10.89%
	First Clearing, LLC	598,693	8.61%
	UBS Financial Services LLC	503,534	7.25%
	Morgan Stanley Smith Barney LLC	443,617	6.38%

iShares iBoxx $ High Yield Corporate Bond ETF	National Financial Services LLC	27,104,888	12.29%
	State Street Bank and Trust Company	19,728,981	8.95%
	The Bank of New York Mellon	15,833,176	7.18%
	Morgan Stanley Smith Barney LLC	13,591,831	6.16%
	Charles Schwab & Co., Inc.	12,852,178	5.83%
	Merrill Lynch Safekeeping	11,980,832	5.43%
	Northern Trust Company	11,968,093	5.43%
	Pershing LLC	11,130,996	5.05%

iShares iBoxx $ High Yield ex Oil & Gas Corporate	Merrill Lynch Safekeeping	99,868	49.93%
Bond ETF	J.P. Morgan Clearing Corp.	89,697	44.85%

iShares iBoxx $ Investment Grade Corporate	Merrill Lynch Safekeeping	34,457,640	12.96%
Bond ETF	The Bank of New York Mellon	29,971,833	11.27%
	National Financial Services LLC	23,008,627	8.65%
	JPMorgan Chase Bank, National Association	17,306,646	6.51%
	Charles Schwab & Co., Inc.	15,612,610	5.87%
	TD Ameritrade Clearing, Inc.	14,082,158	5.30%

iShares India 50 ETF	State Street Bank and Trust Company	4,747,427	18.09%
	Citibank, N.A.	4,611,264	17.57%
	Brown Brothers Harriman & Co.	2,634,758	10.04%
	National Financial Services LLC	1,855,155	7.07%
	SSB – BlackRock Institutional Trust	1,492,511	5.69%
	The Bank of New York Mellon	1,396,941	5.32%

iShares Intermediate Credit Bond ETF	National Financial Services LLC	8,012,270	12.46%
	Charles Schwab & Co., Inc.	5,686,636	8.84%
	First Clearing, LLC	4,699,149	7.31%
	Pershing LLC	4,194,467	6.52%
	TD Ameritrade Clearing, Inc.	3,983,057	6.19%

iShares Intermediate Government/Credit Bond ETF	TD Ameritrade Clearing, Inc.	6,749,622	31.32%
	National Financial Services LLC	1,924,130	8.93%
	Charles Schwab & Co., Inc.	1,704,961	7.91%

iShares International Developed Property ETF	Charles Schwab & Co., Inc.	789,125	21.33%
	National Financial Services LLC	649,218	17.55%
	TD Ameritrade Clearing, Inc.	596,915	16.13%
	Morgan Stanley Smith Barney LLC	210,655	5.69%
	Merrill Lynch Safekeeping	192,571	5.20%

iShares International Developed Real Estate ETF	National Financial Services LLC	3,657,044	19.77%
	Wells Fargo Bank, National Association	3,292,471	17.80%
	Charles Schwab & Co., Inc.	2,295,924	12.41%
	TD Ameritrade Clearing, Inc.	2,210,883	11.95%

iShares International Dividend Growth ETF	Merrill Lynch Safekeeping	225,793	50.18%
	J.P. Morgan Clearing Corp.	41,596	9.24%
	National Financial Services LLC	34,438	7.65%
	D.A. Davidson & Co.	25,191	5.60%
	Pershing LLC	24,581	5.46%

iShares International Preferred Stock ETF	National Financial Services LLC	596,295	15.29%
	Merrill Lynch Safekeeping	452,550	11.60%
	Charles Schwab & Co., Inc.	325,574	8.35%
	Pershing LLC	275,745	7.07%
	LPL Financial Corporation	258,524	6.63%
	Morgan Stanley Smith Barney LLC	250,841	6.43%
	D.A. Davidson & Co.	214,265	5.49%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares International Select Dividend ETF	National Financial Services LLC	16,579,955	13.14%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	14,720,596	11.66%
	Merrill Lynch Safekeeping	10,847,787	8.60%
	Charles Schwab & Co., Inc.	10,533,494	8.35%
	Morgan Stanley Smith Barney LLC	9,497,804	7.53%
	First Clearing, LLC	8,142,299	6.45%

iShares International Treasury Bond ETF	National Financial Services LLC	1,121,974	17.39%
	Charles Schwab & Co., Inc.	970,977	15.05%
	First Clearing, LLC	626,021	9.71%
	Pershing LLC	450,155	6.98%
	The Bank of New York Mellon/ Mellon Trust of New England, National Association	350,144	5.43%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	322,687	5.00%

iShares J.P. Morgan USD Emerging Markets	State Street Bank and Trust Company	10,618,955	11.18%
Bond ETF	Charles Schwab & Co., Inc.	9,435,975	9.93%
	JPMorgan Chase Bank, National Association	8,124,968	8.55%
	National Financial Services LLC	6,804,874	7.16%
	First Clearing, LLC	6,661,430	7.01%
	The Bank of New York Mellon	5,871,354	6.18%

iShares JPX-Nikkei 400 ETF	Northern Trust Company	186,195	12.41%
	Morgan Stanley Smith Barney LLC	174,709	11.65%
	Merrill Lynch Safekeeping	140,048	9.34%
	Brown Brothers Harriman & Co.	82,597	5.51%
	National Financial Services LLC	80,104	5.34%

iShares Latin America 40 ETF	Citibank, N.A.	8,205,743	21.45%
	Pershing LLC	3,444,564	9.01%
	Brown Brothers Harriman & Co.	2,868,433	7.50%
	National Financial Services LLC	2,657,326	6.95%
	State Street Bank and Trust Company	2,305,162	6.03%
	Charles Schwab & Co., Inc.	2,211,618	5.78%

iShares MBS ETF	Merrill Lynch Safekeeping	41,346,943	41.93%
	National Financial Services LLC	5,811,748	5.89%
	TD Ameritrade Clearing, Inc.	5,534,292	5.61%
	First Clearing, LLC	5,139,068	5.21%

iShares Micro-Cap ETF	Charles Schwab & Co., Inc.	2,696,345	27.51%
	National Financial Services LLC	1,544,456	15.76%
	TD Ameritrade Clearing, Inc.	990,280	10.10%
	State Street Bank and Trust Company	619,695	6.32%

iShares Morningstar Large-Cap ETF	National Financial Services LLC	797,938	13.88%
	Charles Schwab & Co., Inc.	733,041	12.75%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	717,634	12.48%
	First Clearing, LLC	396,998	6.90%
	TD Ameritrade Clearing, Inc.	365,600	6.36%
	LPL Financial Corporation	347,295	6.04%
	Pershing LLC	339,076	5.90%
	Morgan Stanley Smith Barney LLC	322,015	5.60%
	Merrill Lynch Safekeeping	311,803	5.42%

iShares Morningstar Large-Cap Growth ETF	National Financial Services LLC	718,162	13.42%
	Morgan Stanley Smith Barney LLC	681,353	12.74%
	JPMorgan Chase Bank, National Association	563,510	10.53%
	Merrill Lynch Safekeeping	538,274	10.06%
	Charles Schwab & Co., Inc.	504,595	9.43%
	First Clearing, LLC	482,500	9.02%
	Pershing LLC	334,404	6.25%
	TD Ameritrade Clearing, Inc.	311,009	5.81%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	288,474	5.39%

iShares Morningstar Large-Cap Value ETF	JPMorgan Chase Bank, National Association	634,344	15.86%
	Merrill Lynch Safekeeping	481,339	12.03%
	Morgan Stanley Smith Barney LLC	466,197	11.65%
	First Clearing, LLC	399,861	10.00%
	National Financial Services LLC	364,082	9.10%
	Charles Schwab & Co., Inc.	242,342	6.06%
	LPL Financial Corporation	219,266	5.48%
	Pershing LLC	206,566	5.16%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Morningstar Mid-Cap ETF	National Financial Services LLC	684,534	15.38%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	457,327	10.28%
	Morgan Stanley Smith Barney LLC	445,000	10.00%
	First Clearing, LLC	394,368	8.86%
	Charles Schwab & Co., Inc.	338,687	7.61%
	Pershing LLC	338,399	7.60%
	Raymond, James & Associates, Inc.	282,188	6.34%
	The Bank of New York Mellon	271,209	6.09%
	UBS Financial Services LLC	266,907	6.00%
	TD Ameritrade Clearing, Inc.	245,036	5.51%

iShares Morningstar Mid-Cap Growth ETF	National Financial Services LLC	223,778	18.65%
	Charles Schwab & Co., Inc.	205,700	17.14%
	Morgan Stanley Smith Barney LLC	133,728	11.14%
	First Clearing, LLC	122,409	10.20%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	73,336	6.11%
	TD Ameritrade Clearing, Inc.	66,268	5.52%
	Pershing LLC	65,345	5.45%

iShares Morningstar Mid-Cap Value ETF	Morgan Stanley Smith Barney LLC	541,759	20.84%
	National Financial Services LLC	371,494	14.29%
	Charles Schwab & Co., Inc.	252,506	9.71%
	TD Ameritrade Clearing, Inc.	202,220	7.78%
	First Clearing, LLC	160,427	6.17%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	138,720	5.34%
	Pershing LLC	136,293	5.24%
	JPMorgan Chase Bank, National Association	134,310	5.17%

iShares Morningstar Multi-Asset Income ETF	Merrill Lynch Safekeeping	2,415,097	19.63%
	National Financial Services LLC	1,581,085	12.85%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	1,367,414	11.12%
	LPL Financial Corporation	789,443	6.42%
	First Clearing, LLC	767,138	6.24%
	Pershing LLC	646,123	5.25%
	Charles Schwab & Co., Inc.	639,314	5.20%

iShares Morningstar Small-Cap ETF	Morgan Stanley Smith Barney LLC	220,816	14.72%
	National Financial Services LLC	182,354	12.16%
	Charles Schwab & Co., Inc.	152,380	10.16%
	First Clearing, LLC	151,305	10.09%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	133,826	8.92%
	UBS Financial Services LLC	113,910	7.59%
	Pershing LLC	110,778	7.39%
	LPL Financial Corporation	83,873	5.59%

iShares Morningstar Small-Cap Growth ETF	First Clearing, LLC	102,589	13.68%
	National Financial Services LLC	100,630	13.42%
	Morgan Stanley Smith Barney LLC	98,291	13.11%
	Charles Schwab & Co., Inc.	77,734	10.36%
	Pershing LLC	56,670	7.56%
	Merrill Lynch Safekeeping	50,989	6.80%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	44,595	5.95%
	LPL Financial Corporation	41,896	5.59%
	TD Ameritrade Clearing, Inc.	41,678	5.56%

iShares Morningstar Small-Cap Value ETF	National Financial Services LLC	472,393	14.10%
	Morgan Stanley Smith Barney LLC	437,341	13.05%
	Charles Schwab & Co., Inc.	385,978	11.52%
	TD Ameritrade Clearing, Inc.	312,146	9.32%
	UBS Financial Services LLC	237,834	7.10%
	First Clearing, LLC	200,324	5.98%
	Pershing LLC	182,065	5.43%

iShares Mortgage Real Estate Capped ETF	National Financial Services LLC	5,382,727	18.40%
	Charles Schwab & Co., Inc.	3,009,594	10.29%
	TD Ameritrade Clearing, Inc.	2,039,355	6.97%
	Citibank, N.A.	2,034,953	6.96%
	First Clearing, LLC	1,725,542	5.90%
	Pershing LLC	1,679,261	5.74%
	Merrill Lynch Safekeeping	1,620,264	5.54%
	Morgan Stanley Smith Barney LLC	1,548,322	5.29%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares MSCI ACWI ETF	National Financial Services LLC	17,821,099	17.27%
	Citibank, N.A.	9,258,713	8.97%
	JPMorgan Chase Bank, National Association	9,010,803	8.73%
	The Bank of New York Mellon	8,501,464	8.24%
	Brown Brothers Harriman & Co.	6,941,906	6.73%
	Northern Trust Company	5,830,142	5.65%
	Charles Schwab & Co., Inc.	5,174,398	5.01%

iShares MSCI ACWI ex U.S. ETF	Charles Schwab & Co., Inc.	7,561,455	15.89%
	National Financial Services LLC	5,951,398	12.50%
	The Bank of New York Mellon	5,716,848	12.01%
	Merrill Lynch Safekeeping	2,809,025	5.90%
	Morgan Stanley Smith Barney LLC	2,699,257	5.67%
	UBS Financial Services LLC	2,468,056	5.18%

iShares MSCI ACWI Low Carbon Target ETF	Northern Trust Company/United Nations Joint Staff Pension Fund	1,223,200	33.98%
	State Street Bank and Trust Company	502,946	13.97%
	Brown Brothers Harriman & Co.	501,150	13.92%
	The Bank of New York Mellon	320,991	8.92%
	Merrill Lynch Safekeeping	208,484	5.79%

iShares MSCI All Country Asia ex Japan ETF	Brown Brothers Harriman & Co.	10,194,403	20.98%
	The Bank of New York Mellon	6,977,638	14.36%
	JPMorgan Chase Bank, National Association	6,285,065	12.93%
	Citibank, N.A.	5,350,326	11.01%
	State Street Bank and Trust Company	4,784,398	9.84%

iShares MSCI All Peru Capped ETF	Brown Brothers Harriman & Co.	1,369,366	21.23%
	National Financial Services LLC	497,525	7.71%
	Morgan Stanley Smith Barney LLC	477,155	7.40%
	State Street Bank and Trust Company	417,113	6.47%

iShares MSCI Argentina and Global Exposure ETF	Merrill Lynch Safekeeping	50,000	50.00%
	J.P. Morgan Clearing Corp.	48,995	49.00%

iShares MSCI Brazil Small-Cap ETF	Pershing LLC	661,550	15.57%
	National Financial Services LLC	623,055	14.66%
	Charles Schwab & Co., Inc.	333,657	7.85%
	Merrill Lynch Safekeeping	272,708	6.42%
	Interactive Brokers Retail Equity Clearing	243,003	5.72%
	JPMorgan Chase Bank, National Association	237,686	5.59%

iShares MSCI China A ETF	Merrill Lynch Safekeeping	320,690	91.63%

iShares MSCI China ETF	Deutsche Bank Securities Inc. /Cedear	11,167,236	24.82%
	Brown Brothers Harriman & Co.	9,594,111	21.32%
	State Street Bank and Trust Company	5,966,690	13.26%
	Citibank, N.A.	4,638,677	10.31%
	Northern Trust Company	2,754,962	6.12%

iShares MSCI China Small-Cap ETF	National Financial Services LLC	63,998	14.22%
	J.P. Morgan Clearing Corp.	44,968	9.99%
	Charles Schwab & Co., Inc.	42,613	9.47%
	TD Ameritrade Clearing, Inc.	34,725	7.72%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	26,421	5.87%
	Citibank, N.A.	25,701	5.71%
	Pershing LLC	22,518	5.00%

iShares MSCI Denmark Capped ETF	Brown Brothers Harriman & Co.	173,250	17.33%
	Morgan Stanley Smith Barney LLC	142,838	14.28%
	The Bank of New York Mellon	122,882	12.29%
	Citibank, N.A.	85,137	8.51%
	SG Americas Securities, LLC	76,796	7.68%
	State Street Bank and Trust Company	63,800	6.38%

iShares MSCI EAFE ESG Optimized ETF	Merrill Lynch Safekeeping	917,134	45.86%
	U.S. Bank N.A.	881,000	44.05%

iShares MSCI EAFE ETF	JPMorgan Chase Bank, National Association	143,850,455	13.21%
	Merrill Lynch Safekeeping	101,399,549	9.31%
	SSB – BlackRock Institutional Trust	83,250,906	7.64%
	Charles Schwab & Co., Inc.	65,440,937	6.01%
	National Financial Services LLC	59,225,862	5.44%

iShares MSCI EAFE Growth ETF	National Financial Services LLC	4,754,027	12.64%
	Edward D. Jones & Co.	4,136,887	11.00%
	Charles Schwab & Co., Inc.	3,971,032	10.56%
	Wells Fargo Bank, National Association	2,335,207	6.21%
	Morgan Stanley Smith Barney LLC	2,334,856	6.21%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares MSCI EAFE Small-Cap ETF	Charles Schwab & Co., Inc.	27,466,546	20.47%
	National Financial Services LLC	16,723,955	12.46%
	Edward D. Jones & Co.	13,547,350	10.09%
	State Street Bank and Trust Company	11,077,537	8.25%
	TD Ameritrade Clearing, Inc.	10,620,494	7.91%
	Pershing LLC	9,292,475	6.92%
	The Bank of New York Mellon	6,730,501	5.02%

iShares MSCI EAFE Value ETF	Edward D. Jones & Co.	20,583,977	21.53%
	Charles Schwab & Co., Inc.	8,372,628	8.76%
	National Financial Services LLC	8,059,884	8.43%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	7,415,209	7.76%
	TD Ameritrade Clearing, Inc.	5,806,491	6.07%

iShares MSCI Europe Financials ETF	Brown Brothers Harriman & Co.	6,216,154	12.84%
	Morgan Stanley Smith Barney LLC	4,523,887	9.35%
	Bank of America/LaSalle Bank NA	3,379,473	6.98%
	Charles Schwab & Co., Inc.	3,354,811	6.93%
	National Financial Services LLC	3,184,898	6.58%
	Goldman, Sachs & Co.	2,802,655	5.79%
	Merrill Lynch Safekeeping	2,654,592	5.48%

iShares MSCI Europe Small-Cap ETF	Citibank, N.A.	657,285	33.71%
	National Financial Services LLC	309,998	15.90%
	Merrill Lynch Safekeeping	144,962	7.43%
	Charles Schwab & Co., Inc.	143,323	7.35%
	TD Ameritrade Clearing, Inc.	130,419	6.69%

iShares MSCI Finland Capped ETF	State Street Bank and Trust Company	330,737	36.75%
	Citibank, N.A.	145,885	16.21%
	JPMorgan Chase Bank NA/DBTC Americas/Deutsche Bank AG, London	100,000	11.11%
	Brown Brothers Harriman & Co.	79,246	8.81%
	SG Americas Securities, LLC	62,910	6.99%

iShares MSCI Germany Small-Cap ETF	National Financial Services LLC	88,309	17.66%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	62,542	12.51%
	Charles Schwab & Co., Inc.	53,612	10.72%
	TD Ameritrade Clearing, Inc.	45,545	9.11%
	Merrill Lynch Safekeeping	30,647	6.13%
	Morgan Stanley Smith Barney LLC	25,944	5.19%

iShares MSCI Global Impact ETF	Merrill Lynch Safekeeping	246,423	61.61%
	TD Ameritrade Clearing, Inc.	44,587	11.15%

iShares MSCI India ETF	State Street Bank and Trust Company	33,747,522	21.74%
	JPMorgan Chase Bank, National Association	16,467,168	10.61%
	The Bank of New York Mellon	13,906,143	8.96%
	Citibank, N.A.	13,692,860	8.82%
	Brown Brothers Harriman & Co.	11,408,377	7.35%
	Northern Trust Company	10,920,267	7.03%

iShares MSCI India Small-Cap ETF	National Financial Services LLC	672,250	17.93%
	Raymond, James & Associates, Inc.	600,624	16.02%
	JPMorgan Chase Bank, National Association	338,207	9.02%
	Charles Schwab & Co., Inc.	305,484	8.15%
	State Street Bank and Trust Company	270,189	7.21%

iShares MSCI Indonesia ETF	Northern Trust Company/United Nations Joint Staff Pension Fund	3,413,400	17.15%
	State Street Bank and Trust Company	3,133,505	15.75%
	Brown Brothers Harriman & Co.	2,157,195	10.84%
	Citibank, N.A.	1,228,247	6.17%

iShares MSCI Ireland Capped ETF	Charles Schwab & Co., Inc.	337,895	21.12%
	First Clearing, LLC	120,530	7.53%
	National Financial Services LLC	114,689	7.17%
	SG Americas Securities, LLC	93,047	5.82%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	88,771	5.55%
	Morgan Stanley Smith Barney LLC	81,098	5.07%

iShares MSCI KLD 400 Social ETF	BNP Paribas, New York Branch/Custody Services	990,904	10.60%
	Charles Schwab & Co., Inc.	974,499	10.42%
	Merrill Lynch Safekeeping	927,417	9.92%
	National Financial Services LLC	834,348	8.92%
	Morgan Stanley Smith Barney LLC	655,898	7.01%
	JPMorgan Chase Bank, National Association	648,915	6.94%
	The Bank of New York Mellon	605,071	6.47%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares MSCI Kokusai ETF	Mitsubishi UFJ Trust & Banking Corporation (U.S.A.)	575,380	19.18%
	Interactive Brokers Retail Equity Clearing	492,654	16.42%
	Pershing LLC	488,664	16.29%
	Citibank, N.A.	308,095	10.27%
	Morgan Stanley & Co. Incorporated	262,210	8.74%
	The Bank of New York Mellon	210,727	7.02%
	TradeStation Securities, Inc.	201,311	6.71%

iShares MSCI New Zealand Capped ETF	National Financial Services LLC	483,621	13.62%
	Morgan Stanley Smith Barney LLC	334,450	9.42%
	Charles Schwab & Co., Inc.	279,102	7.86%
	First Clearing, LLC	246,555	6.95%
	JPMorgan Chase Bank, National Association	202,371	5.70%
	The Bank of New York Mellon	184,619	5.20%
	Penson Financial Services, Inc./Ridge	179,576	5.06%

iShares MSCI Norway Capped ETF	Citibank, N.A.	270,152	22.51%
	The Bank of New York Mellon	193,740	16.15%
	National Financial Services LLC	88,702	7.39%
	Charles Schwab & Co., Inc.	79,993	6.67%
	LPL Financial Corporation	72,179	6.01%
	SG Americas Securities, LLC	72,101	6.01%

iShares MSCI Philippines ETF	State Street Bank and Trust Company	882,742	16.66%
	Brown Brothers Harriman & Co.	554,686	10.47%
	Citibank, N.A.	543,528	10.26%
	The Bank of New York Mellon	327,791	6.18%
	JPMorgan Chase Bank, National Association	283,154	5.34%
	Charles Schwab & Co., Inc.	276,917	5.22%
	National Financial Services LLC	273,313	5.16%

iShares MSCI Poland Capped ETF	State Street Bank and Trust Company	2,519,597	20.82%
	The Bank of New York Mellon	907,282	7.50%
	Northern Trust Company/United Nations Joint Staff Pension Fund	900,000	7.44%
	JPMorgan Chase Bank, National Association	658,878	5.45%
	Citibank, N.A.	617,699	5.10%
	Charles Schwab & Co., Inc.	605,765	5.01%

iShares MSCI Qatar Capped ETF	Northern Trust Company/United Nations Joint Staff Pension Fund	1,242,952	52.89%
	The Bank of New York Mellon	425,144	18.09%
	Brown Brothers Harriman & Co.	317,565	13.51%

iShares MSCI Saudi Arabia Capped ETF	J.P. Morgan Clearing Corp.	91,823	26.24%
	BNP Paribas, New York Branch/Custody Services	54,925	15.69%
	National Financial Services LLC	31,505	9.00%
	Charles Schwab & Co., Inc.	25,108	7.17%
	JPMorgan Chase Bank, National Association	25,000	7.14%
	Citibank, N.A.	23,088	6.60%
	Interactive Brokers Retail Equity Clearing	19,125	5.46%

iShares MSCI UAE Capped ETF	Northern Trust Company/United Nations Joint Staff Pension Fund	1,146,423	46.79%
	The Bank of New York Mellon	479,163	19.56%
	Brown Brothers Harriman & Co.	298,427	12.18%
	Citibank, N.A.	165,754	6.77%

iShares MSCI United Kingdom ETF	Merrill Lynch Safekeeping	24,432,667	29.69%
	Charles Schwab & Co., Inc.	7,906,070	9.61%
	State Street Bank and Trust Company	5,078,433	6.17%

iShares MSCI United Kingdom Small-Cap ETF	National Financial Services LLC	294,749	32.75%
	Pershing LLC	79,595	8.84%
	Goldman, Sachs & Co.	77,387	8.60%
	SG Americas Securities, LLC	76,787	8.53%
	J.P. Morgan Clearing Corp.	65,960	7.33%
	Charles Schwab & Co., Inc.	60,805	6.76%
	TD Ameritrade Clearing, Inc.	45,102	5.01%

iShares MSCI USA ESG Optimized ETF	Merrill Lynch Safekeeping	87,693	87.69%
	Charles Schwab & Co., Inc.	5,260	5.26%

iShares MSCI USA ESG Select ETF	Merrill Lynch Safekeeping	728,924	13.62%
	Charles Schwab & Co., Inc.	651,571	12.18%
	Morgan Stanley Smith Barney LLC	483,355	9.03%
	National Financial Services LLC	365,225	6.83%

iShares Nasdaq Biotechnology ETF	Merrill Lynch Safekeeping	3,125,839	11.22%
	National Financial Services LLC	2,949,555	10.59%
	Charles Schwab & Co., Inc.	2,722,878	9.78%
	Morgan Stanley Smith Barney LLC	1,985,318	7.13%
	Citibank, N.A.	1,623,371	5.83%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares National Muni Bond ETF	National Financial Services LLC	9,858,550	13.45%
	Charles Schwab & Co., Inc.	8,026,699	10.95%
	Penson Financial Services, Inc./Ridge	7,324,051	9.99%
	UBS Financial Services LLC	4,831,783	6.59%
	Merrill Lynch Safekeeping	4,397,320	6.00%
	First Clearing, LLC	3,908,523	5.33%
	TD Ameritrade Clearing, Inc.	3,750,692	5.12%
	Pershing LLC	3,745,730	5.11%

iShares New York Muni Bond ETF	National Financial Services LLC	484,698	21.07%
	Charles Schwab & Co., Inc.	308,649	13.42%
	Merrill Lynch Safekeeping	274,207	11.92%
	Pershing LLC	162,871	7.08%
	UBS Financial Services LLC	159,362	6.93%
	Morgan Stanley Smith Barney LLC	121,952	5.30%

iShares North American Natural Resources ETF	The Bank of New York Mellon	5,198,217	17.47%
	Charles Schwab & Co., Inc.	4,188,890	14.08%
	National Financial Services LLC	3,323,365	11.17%
	Morgan Stanley Smith Barney LLC	2,777,504	9.34%
	Merrill Lynch Safekeeping	1,683,868	5.66%
	U.S. Bank N.A.	1,669,763	5.61%
	TD Ameritrade Clearing, Inc.	1,498,562	5.04%

iShares North American Tech ETF	Charles Schwab & Co., Inc.	1,244,018	15.36%
	Citibank, N.A.	1,091,299	13.47%
	National Financial Services LLC	926,079	11.43%
	JPMorgan Chase Bank, National Association	732,937	9.05%
	BMO Nesbitt Burns Inc. /CDS	645,936	7.97%
	Morgan Stanley Smith Barney LLC	449,409	5.55%

iShares North American Tech-Multimedia	U.S. Bank N.A.	224,113	12.45%
Networking ETF	First Clearing, LLC	156,224	8.68%
	Charles Schwab & Co., Inc.	140,925	7.83%
	Morgan Stanley Smith Barney LLC	138,811	7.71%
	Merrill Lynch Safekeeping	131,668	7.31%
	National Financial Services LLC	130,985	7.28%
	Goldman, Sachs & Co.	129,380	7.19%
	Trust Custody	98,170	5.45%

iShares North American Tech-Software ETF	The Bank of New York Mellon	784,889	11.38%
	Morgan Stanley Smith Barney LLC	695,113	10.07%
	State Street Bank and Trust Company	671,442	9.73%
	Charles Schwab & Co., Inc.	599,565	8.69%
	National Financial Services LLC	516,747	7.49%
	Merrill Lynch Safekeeping	472,344	6.85%
	Brown Brothers Harriman & Co.	388,314	5.63%

iShares PHLX Semiconductor ETF	National Financial Services LLC	1,453,061	20.32%
	Charles Schwab & Co., Inc.	839,693	11.74%
	Merrill Lynch Safekeeping	717,780	10.04%
	Morgan Stanley Smith Barney LLC	483,536	6.76%

iShares Residential Real Estate Capped ETF	National Financial Services LLC	1,115,401	17.16%
	Charles Schwab & Co., Inc.	801,417	12.33%
	Citibank, N.A.	724,316	11.14%
	Pershing LLC	601,669	9.26%
	Stifel, Nicolaus & Company Incorporated	531,628	8.18%
	TD Ameritrade Clearing, Inc.	421,993	6.49%

iShares Russell 1000 ETF	State Street Bank and Trust Company	29,305,389	21.80%
	Charles Schwab & Co., Inc.	20,162,607	15.00%
	National Financial Services LLC	17,608,432	13.10%

iShares Russell 1000 Growth ETF	National Financial Services LLC	42,689,693	14.05%
	Morgan Stanley Smith Barney LLC	38,929,614	12.81%
	Merrill Lynch Safekeeping	29,024,265	9.55%
	Charles Schwab & Co., Inc.	22,853,169	7.52%

iShares Russell 1000 Value ETF	National Financial Services LLC	47,650,195	14.67%
	Morgan Stanley Smith Barney LLC	36,966,881	11.38%
	Merrill Lynch Safekeeping	31,546,435	9.71%
	TD Ameritrade Clearing, Inc.	24,713,259	7.61%
	Pershing LLC	22,535,327	6.94%
	Charles Schwab & Co., Inc.	16,917,355	5.21%

iShares Russell 2000 ETF	Charles Schwab & Co., Inc.	31,968,663	10.89%
	National Financial Services LLC	22,242,253	7.58%
	Bank of America, NA/GWIM Trust Operations	19,814,153	6.75%
	The Bank of New York Mellon	16,752,980	5.71%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Russell 2000 Growth ETF	National Financial Services LLC	5,021,877	10.65%
	Charles Schwab & Co., Inc.	4,726,728	10.02%
	Morgan Stanley Smith Barney LLC	4,432,791	9.40%
	TD Ameritrade Clearing, Inc.	2,764,823	5.86%

iShares Russell 2000 Value ETF	Charles Schwab & Co., Inc.	7,854,969	10.57%
	National Financial Services LLC	7,648,949	10.29%
	Morgan Stanley Smith Barney LLC	7,623,079	10.26%
	Pershing LLC	6,011,395	8.09%

iShares Russell 3000 ETF	Charles Schwab & Co., Inc.	7,864,353	14.88%
	National Financial Services LLC	7,052,294	13.34%
	Northern Trust Company	5,448,375	10.31%
	SSB-Trust Custody	3,768,366	7.13%
	Pershing LLC	2,716,425	5.14%

iShares Russell Mid-Cap ETF	JPMorgan Chase Bank, National Association	8,788,524	10.58%
	Bank of America, NA/GWIM Trust Operations	6,778,048	8.16%
	Wells Fargo Bank, National Association	6,247,620	7.52%
	Charles Schwab & Co., Inc.	6,039,152	7.27%
	National Financial Services LLC	5,237,321	6.30%
	PNC Bank, National Association	4,444,787	5.35%

iShares Russell Mid-Cap Growth ETF	Morgan Stanley Smith Barney LLC	9,316,124	13.30%
	National Financial Services LLC	7,901,754	11.28%
	Charles Schwab & Co., Inc.	5,758,425	8.22%
	Pershing LLC	5,519,318	7.88%
	TD Ameritrade Clearing, Inc.	4,514,792	6.45%

iShares Russell Mid-Cap Value ETF	Pershing LLC	13,788,097	12.12%
	National Financial Services LLC	13,662,312	12.01%
	Morgan Stanley Smith Barney LLC	12,489,950	10.98%
	Charles Schwab & Co., Inc.	7,754,415	6.81%

iShares Russell Top 200 ETF	National Financial Services LLC	464,480	23.22%
	Charles Schwab & Co., Inc.	312,062	15.60%
	TD Ameritrade Clearing, Inc.	293,618	14.68%
	Merrill Lynch Safekeeping	230,928	11.55%
	First Clearing, LLC	129,570	6.48%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	125,792	6.29%

iShares Russell Top 200 Growth ETF	Northern Trust Company	3,632,514	25.58%
	National Financial Services LLC	2,422,728	17.06%
	UBS Financial Services LLC	1,346,750	9.48%
	Morgan Stanley Smith Barney LLC	1,076,979	7.58%
	Charles Schwab & Co., Inc.	932,613	6.57%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	879,714	6.20%

iShares Russell Top 200 Value ETF	UBS Financial Services LLC	1,358,518	28.90%
	Merrill Lynch Safekeeping	587,143	12.49%
	National Financial Services LLC	455,622	9.69%
	First Clearing, LLC	357,970	7.62%
	Morgan Stanley Smith Barney LLC	355,612	7.57%
	Wells Fargo Bank, National Association	314,268	6.69%

iShares S&P 100 ETF	National Financial Services LLC	5,853,200	12.88%
	Charles Schwab & Co., Inc.	4,553,413	10.02%
	Merrill Lynch Safekeeping	3,838,435	8.45%
	Edward D. Jones & Co.	3,755,773	8.26%

iShares S&P 500 Growth ETF	National Financial Services LLC	23,492,135	18.02%
	Morgan Stanley Smith Barney LLC	16,800,531	12.89%
	Charles Schwab & Co., Inc.	11,644,554	8.93%
	First Clearing, LLC	7,762,045	5.95%
	Merrill Lynch Safekeeping	7,205,038	5.53%
	Pershing LLC	6,704,017	5.14%

iShares S&P 500 Value ETF	National Financial Services LLC	23,575,171	18.02%
	Morgan Stanley Smith Barney LLC	15,964,765	12.21%
	Charles Schwab & Co., Inc.	10,046,902	7.68%
	First Clearing, LLC	8,158,364	6.24%
	Merrill Lynch Safekeeping	7,964,679	6.09%

iShares S&P Mid-Cap 400 Growth ETF	Wells Fargo Bank, National Association	4,728,646	14.09%
	National Financial Services LLC	4,096,613	12.21%
	First Clearing, LLC	3,291,766	9.81%
	Morgan Stanley Smith Barney LLC	3,159,836	9.42%
	Charles Schwab & Co., Inc.	2,486,825	7.41%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares S&P Mid-Cap 400 Value ETF	National Financial Services LLC	5,507,638	13.77%
	Wells Fargo Bank, National Association	5,027,200	12.57%
	First Clearing, LLC	4,019,938	10.05%
	Charles Schwab & Co., Inc.	3,692,566	9.23%
	Morgan Stanley Smith Barney LLC	3,258,751	8.15%
	TD Ameritrade Clearing, Inc.	2,049,712	5.12%

iShares S&P Small-Cap 600 Growth ETF	National Financial Services LLC	5,917,309	21.71%
	Morgan Stanley Smith Barney LLC	3,073,700	11.28%
	Charles Schwab & Co., Inc.	2,874,684	10.55%
	First Clearing, LLC	1,946,763	7.14%

iShares S&P Small-Cap 600 Value ETF	National Financial Services LLC	7,436,053	22.10%
	Charles Schwab & Co., Inc.	4,864,221	14.46%
	Morgan Stanley Smith Barney LLC	2,760,033	8.20%
	TD Ameritrade Clearing, Inc.	2,064,402	6.13%
	First Clearing, LLC	1,955,263	5.81%

iShares Select Dividend ETF	National Financial Services LLC	29,357,117	15.62%
	Charles Schwab & Co., Inc.	19,170,211	10.20%
	Morgan Stanley Smith Barney LLC	15,292,744	8.13%
	Merrill Lynch Safekeeping	14,237,663	7.57%
	First Clearing, LLC	9,451,330	5.03%

iShares Short Treasury Bond ETF	Deutsche Bank Securities Inc. /Cedear	24,227,942	55.19%

iShares Short-Term National Muni Bond ETF	National Financial Services LLC	1,903,332	14.10%
	Charles Schwab & Co., Inc.	1,820,388	13.48%
	Merrill Lynch Safekeeping	1,256,427	9.31%
	UBS Financial Services LLC	1,149,820	8.52%
	Morgan Stanley Smith Barney LLC	1,099,152	8.14%
	Bank of America, NA/GWIM Trust Operations	1,003,137	7.43%

iShares TIPS Bond ETF	Merrill Lynch Safekeeping	21,166,865	10.60%
	National Financial Services LLC	20,684,446	10.36%
	Pershing LLC	19,669,555	9.85%
	Morgan Stanley Smith Barney LLC	18,602,434	9.32%
	Charles Schwab & Co., Inc.	18,321,982	9.17%
	State Street Bank and Trust Company	12,837,460	6.43%

iShares Transportation Average ETF	National Financial Services LLC	727,341	12.33%
	Charles Schwab & Co., Inc.	667,752	11.32%
	Brown Brothers Harriman & Co.	513,111	8.70%
	The Bank of New York Mellon	472,762	8.01%
	Citibank, N.A.	318,369	5.40%
	Deutsche Bank Securities Inc. /Cedear	295,749	5.01%

iShares Treasury Floating Rate Bond ETF	J.P. Morgan Clearing Corp.	110,702	18.45%
	Merrill Lynch Safekeeping	65,781	10.96%
	LPL Financial Corporation	59,996	10.00%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	59,390	9.90%
	Charles Schwab & Co., Inc.	49,455	8.24%
	UBS Financial Services LLC	48,469	8.08%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	33,562	5.59%

iShares U.S. Aerospace & Defense ETF	National Financial Services LLC	3,381,414	18.28%
	Charles Schwab & Co., Inc.	1,775,542	9.60%
	Morgan Stanley Smith Barney LLC	1,388,284	7.50%
	Pershing LLC	1,254,321	6.78%
	Merrill Lynch Safekeeping	1,103,869	5.97%
	First Clearing, LLC	998,652	5.40%
	TD Ameritrade Clearing, Inc.	996,252	5.39%

iShares U.S. Basic Materials ETF	National Financial Services LLC	2,321,453	21.59%
	Merrill Lynch Safekeeping	1,029,579	9.58%
	Charles Schwab & Co., Inc.	912,254	8.49%
	Pershing LLC	824,139	7.67%
	TD Ameritrade Clearing, Inc.	760,153	7.07%
	First Clearing, LLC	640,586	5.96%
	LPL Financial Corporation	559,781	5.21%

iShares U.S. Broker-Dealers & Securities	National Financial Services LLC	470,400	14.93%
Exchanges ETF	Morgan Stanley Smith Barney LLC	368,385	11.69%
	First Clearing, LLC	325,454	10.33%
	Charles Schwab & Co., Inc.	274,874	8.73%
	JPMorgan Chase Bank, National Association	177,016	5.62%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares U.S. Consumer Goods ETF	Charles Schwab & Co., Inc.	589,622	9.75%
	National Financial Services LLC	583,285	9.64%
	Morgan Stanley Smith Barney LLC	568,700	9.40%
	TD Ameritrade Clearing, Inc.	471,463	7.79%
	Merrill Lynch Safekeeping	423,048	6.99%
	First Clearing, LLC	396,611	6.56%
	The Bank of New York Mellon	367,619	6.08%
	Pershing LLC	344,076	5.69%
	UBS Financial Services LLC	330,586	5.46%

iShares U.S. Consumer Services ETF	Morgan Stanley Smith Barney LLC	546,110	12.55%
	National Financial Services LLC	478,859	11.01%
	Charles Schwab & Co., Inc.	344,241	7.91%
	SSB – BlackRock Institutional Trust	300,000	6.90%
	TD Ameritrade Clearing, Inc.	284,406	6.54%
	Merrill Lynch Safekeeping	256,027	5.89%
	First Clearing, LLC	255,729	5.88%

iShares U.S. Credit Bond ETF	UBS Financial Services LLC	3,566,373	29.23%
	SSB – BlackRock Institutional Trust	1,397,271	11.45%
	National Financial Services LLC	742,366	6.08%
	Charles Schwab & Co., Inc.	697,403	5.72%
	Morgan Stanley Smith Barney LLC	697,172	5.71%

iShares U.S. Energy ETF	Citibank, N.A.	3,809,715	12.25%
	National Financial Services LLC	3,587,860	11.54%
	Charles Schwab & Co., Inc.	2,897,600	9.32%
	Merrill Lynch Safekeeping	2,555,431	8.22%
	Morgan Stanley Smith Barney LLC	2,335,404	7.51%

iShares U.S. Financial Services ETF	National Financial Services LLC	1,775,946	13.40%
	Brown Brothers Harriman & Co.	1,227,212	9.26%
	Morgan Stanley Smith Barney LLC	1,118,675	8.44%
	Merrill Lynch Safekeeping	776,696	5.86%
	The Bank of New York Mellon	776,680	5.86%

iShares U.S. Financials ETF	National Financial Services LLC	2,770,022	16.99%
	Merrill Lynch Safekeeping	1,709,813	10.49%
	Charles Schwab & Co., Inc.	1,258,124	7.72%
	The Bank of New York Mellon	932,240	5.72%
	Pershing LLC	930,183	5.71%
	Morgan Stanley Smith Barney LLC	911,217	5.59%

iShares U.S. Healthcare ETF	National Financial Services LLC	1,444,302	11.99%
	Merrill Lynch Safekeeping	1,093,726	9.08%
	Charles Schwab & Co., Inc.	1,036,801	8.60%
	Morgan Stanley Smith Barney LLC	802,461	6.66%
	First Clearing, LLC	781,082	6.48%
	Northern Trust Company	765,790	6.36%
	UBS Financial Services LLC	609,236	5.06%

iShares U.S. Healthcare Providers ETF	Charles Schwab & Co., Inc.	601,757	15.63%
	National Financial Services LLC	491,102	12.76%
	Morgan Stanley Smith Barney LLC	386,113	10.03%
	Pershing LLC	197,295	5.12%

iShares U.S. Home Construction ETF	National Financial Services LLC	5,132,837	11.13%
	Charles Schwab & Co., Inc.	4,584,253	9.94%
	Morgan Stanley & Co. Incorporated	2,597,538	5.63%
	Citibank, N.A.	2,592,810	5.62%
	TD Ameritrade Clearing, Inc.	2,574,149	5.58%
	Merrill Lynch Safekeeping	2,469,373	5.36%

iShares U.S. Industrials ETF	Merrill Lynch Safekeeping	847,398	10.59%
	National Financial Services LLC	839,775	10.50%
	Charles Schwab & Co., Inc.	642,855	8.04%
	Morgan Stanley Smith Barney LLC	600,196	7.50%
	The Bank of New York Mellon	564,393	7.05%
	BMO Nesbitt Burns Inc. /CDS	432,173	5.40%
	First Clearing, LLC	425,271	5.32%
	Citibank, N.A.	421,189	5.26%

iShares U.S. Insurance ETF	Morgan Stanley Smith Barney LLC	422,060	15.63%
	National Financial Services LLC	366,125	13.56%
	Charles Schwab & Co., Inc.	270,494	10.02%
	First Clearing, LLC	233,374	8.64%
	Merrill Lynch Safekeeping	205,648	7.62%
	TD Ameritrade Clearing, Inc.	186,367	6.90%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares U.S. Medical Devices ETF	National Financial Services LLC	1,649,286	20.88%
	Charles Schwab & Co., Inc.	831,483	10.53%
	Morgan Stanley Smith Barney LLC	612,901	7.76%
	Citibank, N.A.	602,639	7.63%
	Pershing LLC	432,976	5.48%
	First Clearing, LLC	426,364	5.40%

iShares U.S. Oil & Gas Exploration & Production ETF	The Bank of New York Mellon	1,188,971	16.51%
	Merrill Lynch Safekeeping	684,166	9.50%
	Charles Schwab & Co., Inc.	681,830	9.47%
	National Financial Services LLC	562,992	7.82%
	Citibank, N.A.	426,397	5.92%
	LPL Financial Corporation	379,908	5.28%
	JPMorgan Chase Bank, National Association	369,683	5.13%

iShares U.S. Oil Equipment & Services ETF	Citibank, N.A.	997,542	16.77%
	National Financial Services LLC	602,772	10.13%
	Charles Schwab & Co., Inc.	470,902	7.91%
	Morgan Stanley Smith Barney LLC	435,467	7.32%
	Merrill Lynch Safekeeping	344,786	5.79%
	Brown Brothers Harriman & Co.	301,433	5.07%

iShares U.S. Pharmaceuticals ETF	The Bank of New York Mellon	826,393	17.58%
	National Financial Services LLC	535,711	11.40%
	Charles Schwab & Co., Inc.	502,979	10.70%
	TD Ameritrade Clearing, Inc.	346,728	7.38%
	Merrill Lynch Safekeeping	313,817	6.68%
	Morgan Stanley Smith Barney LLC	261,580	5.57%
	Citibank, N.A.	243,367	5.18%

iShares U.S. Preferred Stock ETF	National Financial Services LLC	72,613,911	16.09%
	Charles Schwab & Co., Inc.	48,875,544	10.83%
	First Clearing, LLC	30,931,507	6.85%
	Merrill Lynch Safekeeping	26,903,800	5.96%
	TD Ameritrade Clearing, Inc.	26,619,337	5.90%
	Morgan Stanley Smith Barney LLC	25,669,751	5.69%
	Pershing LLC	23,559,171	5.22%

iShares U.S. Real Estate ETF	National Financial Services LLC	6,885,806	10.68%
	The Bank of New York Mellon	4,289,414	6.66%

iShares U.S. Regional Banks ETF	National Financial Services LLC	1,968,371	12.15%
	Charles Schwab & Co., Inc.	1,659,863	10.25%
	Merrill Lynch Safekeeping	1,465,802	9.05%
	First Clearing, LLC	1,205,756	7.44%
	Morgan Stanley Smith Barney LLC	880,198	5.43%

iShares U.S. Technology ETF	Merrill Lynch Safekeeping	3,181,836	12.91%
	Charles Schwab & Co., Inc.	2,813,022	11.41%
	Morgan Stanley Smith Barney LLC	2,690,945	10.92%
	National Financial Services LLC	2,606,138	10.57%
	First Clearing, LLC	1,386,145	5.62%
	UBS Financial Services LLC	1,283,212	5.21%

iShares U.S. Telecommunications ETF	Charles Schwab & Co., Inc.	1,996,314	13.05%
	Merrill Lynch Safekeeping	1,787,497	11.68%
	Morgan Stanley Smith Barney LLC	1,473,017	9.63%
	National Financial Services LLC	1,339,197	8.75%
	The Bank of New York Mellon	978,990	6.40%
	Ameriprise Enterprise Investment Services Inc./ Beta/133	927,617	6.06%
	First Clearing, LLC	872,819	5.70%

iShares U.S. Treasury Bond ETF	Merrill Lynch Safekeeping	58,581,834	37.77%
	National Financial Services LLC	21,639,370	13.95%
	UBS Financial Services LLC	16,148,028	10.41%
	SEI Private Trust Company	14,493,779	9.34%
	SSB – BlackRock Institutional Trust	9,438,156	6.09%
	Charles Schwab & Co., Inc.	8,903,851	5.74%

iShares U.S. Utilities ETF	Charles Schwab & Co., Inc.	1,148,832	18.53%
	National Financial Services LLC	921,293	14.86%
	First Clearing, LLC	467,145	7.53%
	Pershing LLC	462,957	7.47%
	Morgan Stanley Smith Barney LLC	442,760	7.14%
	Merrill Lynch Safekeeping	429,579	6.93%
	TD Ameritrade Clearing, Inc.	408,105	6.58%

		Shares Beneficially Percentage of
Fund Name	Participant Name	Owned	Ownership
iShares Yield Optimized Bond ETF	Merrill Lynch Safekeeping	148,404	19.79%
	National Financial Services LLC	102,276	13.64%
	TD Ameritrade Clearing, Inc.	78,190	10.43%
	Charles Schwab & Co., Inc.	67,527	9.00%
	LPL Financial Corporation	62,383	8.32%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	55,299	7.37%
	SSB – BlackRock Institutional Trust	50,000	6.67%
	Pershing LLC	39,757	5.30%

iShares U.S. ETF Trust
iShares Commodities Select Strategy ETF	Charles Schwab & Co., Inc.	3,280,256	48.96%
	National Financial Services LLC	970,144	14.48%
	The Bank of New York Mellon	541,493	8.08%
	TD Ameritrade Clearing, Inc.	465,773	6.95%

iShares Edge U.S. Fixed Income Balanced Risk ETF	Merrill Lynch Safekeeping	474,671	43.15%
	The Bank of New York Mellon	218,670	19.88%
	LPL Financial Corporation	91,672	8.33%
	Pershing LLC	69,434	6.31%

iShares Interest Rate Hedged 10+ Year Credit	Charles Schwab & Co., Inc.	314,853	69.97%
Bond ETF	J.P. Morgan Clearing Corp.	27,899	6.20%
	UBS Financial Services LLC	25,533	5.67%

iShares Interest Rate Hedged Corporate Bond ETF	National Financial Services LLC	251,036	35.86%
	UBS Financial Services LLC	93,876	13.41%
	Pershing LLC	88,402	12.63%
	Charles Schwab & Co., Inc.	37,602	5.37%

iShares Interest Rate Hedged Emerging Markets	J.P. Morgan Clearing Corp.	66,177	66.18%
Bond ETF	Pershing LLC	6,868	6.87%
	TD Ameritrade Clearing, Inc.	6,184	6.18%
	Charles Schwab & Co., Inc.	5,452	5.45%

iShares Interest Rate Hedged High Yield Bond ETF	Northern Trust Company	1,392,685	56.84%
	National Financial Services LLC	470,772	19.22%

iShares Short Maturity Bond ETF	National Financial Services LLC	6,118,754	13.06%
	The Bank of New York Mellon	4,678,192	9.99%
	Charles Schwab & Co., Inc.	4,554,210	9.72%
	State Street Bank and Trust Company	4,229,488	9.03%
	Morgan Stanley Smith Barney LLC	4,011,858	8.56%
	Merrill Lynch Safekeeping	3,714,438	7.93%
	Northern Trust Company	2,610,459	5.57%

iShares Short Maturity Municipal Bond ETF	National Financial Services LLC	230,223	30.70%
	Charles Schwab & Co., Inc.	147,015	19.60%
	Merrill Lynch Safekeeping	96,917	12.92%
	Pershing LLC	62,718	8.36%
	LPL Financial Corporation	61,653	8.22%

iShares Ultra Short-Term Bond ETF	Merrill Lynch Safekeeping	2,155,929	88.00%

Participant Name	Participant Mailing Address
Ameriprise Enterprise Investment Services Inc./Beta/133	901 3rd Avenue South, Minneapolis, MN 55474
Bank of America, NA/GWIM Trust Operations	414 N. Akard Street, 5th Floor, Dallas, TX 75201-3077
Bank of America/LaSalle Bank NA	200 North College Street, Charlotte, NC 28255
BMO Nesbitt Burns Inc./CDS	250 Yonge Street, 7th Floor, Toronto, ON, Canada M5B 2M8
BNP Paribas, New York Branch/Custody Services	525 Washington Blvd., Jersey City, NJ 07310
Brown Brothers Harriman & Co.	525 Washington Blvd., 11th Floor, Jersey City, NJ 07310
Charles Schwab & Co., Inc.	111 Pavonia Avenue, Jersey City, NJ 07310
CIBC World Markets Inc. /CDS	161 Bay Street, 10th Floor, Toronto, ON, Canada M5J 258
Citadel Securities LLC/Internal	131 South Dearborn Street, Chicago, IL 60603
Citigroup Global Markets Inc.	388 Greenwich Street, New York, NY 10013
Citibank, N.A.	3800 CitiBank Center Tampa, Building A/Floor 2, Tampa, FL 33610
Citigroup Global Markets Inc. /Salomon Brothers	580 Crosspoint Parkway, 2nd Floor, Getzville, NY 14068
Computershare Trust Company, N.A.	250 Royall Street, Canton, MA 02021
D.A. Davidson & Co.	9 3rd Street North, Great Falls, MT 59403
Deutsche Bank Securities Inc./Cedear	1251 Avenue of the Americas, New York, NY 10020
Deutsche Bank Securities, Inc.	1 South Street, Baltimore, MD 21202
E*Trade Clearing LLC	Harborside Financial Center, 501 Plaza 11, Jersey City, NJ 07311
Edward D. Jones & Co.	12555 Manchester Road, Saint Louis, MO 63131
Fifth Third Bank	5001 Kingsley Drive, Cincinnati, OH 45263
First Clearing, LLC	901 East Byrd Street, Richmond, VA 23219
FOLIO (FN) Investment, Inc.	8180 Greensboro Drive, 8th Floor, McLean, VA 22102
Goldman Sachs International	133 Peterborough Court, 4th Floor, London, UK ECY A2BB
Goldman, Sachs & Co.	30 Hudson Street, 16th Floor, Jersey City, NJ 07302
Interactive Brokers Retail Equity Clearing	8 Greenwich Office Park, Greenwich, CT 06831
J.P. Morgan Clearing Corp.	One Metrotech Center North, Brooklyn, NY 11201
Janney Montgomery Scott Inc.	26 Broadway, New York, NY 10004
JPMorgan Chase Bank NA/DBTC Americas/Deutsche Bank AG, London	1 Appold Street, Broadgate, London, UK EC2A 2HE
JPMorgan Chase Bank, National Association	14201 Dallas Pkwy, 12th Floor, Dallas, TX 75240
LPL Financial Corporation	9785 Towne Centre Drive, San Diego, CA 92121-1968
M&I Marshall & Ilsley Bank	11270 W Park Place, 7th Floor, Milwaukee, WI 53224
Merrill Lynch Safekeeping	101 Hudson Street, 8th Floor, Jersey City, NJ 07302
Merrill Lynch, Pierce, Fenner & Smith Incorporated	101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997
Mitsubishi UFJ Trust & Banking Corporation (U.S.A.)	420 Fifth Avenue, 6th Floor, New York, NY 10018
Morgan Stanley & Co. Incorporated	One Pierrepont Plaza, 8th Floor, Brooklyn, NY 11201
Morgan Stanley Smith Barney LLC	1300 Thames Street, 6th Floor, Baltimore, MD 21231
National Financial Services LLC	200 Liberty Street, 5th Floor, New York, NY 10281
NBCN Inc./CDS	1010 Rue De La Gauchetiere, Montreal, Québec, Canada H3B 2N2
Northern Trust Company	801 South Canal Street, Chicago, IL 60612
Northern Trust Company/United Nations Joint Staff Pension Fund	50 South LaSalle Street, Chicago, IL 60675
Penson Financial Services, Inc./Ridge	330 Bay Street, Suite 711, Toronto, ON Canada M5H 2S8
Pershing LLC	One Pershing Plaza, Jersey City, NJ 07399
PNC Bank, National Association	8800 Tinicum Blvd., Attn: Trade Sett. Dept, Philadelphia, PA 19153
Raymond, James & Associates, Inc.	880 Carillon Parkway, P.O. Box 12749, St. Petersburg, FL 33733
RBC Capital Markets Corporation	One Liberty Plaza, New York, NY 10006-1446
RBC Dominion Securities, Inc./CDS	200 Bay Street, 6th Floor, Royal Bank Plaza North Tower, Toronto, ON, Canada M5J 2W7
Robert W. Baird & Co. Incorporated	777 E. Wisconsin Ave, 9th Ave Floor, Milwaukee, WI 53202
Scottrade, Inc.	12855 Flushing Meadow Dr., St. Louis, MO 63131
SEI Private Trust Company	1 Freedom Valley Drive, Oaks, PA 19456
SG Americas Securities, LLC	480 Washington Boulevard, Jersey City, NJ 07310
SSB – BlackRock Institutional Trust	400 Howard Street, San Francisco, CA 94105
SSB-Trust Custody	1776 Heritage Drive, Quincy, MA 02171
State Street Bank and Trust Company	1776 Heritage Drive, North Quincy, MA 02171
Stifel, Nicolaus & Company Incorporated	501 N. Broadway, St. Louis, MO 63102
TD Ameritrade Clearing, Inc.	1005 N. Ameritrade Place, Bellevue, NE 68005
The Bank of New York Mellon	401 Salina Street, 2nd Floor, Syracuse, NY 13202
The Bank of New York Mellon/ Mellon Trust of New England, National Association	One Boston Place, 8th Floor, Boston, MA 02108

Participant Name	Participant Mailing Address
TradeStation Securities, Inc.	8050 SW 10th Street, Plantation, FL 33324
U.S. Bank N.A.	1555 North Rivercenter Dr., Suite 302, Milwaukee, WI 53212
U.S. Bank N.A./ETF	1555 North Rivercenter Dr., Suite 302, Milwaukee, WI 53212
UBS Financial Services LLC	1000 Harbor Blvd., 8th Floor, Weehawken, NJ 07087
UBS Securities LLC	677 Washington Blvd., Stamford, CT 06901
Union Bank of California, N.A.	350 California St., 8th Floor, San Francisco, CA 94104
Vanguard Marketing Corporation	100 Vanguard Boulevard, Malvern, PA 19355
Virtu Financial BD LLC	645 Madison Avenue, New York, NY 10022
Wells Fargo Bank, National Association	733 Marquette Ave, 4th Floor, Minneapolis, MN 55402
Wells Fargo Securities, LLC	8739 Research Drive, Charlotte, NC 28262-0675

Appendix J – BLACKROCK INTERNATIONAL LIMITED SUB-ADVISED FUNDS

Fund Name

iShares 1-3 Year International Treasury Bond ETF

iShares Core International Aggregate Bond ETF

iShares Emerging Markets Local Currency Bond ETF

iShares Global High Yield Corporate Bond ETF

iShares International High Yield Bond ETF

iShares International Preferred Stock ETF

iShares International Treasury Bond ETF

iShares Commodities Select Strategy ETF

J-1

Appendix K – JOINT AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

For

iShares Trust,

iShares U.S. ETF Trust,

iShares, Inc.,

iShares U.S. ETF Company, Inc. and

iShares Sovereign Screened Global Bond Fund, Inc.

I.	Composition of the Audit Committee: The Audit Committee of the Board of Trustees of iShares Trust and iShares U.S. ETF Trust and the Audit Committee of the Board of Directors of iShares, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc. (hereinafter referred to in the singular as the “Committee” and the “Board”) shall be comprised only of Trustees and Directors of iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares U.S. ETF Company, Inc. or iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together, the “Companies”) that are not “interested persons” of the Companies within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”), and shall otherwise satisfy all Securities and Exchange Commission (“SEC”) regulations applicable to audit committees of listed open-end investment companies and the applicable membership rules of the national securities exchanges on which the individual series of each Company are listed, as such requirements are interpreted by the Board in its business judgment. Each member of the Committee shall be “financially literate” as the Committee interprets such qualification in its business judgment, or must become financially literate within a reasonable period of time (as the Committee interprets such time period in its business judgment) after his or her appointment to the Committee. The Committee shall have at least three members.

The Board shall determine annually whether any member of the Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Any member of the Committee who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committee and the Board in the absence of such determination. Likewise, the presence on the Committee of a member determined to be such an expert does not otherwise affect the duties, obligations or liabilities of any other member of the Committee. Furthermore, the determination by the Board that any member of the Committee is an audit committee financial expert shall not make such person an expert for any other purpose, including without limitation under Section 11 of the Securities Act of 1933 or applicable fiduciary laws. The determination by the Board that a member of the Committee is an audit committee financial expert is solely a disclosure-based determination and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act and applicable rules of the SEC.

The Committee shall elect a chairperson by a majority vote (the “Chairperson”). When a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

The compensation of Committee members shall be as determined by the Board from time to time. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Companies (or their subsidiaries, if any), other than fees paid in his or her capacity as a member of the Board or a committee of the Board, provided that, unless the rules of any applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Companies (provided that such compensation is not contingent in any way on continued service).

II.	Purposes of the Committee: The purposes of the Committee are to:

1.	oversee the Companies’ accounting and financial reporting policies and processes and their internal controls over financial reporting;

2.	oversee, or, as appropriate, assist Board oversight of, the quality, integrity and objectivity of the Companies’ financial statements and the independent audit thereof;

3.	interact with the Companies’ independent registered public accounting firm (the “independent accountants”), appropriate officers of the Companies (“Management”), and the Companies’ investment adviser, sub-adviser, administrator and other key service providers regarding accounting and financial reporting matters;

4.	oversee, or, as appropriate, assist Board oversight of, the Companies’ compliance with legal and regulatory requirements that relate to the Companies’ accounting and financial reporting, internal controls over financial reporting and independent audits;

5.	approve, prior to appointment, the engagement of the independent accountants and, in connection therewith, review and evaluate the qualifications, independence and performance of the independent accountants; and

6.	assume such other responsibilities as may be delegated by the Board.

The function of the Committee is oversight. Management and contractually obligated service providers are responsible for the preparation, presentation and integrity of the Companies’ financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and for establishing and maintaining adequate internal controls over financial reporting, in all cases designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out an audit in accordance with applicable auditing standards of the Companies’ annual financial statements and, in connection with those responsibilities, for considering the Companies’ internal controls over financial reporting and, if so engaged by the Companies, for reviewing the Companies’ unaudited interim financial statements in accordance with applicable accounting standards. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Companies, and the members of the Committee are neither acting as, nor do they represent themselves to be acting as, accountants or auditors. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set independence standards for the independent accountants, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Companies from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by Management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Companies, the Companies’ investment adviser and any entity controlling, controlled by or under common control with the Companies’ investment adviser that provides ongoing services to the Companies (the “Adviser Affiliates”). The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audits, to determine or certify that the Companies’ financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law or regulations, or to guarantee the independent accountants’ reports.

The independent accountants for the Companies shall report directly to the Committee.

III.

Meetings of the Committee: The Committee shall meet as often as it deems reasonably necessary or advisable. A majority of the members shall be authorized to call a meeting of the Committee and to send notice thereof. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

In addition, the Committee shall meet separately at least annually with Management and the independent accountants to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately. The Committee may request any officer of the Companies or any officer or employee of any service provider, outside counsel to the Companies or to the Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Act) or representatives of the Companies’ independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Except as otherwise required by the Act or the rules thereunder, members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other and may also act by unanimous written consent in lieu of a meeting. The Committee shall cause to be kept such minutes of its meetings as it shall deem appropriate.

IV.	Duties and Powers of the Committee: To carry out its purposes, the Committee shall have the following duties and powers:

1.	with respect to the independent accountants,

(i)	to approve, prior to appointment, the engagement of the independent accountants to annually audit and provide their opinion on a Company’s financial statements, to approve and recommend to the Board, including those Board members who are not “interested persons” of the Companies (as that term is defined in Section 2(a)(19) of the Act), for approval, the selection, retention or termination of the independent accountants and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent accountants;

(ii)	to review and approve the compensation of the independent accountants for the performance of audit services to the Companies;

(iii)	to ensure that the independent accountants prepare and deliver annually a formal written statement delineating all relationships between the independent accountants and the Companies, the BlackRock investment fund complex and any Adviser Affiliate (the “Statement as to Independence”1), to discuss with the independent accountants any relationships or services disclosed in the Statement as to Independence that may impact the objectivity and independence of the Companies’ independent accountants, and to take appropriate action in response to the Statement as to Independence to satisfy the Committee of the independent accountants’ independence;

(iv)	to obtain and review a report by the independent accountants, at least annually, describing the independent accountants’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review, or any material issues raised by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the independent accountants, and any steps taken to deal with any such issues;

(v)	to approve, prior to appointment, in accordance with the policies and procedures of the Audit Committee, the engagement of the independent accountants to provide non-audit services to the Companies or any Adviser Affiliate, if the engagement relates directly to the operations and financial reporting of the Companies;

(vi)	to develop, to the extent deemed appropriate by the Committee, any policies and procedures for pre-approval of the engagement of the independent accountants to provide audit or non-audit

[1]	The independent accountants shall be responsible for the accuracy and completeness of the Statement as to Independence.

services to a Company and to provide non-audit services to a Company’s Adviser Affiliates, if the engagement relates directly to the operations and financial reporting of the Companies, provided in either case that the policies and procedures are detailed as to the particular services covered (de minimis non-audit services do not require pre-approval2);

(vii)	if asked by Management or the independent accountants, to review and resolve any disagreements between Management and the independent accountants regarding financial accounting and reporting;

(viii)	to establish clear policies regarding hiring of employees or former employees of the independent accountants by the Companies and the Companies’ investment adviser(s); and

2.	with respect to financial reporting principles and controls over financial reporting,

(i)	to consider information and comments, which have been brought to the attention of the Committee, with respect to the Companies’ financial statements before their release; to meet with the independent accountants to discuss any matters of concern relating to, the Companies’ financial statements, including any adjustments to such statements recommended by the independent accountants; and to review the independent accountants’ opinion on the Companies’ financial statements;

(ii)	to consider information and comments from the independent accountants with respect to the adequacy of internal controls over financial reporting;

(iii)	to consider information and comments from the independent accountants with respect to the adequacy of internal controls of servicing agents employed on behalf of the Companies;

(iv)	to consider the reports required by applicable laws and regulations to be made by the independent accountants regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and

•	other material written communications between the independent accountants and Management;

(v)	to consider any reports or communications (and Management’s responses thereto) submitted to the Committee by the independent accountants required by or referred to in the Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as may be modified or supplemented, including reports and communications related to:

•	deficiencies in the design or operation of controls over financial reporting noted in the audit;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent accountants’ responsibility under generally accepted auditing standards;

•	significant accounting policies;

[2]

A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% of the total amount of revenues received by the independent accountants from a Company and any Adviser Affiliate for services otherwise requiring Committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Company did not recognize these services as non-audit services at the time of the engagement; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

•	Management judgments and accounting estimates;

•	adjustments arising from the audit;

•	the responsibility of the independent accountants for other information in documents containing audited financial statements;

•	disagreements between Management and the independent accountants regarding the Companies’ financial reporting and the resolution of any such disagreements;

•	consultation by Management with other accountants;

•	major issues discussed with Management prior to retention of the independent accountants;

•	audit differences not booked by Management;

•	difficulties encountered with Management in performing the audit; and

•	the independent accountant’s judgments about the quality of a Company’s accounting principles;

(vi)	to meet with Management and/or the independent accountants (separately from Management):

•	to discuss the scope of the annual audit or any audit or review of interim financial statements;

•	to review and discuss the audited financial statements;

•	to discuss any significant matters arising from any audit or report or communication referred to in this Section IV, whether raised by Management or the independent accountants, relating to the Companies’ financial statements;

•	to discuss significant tax accounting policies elected by the Companies (including compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) and their effect on amounts distributed and reported to shareholders for federal tax purposes;

•	to discuss significant changes to the Companies’ auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent accountants or Management;

•	to discuss significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

•	to discuss such other matters as the Committee deems necessary or advisable;

(vii)	to establish procedures reasonably designed:

•	to receive, retain and treat complaints that a Company receives from any source about the Company’s accounting, internal controls over financial reporting, or auditing matters relating to the Company; and

•	to receive confidential, anonymous submissions from employees of a Company, its investment adviser or its other service providers about questionable accounting or auditing matters relating to the Company;

3.	with respect to reporting, recommendations and other matters,

(i)	upon request by the Board, to provide advice to the Board in selecting the principal accounting officer of each Company;

(ii)	to provide any report or other disclosures required by the rules of the SEC to be included in a Company’s proxy statement with respect to an annual meeting of shareholders;

(iii)	to review this Charter at least annually and recommend any changes to the Board;

(iv)	to evaluate the performance of the Committee on an annual basis and to report to the Board on the results of this evaluation (such evaluation may occur as part of the Board’s annual self-assessment);

(v)	to investigate or initiate an investigation of reports of improprieties in connection with the Companies’ accounting or financial reporting;

(vi)	to review and report on its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(vii)	to evaluate the performance of the independent accountants through the completion and/or discussion of the External Auditor Evaluation Questionnaire.

V.	Resources and Authority of the Committee: The Committee shall have the resources and authority appropriate to discharge its responsibilities, including (a) the authority to engage independent accountants for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants, and (b) appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Company, (ii) compensation to any independent counsel and other advisors, experts or consultants engaged by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Approved by the Boards of Directors of iShares, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc. and the Boards of Trustees of iShares Trust and iShares U.S. ETF Trust on June 22, 2016.

Appendix L – JOINT NOMINATING AND GOVERNANCE COMMITTEE CHARTER

iShares Trust

iShares U.S. ETF Trust

iShares, Inc.

iShares U.S. ETF Company, Inc. and

iShares Sovereign Screened Global Bond Fund, Inc.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Purposes of the Nominating and Governance Committee. The Nominating and Governance Committees (together, the “Committee”) of the Board of Trustees of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and the Board of Directors of iShares, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Corporation”) (the “Boards”) have two primary roles: (a) nomination of Independent Board Members (as defined in Article IV below) and Advisory Board Members (as defined in Article II below); and (b) supervision of fund governance issues.

II.	Nomination Role. With regard to the nomination of Independent Board Members, the Committee is authorized to:

•	Identify individuals qualified to serve as Independent Board Members on the Boards;

•	Review the experience, qualifications, attributes or skills of any person properly identified or nominated to serve as an Independent Board Member on the Boards;

•	Recommend to the Boards and the then-current Independent Board Members the nominee(s) for appointment as Independent Board Members by the Boards and the then-current Independent Board Members and/or for election as Independent Board Members by shareholders[1] to fill any vacancy for a position of Independent Board Member on the Boards;

•	Recommend to the Boards and the then-current Independent Board Members the size and composition of the Boards and Board committees and whether the composition of the Boards and Board committees is as prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable laws and regulations; and

•	Recommend to the Boards and the then-current Independent Board Members a then-current Independent Board Member to serve in the capacity as Chairperson of the Boards in accordance with each Trust’s and Corporation’s By-Laws.

The Committee performs these functions to assist the Boards and the Independent Board Members in carrying out their fiduciary responsibilities and the requirements of the 1940 Act and the rules thereunder with respect to the selection and nomination of members of the Boards. Nomination of any person to serve on the Boards as an Independent Board Member shall initially be acted upon by the Independent Board Members and then by the entire Boards. Nomination of any persons to serve on the Boards other than as Independent Board Members shall be made by the Boards.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify Independent Board Member candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Trust and/or the Corporation to pay the compensation of any search firm or other consultant engaged by the Committee.

The Committee shall make nominations for the appointment or election of Independent Board Members in accordance with this Charter and apply the criteria and principles set forth in the “General Guidelines for Selecting Independent Board Members” attached hereto as Annex A.

[1]	The term “shareholder” shall mean a shareholder of iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares U.S. ETF Company, Inc., and iShares Sovereign Screened Global Bond Fund, Inc.

The Boards believe that shareholders as a group are best served by the efficient allocation of Trust, Corporation and Board resources. As such, the Boards are not required to consider any person nominated by any shareholder of the Trusts and/or the Corporations (solely in the capacity as shareholder and not in any other capacity) to serve as an Independent Board Member, although the Committee may consider any such person if the Committee deems it appropriate after considering all circumstances the Committee’s members deem relevant.

In addition to members of the Committee, the President and other officers of the Trusts and the Corporations, even if not members of the Committee, may be solicited for their input on candidates and to recruit candidates for the relevant Board. The Committee shall give candidates recommended by the President and other officers of the Trust and Corporation the same consideration given any other candidate.

The Committee may from time to time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Board Members”). An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Board Member (including those set forth in the “General Guidelines for Selecting Independent Board Members” attached hereto as Annex A) and does not otherwise serve the Trusts or the Corporations in any other capacity. Any Advisory Board Member shall serve at the pleasure of the Boards and may be removed, at any time, with or without cause, by the Boards. An Advisory Board Member subsequently may be appointed as a Board member, or nominated and elected as a Board member, at which time he or she shall cease to be an Advisory Board Member. Any Advisory Board Member may resign at any time.

III.	Fund Governance Role. With regard to fund governance, the Committee is authorized to:

•	Monitor and evaluate industry and legal developments with respect to fund governance matters in order to seek compliance with all applicable requirements, with a view to identifying and recommending “best practices” to the Boards;

•	Periodically review the Boards’ retirement policy for Board members and, if applicable, Advisory Board Members and make any recommendations to the Boards with respect thereto;

•	Periodically review the role and responsibilities of the Chairperson of the Boards;

•	Periodically consider an appropriate level of compensation to be paid to the Independent Board Members for their services as Board members, members or chairpersons of committees of the Boards, Chairperson of the Boards and such other positions as the Committee considers appropriate, and make recommendations to the Boards with respect thereto;

•	Periodically consider an appropriate level of compensation, if any, to Advisory Board Members for their service as Advisory Board Members and make recommendations to the Boards with respect thereto;

•	Recommend to the Boards new or revised Board policies and guidelines regarding fund governance matters (including risk oversight), as the Committee deems necessary;

•	Recommend to the Boards procedures for evaluating the performance of Board members, Advisory Board Members and Board committees, including the chairpersons thereof, and, at least once annually, evaluate the performance of the Boards and the committees of the Boards, pursuant to the requirements of Rule 0-1 under the 1940 Act or other applicable requirements;

•

Consider, with the assistance of counsel to the Trusts or Corporations and counsel to the Independent Board Members and Advisory Board Members, any issues or controversies arising as to whether or not any Board member designated as an Independent Board Member or any Advisory Board Member in fact satisfies all of the criteria for such status (whether imposed by law or any such more stringent policies as may be adopted by the Boards). This assessment may occur upon: (i) the consideration of a new Board member or Advisory Board Member, (ii) a Board member’s or Advisory Board Member’s joining the board of another entity or assuming a new professional role, or (iii) at such other time as the

Committee in its discretion may deem appropriate. The Committee shall make recommendations to the Boards regarding the same;

•	At least once annually, evaluate the independence (pursuant to the requirements of Rule 0-1 under the 1940 Act) and overall performance of counsel to the Independent Board Members; and

•	Consider other fund governance related issues or conflicts that are brought before the Committee and make recommendations to the Boards, as appropriate.

IV.	Committee Operations. The Committee shall be composed of members of the Boards that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trusts or Corporations, any adviser or sub adviser to any series of the Trusts or Corporations, or the Trusts’ or Corporations’ principal underwriter/placement agent (each, an “Independent Board Member”).

The Committee shall elect a Chairperson of the Committee by majority vote. When a Chairperson of the Committee is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson of the Committee shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor. The compensation, if any, of Committee members and its Chairperson shall be as determined from time to time by the Boards.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all Board members; however, no member of a Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee and the Committee may hold executive sessions during which only members of the Committee are present. An affirmative vote or the consent of a majority of all the members of the Committee is required for the Committee to take action. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee. The Committee shall cause to be kept such records of its meetings as it shall deem appropriate.

As it deems necessary and at each Trust’s or Corporation’s expense, the Committee is authorized to confer with, and to seek the help of, outside advisors, including without limitation counsel to the Trusts or Corporations and counsel to the Independent Board Members and Advisory Board Members, and officers or other employees of the Trusts or Corporations, as well as officers and employees of BlackRock Fund Advisors and its affiliates.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Boards for consideration.

V.	Approval of Charter. This Charter and any amendments are subject to approval by the Boards.

Amended and approved by the Boards of Trustees/Directors of iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc. on September 28-29, 2016.

ANNEX A

General Guidelines for Selecting Independent Board Members

I.	Application of Criteria to Prospective Independent Board Members. The Committee expects that all candidates should generally have the following characteristics:

1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trusts or Corporations.

2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. As fiduciaries, registered investment company board members must affirmatively consider a candidate’s reputation prior to recommending the candidate to serve as a board member. The Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.	The candidate should have demonstrated relevant skills and abilities, including the ability to exercise business judgment, in matters that relate to the current and long-term objectives of the Trusts and Corporations. The candidate should be willing and able to contribute positively to the decision-making process of the Trusts and Corporations.

4.	The candidate should be committed to understanding the Trusts and Corporations and the responsibilities of an Independent Board Member of a registered investment company and to regularly attending and participating in meetings of the Boards and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trusts and Corporations and to act in the interests of all shareholders.

6.	The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Board Member.

7.	The candidate should have the ability to serve a sufficient number of years before reaching the Trusts’ or Corporations’ mandatory retirement age for Board members.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The Committee may consider how the diversity of a candidate’s specific experience, qualifications, attributes or skills could enhance the makeup of the then-current Boards.

The Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Board Member.

In evaluating candidates, the Committee shall seek to have at least one Independent Board Member qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and the Committee shall give preference to candidates that the Committee believes would qualify as audit committee financial experts.

II.	Application of Criteria to Existing Independent Board Members. Each existing Independent Board Member shall continue to serve in such capacity in accordance with, and subject to, each Trust’s or Corporation’s charter documents and any policies adopted by the Boards relating thereto, including, without limitation, each Trust’s or Corporation’s retirement policy for Independent Board Members. Any re-nomination of an existing Independent Board Member should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Board Member’s performance on the Boards and any committees thereof.

E27480-S58105

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PROXY	PROXY

iShares, Inc. iShares Trust iShares U.S. ETF Trust

iSHARES, INC.

iSHARES TRUST

iSHARES U.S. ETF TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Jack Gee, Benjamin Archibald, Deepa Damre, and Lezlie Iannone as proxies, each with the power of substitution, to represent the undersigned and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds held of record by the undersigned on May 2, 2017 at the Joint Special Meeting of Shareholders of each Fund to be held on June 19, 2017 or at any adjournments, postponements or delays thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

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Proposal 1.	To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Jane D. Carlin	02. Richard L. Fagnani	☐	☐	☐
03. Drew E. Lawton	04. Madhav V. Rajan
05. Mark Wiedman